Exhibit 10.2

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of October 2, 2019, by and among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company (“Borrower”), the other Loan Parties party hereto, the Lenders party hereto, and CIBC BANK USA, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 16, 2019 (as the same has been or may be amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and, as amended by this Amendment, the “Amended Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Amended Credit Agreement);

WHEREAS, the Loan Parties wish to amend the Existing Credit Agreement on the terms set forth herein, and the consent of all of the Lenders hereunder is required for such amendments; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Existing Credit Agreement as provided for herein;

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.                  Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.3, 1.4, 1.5, 1.6 and 1.7 of the Amended Credit Agreement.

Section 2.                  New Administrative Agent; Amendments to Loan Documents Generally. After giving effect to the Agency Resignation, Appointment and Assumption Agreement, dated as of the date hereof (the “Agency Transfer Agreement”), by and among the Borrower, the other Loan Parties, Citizens Bank, N.A. (“Citizens Bank”), and CIBC Bank USA (“CIBC Bank”) and the Assignment and Assumption, dated as of the date hereof (the “Assignment”), between Citizens Bank and CIBC Bank, the Borrower, the Guarantors, the Lenders and Citizens Bank acknowledge and agree that (i) Citizens Bank shall no longer act as or constitute the Administrative Agent, L/C Issuer or Swingline Lender under any Loan Document, including, without limitation, the Amended Credit Agreement and (ii) CIBC Bank shall constitute and act as Administrative Agent, L/C Issuer and Swingline Lender under the Amended Credit Agreement and the other Loan Documents. Each Loan Document is hereby modified to give effect to the foregoing, including, without limitation, substituting CIBC Bank for Citizens Bank as Administrative Agent, L/C Issuer and Swingline Lender on and after the date hereof.

Section 3.                  Amendments to Existing Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Existing Credit Agreement and the exhibits attached thereto are hereby amended as follows:

(a)                to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Amended Credit Agreement attached hereto as Exhibit A; and

(b)                to replace Schedule 2.1 to the Existing Credit Agreement in its entirety with the schedule attached hereto as Exhibit B.

Section 4.                  Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date on which such conditions precedent are satisfied, the “Third Amendment Effective Date”):

(a)                this Amendment shall have been duly executed by the Borrower, each other Loan Party, the Administrative Agent and each Lender, and counterparts hereof as so duly executed shall have been delivered to the Administrative Agent;

(b)                the Administrative Agent shall have received (i) a Perfection Certificate, (ii) any amended and restated notes executed by the Borrower in favor of each Lender requesting a note, (iii) an assignment of copyright security agreement and an assignment of trademark security agreement, (iv) the results of UCC lien, tax lien, judgment, pending suit and name variation search reports naming each Loan Party from the appropriate offices in relevant jurisdictions, (v) copies of proper UCC-1 financing statements and UCC-3 financing statement amendments, filed or duly prepared for filing under the Uniform Commercial Code in all United States jurisdictions that the Administrative Agent may deem reasonably necessary in order to perfect and protect the Liens on the Collateral described in the Security Agreement, (vi) the results of intellectual property search reports with respect to each Loan Party from the United States Patent and Trademark Office and the United States Copyright Office, (vii) a certificate of the Secretary or Assistant Secretary of each Loan Party certifying as to and attaching: (A) such Loan Party’s certificate or articles of incorporation or certificate of formation, as applicable, and all amendments thereto, certified as of a recent date by the Secretary of State (or other appropriate governmental official) of the jurisdiction of its organization, (B) such Loan Party’s bylaws, limited liability company agreement or other equivalent governing documents, as applicable, and all amendments thereto, (C) resolutions duly adopted by the board of directors or equivalent governing body of such Loan Party authorizing the execution, delivery and performance of each Loan Document to which it is a party and (D) the incumbency and signatures of the officers or representatives of such Loan Party executing this Amendment and the other Loan Documents, as applicable, (viii) a good standing certificate for each Loan Party from the Secretary of State (or other appropriate governmental official) of its jurisdiction of organization, dated as of a recent date, (ix) a duly executed copy of the Agency Transfer Agreement, (x) a duly executed copy of the Assignment, (xi) favorable opinions of Troutman Sanders LLP, in each case as to such matters as the Administrative Agent may reasonably request and in form and substance satisfactory to the Administrative Agent, (xii) a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4(d), (e), (f), and (g) have been satisfied, (xiii) a Solvency Certificate signed by the chief financial officer or an authorized person performing similar function of the Borrower attesting to the Solvency of each Loan Party and its Subsidiaries (taken as a whole) on the Third Amendment Effective Date immediately before and after giving effect to this Amendment and the related transactions contemplated hereunder to occur on the date hereof, (xiv) evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Administrative Agent has been named as lender’s loss payee or additional insured, as applicable, under each insurance policy with respect thereto and all endorsements thereto have been delivered, in each case, in accordance with the terms of the Loan Documents, and the Administrative Agent shall be otherwise satisfied with all of the insurance arrangements of the Loan Parties and their Subsidiaries and (xv) such additional certificates, documents and other information as the Administrative Agent shall reasonably request;

(c)                all fees of counsel to the Administrative Agent incurred in connection with this Amendment and for which the Borrower shall have received an invoice on or prior to the date hereof, and all fees to CIBC Bank and the Lenders required to be paid in connection herewith, shall have been or will be substantially simultaneously paid;

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(d)                the representations and warranties contained in Section 7 of this Amendment shall be true and correct in all material respects, in each case on and as of the Third Amendment Effective Date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(e)                after giving effect to this Amendment as of the Third Amendment Effective Date, no Default or Event of Default shall exist under any of the Loan Documents, and none shall occur as a result of observing any provision hereof or to the consummation of the transactions contemplated hereby;

(f)                 since April 30, 2019, no event or circumstance, either individually or in the aggregate, has occurred that has had or could reasonably be expected to have a Material Adverse Effect; and

(g)                Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently completed Measurement Period for which financial statements have been delivered under the Credit Agreement is not less than $28,000,000.

Section 5.                  Departing Lenders; Reallocation of Outstanding Loans. Each of Union Bank & Trust and Republic Bank & Trust Company (together, the “Departing Lenders”) has agreed that it shall no longer be a Lender under the Existing Credit Agreement as of the date hereof. No Departing Lender shall have any Commitment on and after the date hereof and shall cease to be a party to the Existing Credit Agreement as of the date hereof, and shall have no rights, duties or obligations thereunder. All amounts owing to any Departing Lender under the Loan Documents shall be paid by the Borrower as of the date hereof. No consent of any Departing Lender is required to give effect to the changes contemplated by this Amendment. The Administrative Agent is hereby authorized to take such steps under the Existing Credit Agreement as reasonably required to give effect to the departure of the Departing Lenders, including, without limitation reallocating outstanding Loans and other obligations among the Lenders signatory hereto as of the date hereof ratably based on their Commitments (after giving effect to this Amendment).

Section 6.                  Affirmation. Before and after giving effect to the transactions contemplated hereby, each of the Loan Parties hereby (a) consents and agrees to and acknowledges and affirms the terms of this Amendment and (b) further agrees that its respective obligations under the Amended Credit Agreement, the Guarantee Agreement, the Security Agreement and each of the other Loan Documents shall remain in full force and effect and shall be unaffected hereby.

Section 7.                  Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders party hereto on the date hereof and on the Third Amendment Effective Date as follows:

(a)                Power and Authority. It has all requisite power and authority to execute and deliver this Amendment and the other Loan Documents executed and delivered in connection herewith (together with this Amendment, the “Amendment Documentation”) to which it is a party and to perform its obligations hereunder and thereunder.

(b)                Authorization. It has taken all necessary corporate or limited liability company action, as applicable, to duly authorize the execution and delivery of, and performance of its obligations under, this Amendment and the other Amendment Documentation to which it is a party, and this Amendment and the other Amendment Documentation to which it is a party have been duly authorized, duly executed and delivered by its duly authorized officer or officers.

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(c)                Non-Violation. The execution and delivery of this Amendment and the other Amendment Documentation to which it is a party and the performance and observance by it of the terms and provisions hereof and thereof (a) do not violate or contravene its Organizational Documents or any applicable laws or (b) conflict with or result in a breach or contravention of any provision of, or constitute a default under, any other agreement, instrument or document binding upon or enforceable against it.

(d)                Validity and Binding Effect. Upon satisfaction of the conditions set forth in Section 4 above, this Amendment and the other Amendment Documentation to which such Loan Party is a party shall constitute a legal, valid and binding agreement of such Loan Party, enforceable against it in accordance with its respective terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(e)                Representations and Warranties in the Amended Credit Agreement. The representations and warranties of such Loan Party contained in the Amended Credit Agreement are true and correct in all material respects, in each case on and as of the Third Amendment Effective Date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(f)                 No Consent. No consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with this Amendment or the other Amendment Documentation to which it is a party or the execution, delivery, performance, validity or enforceability of this Amendment or the other Amendment Documentation, except, in each case, consents, exemptions, authorizations, approvals, filings and actions which have been obtained or made and are in full force and effect.

(g)                No Event of Default. No Default or Event of Default exists before the effectiveness of, and none will exist immediately after giving effect to, this Amendment or as a result of observing any provision hereof.

(h)                Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against any Loan Party or, to the knowledge of the Borrower, threatened against or affecting the Loan Parties or any of their Subsidiaries (a) that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or (b) that involve or affect, or that purport to or could reasonably be expected to involve or affect, any Loan Document or any Amendment Documentation.

(i)                 Subsidiaries; Equity Interests; Indebtedness. As of the Third Amendment Effective Date, after giving effect to the Amendment Documentation, no Loan Party has any direct or indirect Subsidiaries or investments (other than Cash Equivalents) in, or joint ventures or partnerships with, any Person, except as disclosed in Schedule 7.9. Such Schedule also sets forth (a) the name and jurisdiction of organization or incorporation of each Subsidiary of the Parent and identifies each Subsidiary of the Borrower that is an Excluded Subsidiary on the Third Amendment Effective Date and (b) the ownership interest of (x) each Loan Party and their respective Subsidiaries in each of their respective Subsidiaries and (y) of Intermediate Parent in Parent, including in each case the percentage of such ownership. Neither any Loan Party nor any of its Subsidiaries has issued any Disqualified Equity Interests and there are no outstanding options or warrants to purchase Equity Interests of any Loan Party or any Subsidiary of any Loan Party of any class or kind, and there are no agreements, voting trusts or understandings with respect thereto or affecting in any manner the sale, pledge, assignment or other disposition thereof, including any right of first refusal, option, redemption, call or other rights with respect thereto, whether similar or dissimilar to any of the foregoing. All of the issued and outstanding Equity Interests owned any Loan Party in its Subsidiaries have been duly authorized and issued and are fully paid and non-assessable and are free and clear of all Liens other than, in the case of Equity Interests of Subsidiaries of Parent, Liens in favor of the Administrative Agent under the Collateral Documents. As of the Third Amendment Effective Date, since the formation of Parent, Parent has not incurred any Indebtedness or other obligations whatsoever, other than obligations under the Loan Documents and the Amendment Documentation.

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Section 8.                  Post-Amendment Covenants.

(a)                Notwithstanding anything to the contrary in any Loan Document, no later than ten (10) days after the Third Amendment Effective Date (or such later date as shall be acceptable to the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent articles of organization, and all amendments thereto, with respect to each of WeFile LLC and LTS Software LLC, in each case certified as of a recent date by the Commonwealth of Virginia State Corporation Commission.

(b)                Notwithstanding anything to the contrary in any Loan Document, no later than thirty (30) days after the Third Amendment Effective Date (or such later date as shall be acceptable to the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent (i) a lenders loss payee insurance endorsement with respect to the property insurance policy of the Loan Parties (listing the Administrative Agent as lenders loss payee), and (ii) a notice of cancellation endorsement and additional insured endorsement (listing the Administrative Agent as additional insured) with respect to the liability insurance policy of the Loan Parties, in each case for the foregoing clauses (i) and (ii), in form and substance acceptable to the Administrative Agent.

(c)                Notwithstanding anything to the contrary in any Loan Document, no later than thirty (30) days after the Third Amendment Effective Date (or such later date as shall be acceptable to the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent an original of that certain promissory note made by MC Tax LLC in favor of JTH Tax LLC (f/k/a JTH Tax, Inc.), dated as of December 7, 2018, in an amount equal to $775,000, together with an executed allonge with respect thereto, in each case, in form and substance acceptable to the Administrative Agent.

(d)                Notwithstanding anything to the contrary in any Loan Document, no later than sixty (60) days after the Third Amendment Effective Date (or such later date as shall be acceptable to the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent evidence satisfactory to the Administrative Agent that the collateral description set forth in UCC-1 financing statement number 17021338637, naming LTS Properties, LLC, as debtor, and First Tennessee Bank National Association, as secured party, has been amended in a manner reasonably satisfactory to the Administrative Agent.

(e)                Notwithstanding anything to the contrary in any Loan Document, no later than ninety (90) days after the Third Amendment Effective Date (or such later date as shall be acceptable to the Administrative Agent in its sole discretion), the Loan Parties shall deliver to the Administrative Agent evidence satisfactory to the Administrative Agent that (i) all Liens (other than any Liens permitted in accordance with the terms of the Amended Credit Agreement) on any registered intellectual property of the Loan parties have been terminated and released (other than any Liens in favor of Citizens Bank, N.A., as administrative agent, all of which will be assigned to the Administrative Agent), and (ii) the information on file with the United States Copyright Office and the United State Patent and Trademark Office with respect to the registered intellectual property of the Loan Parties has been updated to reflect the then current names of the applicable Loan Parties.

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Section 9.                  Miscellaneous.

(a)                Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)                Survival of Representations and Warranties. All representations and warranties made hereunder shall survive the execution and delivery of this Amendment.

(c)                Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)                Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

(e)                Loan Documents Unaffected. Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Amended Credit Agreement. Except as otherwise specifically provided, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Existing Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Existing Credit Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Collateral Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment is a Loan Document.

(f)                 Entire Agreement. This Amendment, together with the Amended Credit Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

(g)                Acknowledgments. Each Loan Party hereby acknowledges that:

(i)                 it has consulted and been advised by its own legal counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and it has consulted its own accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(ii)               it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Amendment and by the other Loan Documents;

(iii)             neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(iv)              the Lenders have no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Amendment and by the other Loan Documents, except any obligations expressly set forth in this Amendment and in the other Loan Documents;

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(v)                the Lenders and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lenders have no obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and

(vi)              no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

(h)                Release. Immediately upon the execution and acceptance of this Amendment, each Loan Party and each of their respective successors, assigns, subsidiaries, affiliates, insurers, employees, attorneys, agents, representatives and other persons and/or entities connected therewith, hereby fully and forever compromises, settles, releases, acquits and discharges the Administrative Agent, the Lenders, the Lead Arranger and their respective Affiliates and each of their and their Affiliates’ present, former and future directors, officers, employees, agents, partners, trustees, attorneys, advisors or other representatives and other persons and/or entities connected therewith (collectively, the “Released Parties”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions, causes of action (whether at law and/or in equity) and obligations of every nature whatsoever (whether liquidated or unliquidated, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, fixed or contingent) that each Loan Party has, had and/or may claim to have against any of the Released Parties which arise from or relate to any actions which any of the Released Parties have and/or may have taken or have and/or may have omitted to take prior to the date this Amendment was executed and, without limiting the foregoing, with respect to the Amended Credit Agreement and/or any documents executed and/or delivered in connection with the foregoing.

(i)                 Reaffirmation by the Loan Parties. Without limiting its obligations under or the provisions of the Amended Credit Agreement and the other Loan Documents, each Loan Party hereby (a) affirms and confirms its guaranty obligations under the Loan Documents to which it is a party and its pledges, grants, indemnification obligations and other commitments and obligations under the Amended Credit Agreement and each other Loan Document to which it is a party, in each case as of the Third Amendment Effective Date after giving effect to this Amendment and the other Amendment Documentation to which it is a party, (b) agrees that each of the Guarantee Agreement and each Collateral Document to which it is a party and all guarantees, pledges, grants and other commitments and obligations under each Loan Document to which it is a party shall continue to be in full force and effect following the effectiveness of this Amendment and (c) confirms that all of the Liens and security interests created and arising under the Collateral Documents remain in full force and effect, and are not released or reduced, as collateral security for the Secured Obligations.

(j)                 Counterparts. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Transmission by a party to another party (or its counsel) via facsimile or electronic mail of a signed copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party.

(k)                Governing Law. This Amendment and each other Loan Document shall be governed by, and construed in accordance with, the laws of the State of New York.

(l)                 Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or in any other Loan Document shall affect any right that any Loan Party may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

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(m)              Waiver of Objection to Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in Section 9(l). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(n)                Service of Process. Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 10.9 of the Credit Agreement. Nothing in this Amendment or in the Amended Credit Agreement will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(o)                Jury Trial Waiver. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

FRANCHISE GROUP INTERMEDIATE L 2, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

FRANCHISE GROUP INTERMEDIATE L 1, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

JTH TAX LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

SIEMPRETAX+ LLC

By: Franchise Group Intermediate L 2, LLC, its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

JTH FINANCIAL, LLC

By:	/s/ Michael Piper
Name: Michael Piper
Title: Director

WEFILE LLC

By:	/s/ Daniel Brashier
Name: Daniel Brashier
Title: Treasurer

JTH PROPERTIES 1632, LLC

By: JTH Financial, LLC, its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Director

LTS PROPERTIES, LLC

By: JTH Tax LLC, its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

LTS SOFTWARE LLC

By:	/s/ Daniel Brashier
Name: Daniel Brashier
Title: Treasurer

[Signature Page to Third Amendment to Credit Agreement]

JTH TAX OFFICE PROPERTIES, LLC

By: JTH Tax LLC, its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

360 ACCOUNTING SOLUTIONS LLC

By: JTH Tax LLC, its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

JTH COURT PLAZA, LLC

By: JTH Tax LLC, its Manager

By:	/s/ Michael Piper
Name: Michael Piper
Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit Agreement]

CIBC BANK USA, as Administrative Agent, Swingline Lender, L/C Issuer and as a Lender

By:	/s/ Richard Lavina
Name: Richard Lavina
Title: Managing Director

[Signature Page to Third Amendment to Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Tracy Van Riper
Name: Tracy Van Riper
Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

FIRST TENNESSEE BANK, N.A., as a Lender

By:	/s/ Keith A. Sherman
Name: Keith A. Sherman
Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

UNION BANK & TRUST, as a Departing Lender

By:	/s/ Peter W. Strauss
Name: Peter W. Strauss
Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

REPUBLIC BANK & TRUST COMPANY, as a Departing Lender

By:	/s/ Robert J. Arnold
Name: Robert J. Arnold
Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement]

EXHIBIT A

Conformed Copy of Amended Credit Agreement

CONFORMED COPY

Incorporating:

First Amendment to Credit Agreement, dated as of June 26, 2019

Second Amendment to Credit Agreement and Assumption Agreement, dated as of July 10, 2019

Third Amendment to Credit Agreement, dated as of October 2, 2019

CREDIT AGREEMENT

dated as of May 16, 2019

among

~~LIBERTY TAX, INC.,~~

FRANCHISE GROUP INTERMEDIATE L 2, LLC,

as the Borrower,

THE LENDERS PARTY HERETO,

CIBC BANK USA ~~and~~,
~~FIRST TENNESSEE BANK, N.A.,~~
as ~~Co-Syndication Agents~~Syndication Agent

and

~~CITIZENS~~CIBC BANK USA, ~~N.A.,~~
as Administrative Agent

and

~~CITIZENS BANK, N.A.,~~

CIBC BANK USA, and

~~FIRST TENNESSEE~~CITIZENS BANK, N.A.,

as Joint Lead Arrangers and Joint Bookrunners

TABLE OF CONTENTS

Page
Article 1 Definitions and Rules of Construction		1
Section 1.1	Definitions	1
Section 1.2	Classification of Loans and Borrowings	~~41~~43
Section 1.3	Terms Generally	~~41~~43
Section 1.4	Accounting Terms; GAAP	~~42~~44
Section 1.5	Rounding	~~42~~44
Section 1.6	References to Time	~~42~~44
Section 1.7	Resolution of Drafting Ambiguities	~~43~~44
Section 1.8	Status of Loan Document Obligations	~~43~~44
Section 1.9	Interest	~~43~~45
Section 1.10	Divisions	~~43~~45
Article 2 The Credits		~~43~~45
Section 2.1	Commitments	~~43~~45
Section 2.2	Borrowings, Conversions and Continuations of Loans	~~43~~45
Section 2.3	Swingline Loans	~~45~~47
Section 2.4	Letters of Credit	~~47~~49
Section 2.5	Termination and Reduction of Commitments	~~53~~55
Section 2.6	Repayment of Loans; Evidence of Debt	~~54~~55
Section 2.7	Prepayments	~~55~~56
Section 2.8	Payments Generally; Administrative Agent’s Clawback	~~56~~57
Section 2.9	Defaulting Lenders	~~58~~60
Section 2.10	Cash Collateral	~~61~~62
Section 2.11	Incremental Commitments	~~62~~63

Section 2.12	Extensions of Commitments	~~63~~64
Article 3 Interest, Fees, Yield Protection, etc.		~~65~~66
Section 3.1	Interest	~~65~~66
Section 3.2	Fees	~~66~~67
Section 3.3	Alternate Rate of Interest	~~67~~68
Section 3.4	Increased Costs; Illegality	~~68~~72
Section 3.5	Break Funding Payments	~~70~~73
Section 3.6	Taxes	~~70~~74
Section 3.7	Mitigation Obligations; Replacement of Lenders	~~74~~77
Article 4 Conditions Precedent to Credit Extensions		~~75~~78
Section 4.1	Conditions to Initial Credit Extensions	~~75~~78
Section 4.2	Conditions to All Credit Extensions	~~77~~81
Article 5 Representations and Warranties		~~78~~81
Section 5.1	Existence, Qualification and Power; Compliance with Laws	~~78~~81
Section 5.2	Authorization; No Contravention	~~78~~82
Section 5.3	Governmental Authorization; Other Consents	~~79~~82
Section 5.4	Binding Effect	~~79~~82
Section 5.5	Financial Statements; No Material Adverse Effect	~~79~~82
Section 5.6	Litigation	~~79~~82
Section 5.7	Environmental Matters	~~79~~83
Section 5.8	Ownership of Properties; Liens	~~81~~84
Section 5.9	Casualty, Etc	~~81~~84
Section 5.10	Investment Company Status, Etc	~~81~~85
Section 5.11	Taxes	~~81~~85
Section 5.12	ERISA	~~82~~85
Section 5.13	Subsidiaries; Equity Interests	~~83~~86
ii

Section 5.14	Insurance	~~83~~86
Section 5.15	Federal Reserve Regulations, Etc	~~83~~86
Section 5.16	Collateral Documents	~~83~~87
Section 5.17	Solvency	~~84~~87
Section 5.18	Anti-Corruption Laws; Sanctions; Anti-Terrorism Laws	~~84~~87
Section 5.19	[Reserved]	~~85~~88
Section 5.20	Accuracy of Information, Etc	~~85~~88
Section 5.21	Labor Matters	~~85~~88
Section 5.22	Absence of Certain Restrictions	~~85~~88
Section 5.23	No Default	~~85~~89
Section 5.24	Common Enterprise	~~85~~89
Section 5.25	Brokers’ Fees	~~86~~89
Section 5.26	EEA Financial Institutions	~~86~~89
Article 6 Affirmative Covenants		~~86~~89
Section 6.1	Financial Statements and Other Information	~~86~~89
Section 6.2	Notices of Material Events	~~88~~91
Section 6.3	Existence; Conduct of Business	~~89~~92
Section 6.4	Payment and Performance of Obligations	~~89~~92
Section 6.5	Maintenance of Properties	~~89~~92
Section 6.6	Books and Records; Inspection Rights	~~89~~93
Section 6.7	Compliance with Laws	~~89~~93
Section 6.8	Use of Proceeds	~~90~~93
Section 6.9	Information Concerning Collateral	~~90~~93
Section 6.10	Insurance	~~90~~93
Section 6.11	[Reserved]	~~92~~95
Section 6.12	Covenant to Guarantee and Provide Security	~~92~~95
iii

Section 6.13	Environmental Matters	~~94~~97
Section 6.14	Accounts	~~94~~97
Section 6.15	Certain Post-Closing Obligations	~~94~~98
Section 6.16	Clean Down	~~94~~98
Section 6.17	Corporate Separateness	98
Section 6.18	Certain Tax Refunds	99
Article 7 Negative Covenants		~~95~~99
Section 7.1	Indebtedness; Equity Interests	~~95~~99
Section 7.2	Liens	~~96~~101
Section 7.3	Fundamental Changes; Business; Fiscal Year	~~97~~102
Section 7.4	Investments, Loans, Advances, Guarantees and Acquisitions	~~98~~103
Section 7.5	Dispositions	~~100~~104
Section 7.6	Sale and Leaseback Transactions	~~101~~105
Section 7.7	Swap Agreements	~~101~~105
Section 7.8	Restricted Payments	~~101~~105
Section 7.9	Transactions with Affiliates	~~101~~106
Section 7.10	Restrictive Agreements	~~101~~106
Section 7.11	Amendment of Material Documents	~~102~~107
Section 7.12	Financial Covenants	~~102~~107
Section 7.13	Payments on Junior Debt	~~102~~107
Section 7.14	Government Regulation	~~102~~107
Section 7.15	Hazardous Materials	~~103~~107
Section 7.16	Parent	108
Article 8 Events of Default		~~103~~108
Section 8.1	Events of Default	~~103~~108
Section 8.2	Remedies Upon Event of Default	~~105~~111
iv

Section 8.3	Application of Funds	~~106~~111
Article 9 The Administrative Agent		~~107~~112
Section 9.1	Appointment and Authority	~~107~~112
Section 9.2	Rights as a Lender	~~107~~113
Section 9.3	Exculpatory Provisions	~~108~~113
Section 9.4	Reliance by Administrative Agent	~~108~~114
Section 9.5	Delegation of Duties	~~109~~114
Section 9.6	Resignation of Administrative Agent	~~109~~114
Section 9.7	Non-Reliance on Administrative Agent and Other Lenders	~~110~~115
Section 9.8	No Other Duties, Etc	~~110~~115
Section 9.9	Administrative Agent May File Proofs of Claim	~~110~~115
Section 9.10	Collateral and Guarantee Matters	~~111~~116
Section 9.11	Compliance with Flood Insurance Laws	~~111~~117
Section 9.12	Cash Management Obligations and Swap Agreement Obligations	~~112~~117
Article 10 Miscellaneous		~~112~~117
Section 10.1	Notices	~~112~~117
Section 10.2	Waivers; Amendments	~~114~~119
Section 10.3	Expenses; Indemnity; Damage Waiver	~~116~~121
Section 10.4	Successors and Assigns	~~117~~122
Section 10.5	Survival	~~121~~126
Section 10.6	Counterparts; Integration; Effectiveness; Electronic Execution	~~121~~126
Section 10.7	Severability	~~122~~127
Section 10.8	Right of Setoff	~~122~~127
Section 10.9	Governing Law; Jurisdiction; Consent to Service of Process	~~122~~127
Section 10.10	WAIVER OF JURY TRIAL	~~123~~128
Section 10.11	Payments Set Aside	~~123~~128
v

Section 10.12	Headings	~~124~~129
Section 10.13	Interest Rate Limitation	~~124~~129
Section 10.14	Treatment of Certain Information; Confidentiality	~~124~~129
Section 10.15	USA PATRIOT Act Notice	~~125~~130
Section 10.16	No Fiduciary Duty	~~125~~130
Section 10.17	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~125~~130
Section 10.18	[Reserved]	~~126~~131
Section 10.19	Certain ERISA Matters	~~126~~131

vi

SCHEDULES:

Schedule 2.1	Commitments
Schedule 5.6	Disclosed Matters
Schedule 5.13	Subsidiaries; Equity Interests
Schedule 5.14	Insurance
Schedule 5.16(a)	UCC Filing Offices
Schedule 6.15	Certain Post-Closing Obligations
Schedule 7.1	Existing Indebtedness
Schedule 7.2	Existing Liens
Schedule 7.4	Existing Investments
Schedule 7.10	Existing Restrictions
Schedule 10.1	Notice Information

EXHIBITS:

Exhibit A	Form of Assignment and Assumption
Exhibit B-1	Form of Committed Loan Notice
Exhibit B-2	Form of Swingline Loan Notice
Exhibit C-1	Form of Revolving Loan Note
Exhibit C-2	Form of Swingline Loan Note
Exhibit D	Form of Perfection Certificate
Exhibit E	Form of Compliance Certificate
Exhibit F	Form of Closing Certificate
Exhibit G	Form of Subsidiary Joinder Agreement
Exhibit H-1	Form of U.S. Tax Compliance Certificate For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes
Exhibit H-2	Form of U.S. Tax Compliance Certificate For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes
Exhibit H-3	Form of U.S. Tax Compliance Certificate For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes
Exhibit H-4	Form of U.S. Tax Compliance Certificate For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes
Exhibit I	Form of Master Intercompany Note
Exhibit J	Form of Solvency Certificate
Exhibit K	Form of Secured Obligation Designation Notice

vii

CREDIT AGREEMENT

CREDIT AGREEMENT, dated as of May 16, 2019, by and among ~~LIBERTY TAX, INC. (formerly known as JTH Holding, Inc.)~~FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware ~~corporation~~limited liability company (the “Borrower”), the Lenders party hereto and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent.

RECITALS

A.       The Borrower has requested that the Lenders make loans and other financial accommodations to the Borrower as more fully set forth herein.

B.       The Lenders have indicated their willingness to lend and the L/C Issuer has indicated its willingness to issue Letters of Credit, in each case, on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

Article 1

Definitions and Rules of Construction

Section 1.1               Definitions. As used in this Credit Agreement, the following terms have the meanings specified below:

“2019 Contribution” has the meaning assigned to such term in the Second Amendment.

“2019 Contribution Documentation” means (a) the Contribution Agreement between Liberty TopCo and the Ultimate Parent, (b) the Contribution Agreement between the Ultimate Parent and ~~Holdings~~Parent, and (c) the Contribution Agreement between ~~Holdings~~Parent and the Borrower, each dated as of the Second Amendment Effective Date.

“2019 Restructuring Transaction Documents” means the Business Combination Agreement, the 2019 Contribution Documents, the Voting Agreements, the Tax Receivable Agreement, and the Subscription Agreements.

“2019 Restructuring Transactions” means the transactions contemplated by the 2019 Restructuring Transaction Documents, including the 2019 Contribution Documentation, the conversion of JTH Tax, Inc., LTS Software Inc. and WeFile Inc. from corporations into limited liability companies, and the direct or indirect acquisition by the Ultimate Parent of all of the outstanding equity interests of Buddy’s Newco, LLC, a Delaware limited liability company.

“ABR Borrowing” means, as to any Borrowing, the ABR Loans comprising such Borrowing.

“ABR Loan” means a Loan (other than a Swingline Loan) bearing interest based on the Alternate Base Rate.

“Acquired EBITDA” means, with respect to any Acquired Entity or Business for any period, the historical Consolidated EBITDA of such Acquired Entity or Business for such period as certified by a Financial Officer of the Borrower, which historical Consolidated EBITDA shall be calculated in a manner consistent with the definition of Consolidated EBITDA herein and to be based on financial statements for such Acquired Entity or Business prepared in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments with respect to financial statements that are not annual audited financial statements), provided that when such Acquired EBITDA is included in Consolidated EBITDA it shall be on a Pro Forma Basis.

“Acquired Entity or Business” means, for any period, any Person, property, business or asset acquired by the Borrower or any of its Subsidiaries in a Permitted Acquisition, to the extent not subsequently sold, transferred or otherwise Disposed of during such period.

“Acquisition” means any transaction or series of related transactions resulting, directly or indirectly, in: (a) the acquisition by any Person of (i) all or substantially all of the assets of another Person or (ii) all or substantially all of any business line, unit or division of another Person, (b) the acquisition by any Person (i) of in excess of 50% of the Equity Interests of any other Person, or (ii) otherwise causing any other Person to become a subsidiary of such Person, or (c) a merger, amalgamation consolidation, or any other combination of any Person with another Person (other than a Person that is a Loan Party or a Subsidiary of a Loan Party) in which a Loan Party or any of its Subsidiaries is the surviving Person.

“Adjusted LIBOR Rate” means, with respect to any LIBOR Borrowing for any Interest Period, an interest rate per annum equal to the LIBOR Rate in effect for such Interest Period multiplied by the Statutory Reserve Rate; provided, however, that the Adjusted LIBOR Rate shall at no time be less than 0% per annum.

“Administrative Agent” means ~~Citizens Bank~~CIBC, in its capacity as administrative agent for the Lenders or any successor thereto.

“Administrative Agent’s Payment Office” means the Administrative Agent’s office located at ~~20 Cabot Road, Medford, MA 02155~~120 S. LaSalle, Chicago, IL 60603, or such other office as to which the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Parties” has the meaning assigned to such term in Section 10.1(d)(iii).

“Agreement Date” means the first date appearing in this Credit Agreement.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 0.50% per annum and (c) the Adjusted LIBOR Rate in effect on such day for deposits in Dollars for a one-month Interest Period (subject to any interest rate floor set forth in the definition of “Adjusted LIBOR Rate”) plus 1.00% per annum, provided that the Alternate Base Rate shall at no time be less than 1.00% per annum. If the Administrative Agent shall have determined (which determination shall be conclusive absent clearly manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBOR Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition of the term Federal Funds Effective Rate, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBOR Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBOR Rate, respectively.

2

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Loan Parties or their respective Subsidiaries from time to time concerning or relating to bribery or corruption.

“Anti-Terrorism Laws” has the meaning assigned to such term in Section 5.18(c).

“Applicable Lending Office” means for any Lender, such Lender’s office, branch or affiliate designated for LIBOR Loans, ABR Loans, Swingline Loans or Letters of Credit or participations therein, as applicable, as notified to the Administrative Agent, any of which offices may be changed by such Lender.

“Applicable Margin” means, with respect to the Revolving Loans, Swingline Loans, L/C Participation Fees and Commitment Fees, during the applicable periods set forth below: in the case of (a) ABR Borrowings, the percentage per annum set forth in the following table under the heading “ABR Margin”, (b) LIBOR Borrowings and L/C Participation Fees, the percentage per annum set forth in the following table under the heading “LIBOR Margin and L/C Participation Fee” and (c) Commitment Fees, the percentage per annum set forth in the following table under the heading “Commitment Fee”:

Pricing Level	Leverage Ratio	ABR Margin	LIBOR Margin and L/C Participation Fee	Commitment Fee
I	Less than 1.00:1.00	~~2.00~~1.75%	~~3.00~~2.75%	0.25%
II	Greater than or equal to 1.00:1.00 but less than 1.50:1.00	~~2.25~~1.875%	~~3.25~~2.875%	0.35%
III	Greater than or equal to 1.50:1.00 but less than 2.00:1.00	~~2.50~~2.00%	~~3.50~~3.00%	0.375%
IV	Greater than or equal to 2.00:1.00 but less than 2.50:1.00	~~2.75~~2.25%	~~3.75~~3.25%	0.50%
V	Greater than 2.50:1.00	~~3.00~~2.50%	~~4.00~~3.50%	0.50%

The Applicable Margin shall be determined and adjusted quarterly on the date (each a “Margin Determination Date”) that is five Business Days after receipt by the Administrative Agent of the Compliance Certificate pursuant to Section 6.1(c) for the most recently ended fiscal quarter of the Borrower (but in any event, not later than the 45th day after the end of each of the first three quarterly periods of each Fiscal Year or the 90th day after the end of each Fiscal Year, as the case may be); provided that (1) the Applicable Margin shall be based on Pricing Level III until the Margin Determination Date for the first fiscal quarter ending after the Closing Date and (2) if the Borrower fails to deliver the Compliance Certificate as required by Section 6.1(c) for the most recently ended fiscal quarter preceding the applicable Margin Determination Date, the Applicable Margin from such Margin Determination Date shall be based on Pricing Level V until the fifth Business Day after an appropriate Compliance Certificate is delivered, at which time the Pricing Level shall be determined by reference to the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Margin Determination Date. The Applicable Margin shall be effective from one Margin Determination Date until the next Margin Determination Date. Any adjustment in the Applicable Margin shall be applicable to all Loans then existing or subsequently made during the applicable period for which the relevant Applicable Margin applies. Notwithstanding the foregoing, in the event that any financial statement delivered pursuant to Section 6.1(a) or (b) or any Compliance Certificate delivered pursuant to Section 6.1(c) is inaccurate (regardless of whether (i) this Credit Agreement is in effect, (ii) any of the Commitments are in effect, or (iii) any Loans or Letters of Credit are outstanding when such inaccuracy is discovered or such financial statement or Compliance Certificate was delivered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, then (A) the Borrower shall immediately deliver to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (B) the Applicable Margin for such Applicable Period shall be determined as if the Leverage Ratio in the corrected Compliance Certificate were applicable for such Applicable Period, and (C) the Borrower shall immediately pay to the Administrative Agent the accrued additional interest and fees owing as a result of such increased Applicable Margin for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance with Section 2.8. Nothing in this paragraph shall limit the rights of the Administrative Agent and Lenders with respect to Section 3.1 and Section 8.1.

3

Notwithstanding the foregoing, the Applicable Margin in respect of any Class of Extended Commitments shall be the applicable percentages per annum set forth in the relevant Extension Amendment.

“Applicable Percentage” means, at any time (a) with respect to any Lender with a Commitment (or a Commitment of any Class), the percentage equal to a fraction the numerator of which is the amount of such Lender’s Commitment (or Commitment of such Class) and the denominator of which is the aggregate amount of all Commitments (or Commitments of such Class) of all Lenders (provided that if the Commitments under the Credit Facility have terminated or expired, the Applicable Percentages of the Lenders under the Credit Facility shall be determined based upon the Revolving Exposure at such time of the determination pursuant to clause (b) below) and (b) with respect to the Loans (or Loans of any Class), a percentage equal to a fraction the numerator of which is such Lender’s Outstanding Amount of the Loans (or Loans of such Class) and the denominator of which is the aggregate Outstanding Amount of all Loans of such Class.

“Appropriate Lenders” means, at any time, (a) with respect to the Credit Facility (or Commitments of any Class), the Lenders (or Lenders holding Commitments of such Class), (b) with respect to any Letters of Credit, the L/C Issuer and the Lenders, and (c) with respect to any Swingline Loans, the Swingline Lender and the Lenders.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Line of Business” means, collectively, (a) those lines of business in which the Borrower and its Subsidiaries operate on the Closing Date and (b) any business or activity that is the same, similar or otherwise reasonably related, ancillary, complementary or incidental thereto.

“Area Development Rights” shall mean certain development rights allotted or sold, or able to be allotted or sold, to an area developer to market and sell territories within a specified geographic area to eligible franchisees.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.4) and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

4

“Attorney Costs” means when referring to the Attorney Costs of (a) the Administrative Agent, all reasonable and documented fees and reasonable and documented out-of-pocket expenses, charges, disbursements and other charges of one law firm (and one local counsel in each relevant jurisdiction and one special or regulatory counsel for each relevant subject matter to the extent reasonably necessary) and (b) each Credit Party other than the Administrative Agent, all reasonable and documented fees and reasonable and documented out-of-pocket expenses, charges, disbursements and other charges of one counsel to each such Credit Party.

“Attributable Indebtedness” means, at any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, (b) in respect of any Synthetic Lease Obligation of any Person, the capitalized or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement were accounted for as a Capitalized Lease, and (c) all Synthetic Debt of such Person.

“Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries as of the last day of each of the three most recent Fiscal Years ended at least 90 days prior to the Closing Date and the related audited consolidated statements of income, comprehensive income, cash flows and shareholders’ equity of the Borrower and its Subsidiaries for each of the three most recent Fiscal Years ended at least 90 days prior to the Closing Date.

“Auto-Renewal Letter of Credit” has the meaning assigned to such term in Section 2.4(b)(iii).

“Availability Period” means the period from and including the Closing Date to but excluding the earlier of the Maturity Date and, if different, the date of the termination of the Commitments in accordance with the provisions of this Credit Agreement.

“Back-to-Back Letter of Credit” means a letter of credit, in form and substance reasonably satisfactory to the L/C Issuer and issued by an issuer reasonably satisfactory to the L/C Issuer.

“Backstopped” means, in respect of any Letter of Credit that remains outstanding on the applicable date, that the L/C Issuer shall have received (a) a Back-to-Back Letter of Credit and/or (b) cash or Cash Equivalents, provided that (i) the sum of the maximum drawable amount of such Back-to-Back Letter of Credit plus the amount of such cash and Cash Equivalents shall not be less than the Minimum Collateral Percentage of the maximum drawable amount of such Letter of Credit, (ii) the arrangements with respect to such cash, Cash Equivalents and drawings on any Back-to-Back Letter of Credit allow the L/C Issuer to apply the same to reimburse itself with respect to drawings on, and other sums owing with respect to, such Letter of Credit, and (iii) the requirements under clauses (i) and (ii) of this defined term are in all respects satisfactory to the L/C Issuer.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Title 11 of the United State Code or any similar federal or state law for the relief of debtors.

5

“Benchmark Replacement” has the meaning specified in Section 3.3(b).

“Benchmark Replacement Adjustment” has the meaning specified in Section 3.3(b).

“Benchmark Replacement Conforming Changes” has the meaning specified in Section 3.3(b).

“Benchmark Replacement Date” has the meaning specified in Section 3.3(b).

“Benchmark Transition Event” has the meaning specified in Section 3.3(b).

“Benchmark Transition Start Date” has the meaning specified in Section 3.3(b).

“Benchmark Unavailability Period” has the meaning specified in Section 3.3(b).

“Beneficial Ownership Certification” means, with respect to the Borrower, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation, which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association or such other form satisfactory to the Administrative Agent.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” means the Board of Governors of the Federal Reserve System of the United States.

“Borrower” means Franchise Group Intermediate L 2, LLC, a Delaware limited liability company.

“Borrowing” means Loans of the same Class and Type made, converted or continued on the same date and, in the case of LIBOR Loans, as to which a single Interest Period is in effect.

“Borrowing Minimum” means (a) in the case of a LIBOR Borrowing, $500,000, (b) in the case of an ABR Borrowing, $~~100,000~~500,000, and (c) in the case of a Swingline Loan, $100,000.

“Borrowing Multiple” means (a) in the case of a LIBOR Borrowing, $100,000, (b) in the case of an ABR Borrowing, $50,000, and (c) in the case of a Swingline Loan, $50,000.

“Business Combination Agreement” has the meaning assigned to such term in the Second Amendment.

“Business Day” means any day other than a Saturday, Sunday or day on which banks in New York City, New York are authorized or required by law to close; provided, however, that when used in connection with a LIBOR Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

“Capital Expenditures” means, for any period, with respect to any Person, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability) by such Person and its subsidiaries for the acquisition or leasing (pursuant to a Capitalized Lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries (it being understood that “Capital Expenditures” shall not include any portion of the purchase price of a Permitted Acquisition that is required to be capitalized under GAAP).

6

“Capitalized Lease Obligations” means, at the time any determination thereof is to be made, the amount of the liabilities in respect of Capitalized Leases that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.

“Capitalized Leases” means all leases that are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP.

“Cash Collateralize” means to deposit in a Controlled Account or to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if each of the Administrative Agent and the L/C Issuer shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer. “Cash Collateral”, “Cash Collateralized” and “Cash Collateralization” shall have a meaning analogous to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means each of the following to the extent, except with respect to items described in clause (f) below, denominated in Dollars:

(a)                debt obligations maturing within one year from the date of acquisition thereof to the extent the principal thereof and interest thereon is backed by the full faith and credit of the United States;

(b)                commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or Moody’s;

(c)                certificates of deposit, banker’s acceptances and time deposits maturing within 270 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States or any state, commonwealth or other political subdivision thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 or, to the extent not otherwise included, any Lender, and which is rated at least A-2 by S&P and P-2 by Moody’s in the note or commercial paper rating category;

(d)                repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and entered into with a financial institution satisfying the criteria described in clause (c) of this definition;

(e)                money market mutual funds, substantially all of the investments of which are in cash or investments contemplated by clauses (a), (b) and (c) of this definition; and

(f)                 with respect to any Foreign Subsidiary, (i) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business, provided that such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (ii) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business, provided such country is a member of the Organization for Economic Cooperation and Development, and whose short term commercial paper rating from S&P is at least “A-1” or the equivalent thereof or from Moody’s is at least “P-1” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 270 days from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank.

7

“Cash Management Obligations” means all obligations of the Loan Parties in respect of any Cash Management Services provided to any Loan Party (whether absolute or contingent and howsoever and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) that are (a) owed to the Administrative Agent or any of its Affiliates, (b) owed on the Closing Date to a Person that is a Lender or an Affiliate of a Lender as of the Closing Date or (c) owed to a Person that is a Lender or an Affiliate of a Lender at the time such obligations are incurred or becomes a Lender or an Affiliate of a Lender after it has incurred such obligations, provided that any such provider of Cash Management Services (other than the Administrative Agent or its Affiliates) executes and delivers a Secured Obligation Designation Notice to the Administrative Agent.

“Cash Management Services” means, collectively, (a) commercial debit or credit cards, merchant card processing and other services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including cash pooling arrangements, controlled disbursement, netting, overdraft, lockbox and electronic or automatic clearing house fund transfer services, return items, sweep and interstate depository network services, foreign check clearing services), and (c) any other demand deposit or operating account relationships or other cash management services.

“Casualty Event” means any event that gives rise to the receipt by any Loan Party or any of its Subsidiaries of any insurance proceeds or condemnation awards arising from any damage to, destruction of, or other casualty or loss involving, or any seizure, condemnation, confiscation or taking under power of eminent domain of, or requisition of title or use of or relating to or in respect of any equipment, fixed assets or Real Property (including any improvements thereon) of such Loan Party or any of its Subsidiaries.

“CEA Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Change in Law” means the occurrence, after the Agreement Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority or the compliance therewith by any Credit Party (or, for purposes of Section 3.4(b), by any Applicable Lending Office of such Credit Party or such Credit Party’s holding company, if any); provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines and directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

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“Change of Control” means an event or series of events by which (a) any Person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Agreement Date) other than Permitted Investors shall own directly or indirectly, beneficially or of record, shares representing more than the lesser of (i) 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Liberty TopCo on a fully diluted basis or (ii) the aggregate ordinary voting power represented by the Equity Interests of Liberty TopCo held by the Permitted Investors, (b) Liberty TopCo shall fail to own, directly~~, free and clear of all Liens or other encumbrances~~ or indirectly, more than 50% of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of the Ultimate Parent on a fully diluted basis or shall fail to control the Ultimate Parent, (c) the Ultimate Parent shall fail to own, directly~~, free and clear of all Liens or other encumbrances~~ or indirectly, ~~100~~50% of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of ~~Holdings~~Intermediate Parent on a fully diluted basis, (d) ~~Holdings~~ the Intermediate Parent shall fail to own, directly or indirectly, 50% of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of Parent on a fully diluted basis, (e) Parent shall fail to own directly, free and clear of all Liens or other encumbrances (other than Liens created pursuant to any Loan Document), 100% of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of the Borrower on a fully diluted basis, (e) the Borrower shall fail to own, directly or indirectly, free and clear of all Liens or other encumbrances (other than Liens created pursuant to any Loan Document), 100% of the aggregate ordinary voting power and economic interests represented by the issued and outstanding Equity Interests of each of its Subsidiaries (or such lesser percentage as may be owned, directly or indirectly, as of the Closing Date or the later acquisition thereof) except where such failure is as a result of a transaction permitted by the Loan Documents or (f) any change in control (or similar event, however denominated) with respect to any Loan Party or any of its Subsidiaries shall occur under and as defined in any indenture or agreement in respect of Indebtedness in an outstanding principal amount in excess of the Threshold Amount to which any Loan Party or any of its Subsidiaries is a party.

“~~Citizens Bank~~CIBC” means ~~Citizens~~CIBC Bank~~, N.A., a national banking association~~ USA.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Swingline Loans.

“Clean Down ~~Amount” means (a) $12,500,000 for the 2019 calendar year and (b) $0 for each calendar year thereafter~~Period” has the meaning assigned to such term in Section 6.16.

“Closing Date” means the date on which the conditions specified in Section 4.1 are satisfied (or waived in accordance with Section 10.2).

“Code” means the Internal Revenue Code of 1986.

“Collateral” means all the “Collateral” as defined in the Collateral Documents and all other property of whatever kind and nature pledged or charged, or purported to be pledged or charged, as collateral under any Collateral Document, and shall include the Mortgaged Properties; provided that the term Collateral shall exclude any Voting Equity Interests in any Foreign Subsidiary or Foreign Subsidiary Holdco, in each case in excess of 65% of the total combined voting power of such Foreign Subsidiary or such Foreign Subsidiary Holdco if a pledge of a greater percentage would result in material adverse tax consequences to the Borrower and its Subsidiaries (as reasonably determined by the Borrower in consultation with Administrative Agent). For the avoidance of doubt, the assets of Excluded Subsidiaries shall not constitute “Collateral”.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

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(a)                the Administrative Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.1, or, following the Closing Date, pursuant to pursuant to Section 6.15 (to the extent not delivered on the Closing Date) or Section 6.12, duly executed by each Loan Party that is a party thereto;

(b)                all Secured Obligations shall have been unconditionally guaranteed jointly and severally on a senior basis by the Guarantors;

(c)                except to the extent otherwise provided hereunder or under any Collateral Document, the Secured Obligations shall have been secured by a perfected first priority (subject to Liens expressly permitted pursuant to Section 7.2) security interest in, and Mortgages on, substantially all tangible and intangible assets of each Loan Party (including (i) accounts receivable, (ii) deposit accounts, commodity accounts and security accounts, which shall be, commencing 90 days after the Closing Date (or on such later date as the Administrative Agent may agree), Controlled Accounts (other than Excluded Accounts (as defined in the Security Agreement) and Local Deposit Accounts (as defined in the Security Agreement) which, in each case, shall not be required to be Controlled Accounts) (iii) inventory, (iv) machinery and equipment, (v) investment property, (vi) cash, (vii) Intellectual Property, (viii) other general intangibles, (ix) Material Owned Real Property, (x) Pledged Debt, Pledged Debt Securities and Pledged Equity Interests (as such terms are defined in the Security Agreement), (xi) motor vehicles (provided that no action shall be required to be taken to perfect the security interest therein other than the filing of a UCC financing statement), (xii) letter of credit rights (provided that no action shall be required to be taken to perfect the security interest therein other than the filing of a UCC financing statement), (xiii) commercial tort claims (to the extent required under the Security Agreement) and (xiv) the proceeds of the foregoing), it being understood, that in the case of the pledge of Equity Interests, that the Administrative Agent shall have received all stock certificates or other instruments (if any) representing such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank; provided that the pledge of any shares in respect of any Subsidiaries that are not Wholly-Owned Subsidiaries shall be limited to the shares actually owned by the applicable pledgor;

(d)                the Secured Obligations shall have been secured by a first priority security interest in (i) all Indebtedness of the Borrower and each of its Subsidiaries that is owing to any Loan Party which shall be evidenced by the Master Intercompany Note and (ii) all other Indebtedness owed to a Loan Party, which if evidenced by a promissory note or other instrument (other than any Excluded Franchisee Note), shall have been pledged to the Administrative Agent, and in each case under clauses (i) and (ii), the Administrative Agent shall have received the Master Intercompany Note and such other promissory notes and other instruments together with note powers or other instruments of transfer with respect thereto endorsed in blank;

(e)                none of the Collateral shall be subject to any Lien other than Liens expressly permitted by Section 7.2;

(f)                 the Administrative Agent shall have received a Perfection Certificate from the Borrower with respect to each Loan Party; and

(g)                the Mortgage Requirement shall have been satisfied.

The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, particular assets if and for so long as the Administrative Agent agrees in writing that the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom. The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance and surveys and the other requirements pursuant to this definition with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines (and without the consent of any other Secured Party), that, except as may be required by law, perfection or other requirements cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Credit Agreement or the Collateral Documents. Notwithstanding the foregoing provisions of this definition or anything in this Credit Agreement or any other Loan Document to the contrary, (i) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth herein and in the Collateral Documents and, to the extent appropriate in the applicable jurisdiction, as agreed between the Administrative Agent and the Borrower, (ii) in no event shall the Collateral include any Excluded Assets (as such term is defined in the Security Agreement), and (iii) notwithstanding anything to the contrary included in this definition, delivery of only the Collateral Documents required to be delivered by Section 4.1 shall be a condition precedent to the Credit Extensions on the Closing Date.

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“Collateral Documents” means, collectively, the Security Agreement, each account control agreement, each Mortgage, each Intellectual Property Security Agreement, each Perfection Certificate, each agreement creating or perfecting rights in Cash Collateral and each other security agreement, instrument or other document executed or delivered pursuant to the Collateral and Guarantee Requirement, Section 6.12, Section 6.15 or the Security Agreement to secure any of the Secured Obligations.

“Commitment” means, with respect to each Lender, the commitment hereunder of such Lender to make Loans and to acquire participations in Letters of Credit and Swingline Loans in an aggregate outstanding amount not exceeding the amount of such Lender’s Commitment as set forth on Schedule 2.1 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment in accordance with Section 10.4(b), as applicable, as such Commitment may be adjusted from time to time pursuant to Section 2.5 or Section 2.11 or pursuant to assignments by or to such Lender pursuant to Section 10.4. The ~~initial~~ aggregate amount of the Commitments on the ~~Agreement~~Third Amendment Effective Date is $~~135,000,000~~125,000,000.

“Commitment Fee” has the meaning assigned to such term in Section 3.2(a).

“Committed Loan Notice” means a notice of a Borrowing (other than a Swingline Borrowing), a conversion of Loans from one Type to the other, or a continuation of LIBOR Loans pursuant to Section 2.2(a), which, if in writing, shall be substantially in the form of Exhibit B-1.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender or any L/C Issuer by means of electronic communications pursuant to Section 10.1, including through the Platform.

“Compliance Certificate” means a certificate, substantially in the form of Exhibit E.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees or costs, capitalized expenditures, customer acquisition costs and incentive payments, conversion costs and contract acquisition costs, the amortization of original issue discount and amortization of favorable or unfavorable lease assets or liabilities, of such Person and its Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.

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“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Subsidiaries for such period:

(a)                increased (without duplication) by the following, in each case, to the extent deducted (and not added back) in computing Consolidated Net Income for such Person for such period:

(i)                 federal, state, local and foreign income or franchise taxes of such Person and its Subsidiaries paid or payable in cash during such period, and Permitted Tax Distributions paid in cash during such period; plus

(ii)               Consolidated Interest Expense of such Person and its Subsidiaries to the extent paid or payable in cash or otherwise; plus

(iii)             Consolidated Depreciation and Amortization Expense of such Person and its Subsidiaries; plus

(iv)              non-cash losses and non-cash charges (excluding any non-cash charges that constitute a write-down or write-off of inventory or accounts receivable or that constitute an accrual of or a reserve for future cash charges or are reasonably likely to result in a cash outlay in a future period); plus

(v)                the net cash proceeds actually received from any business interruption insurance; plus

(vi)              losses, charges and expenses attributed to the 2019 Restructuring Transactions, to the extent paid by the Borrower, payable by the Borrower pursuant to the 2019 Restructuring Transaction Documentation and permitted to be paid hereunder, or attributed to asset Dispositions or the sale or other Disposition of any Equity Interests of any Person other than in the ordinary course of business, the Disposition of any securities or the extinguishment of any Indebtedness; plus

(vii)            any fees paid in connection with the Credit Facility, amendments, restatements, supplements, waivers, consents or other modifications thereto, and increased Commitments or other matters related to the Loan Documents (including arranger and upfront fees but excluding any Commitment Fees, L/C Participation Fees and L/C Fronting Fees payable under Section 3.2(a) or Section 3.2(b)); plus

(viii)          (A) non-recurring losses, non-recurring charges or non-recurring expenses (including integration costs incurred in connection with Permitted Acquisitions), (B) any restructuring charges related to any cost saving initiative and/or similar initiative and (C) pro forma “run rate” cost savings, operating expense reductions and synergies (net of any amounts actually realized) relating to any Permitted Acquisition or Disposition, provided that (x) any restructuring charges, cost savings, operating expense reductions and synergies added to Consolidated Net Income pursuant to the foregoing clause (B) and (C) shall be of a type that would be permitted to be included in pro forma financial statements prepared in accordance with Regulation S-X under the Securities Act of 1933 and (y) the amount added to Consolidated Net Income pursuant to this clause (viii) shall not exceed in any period 30% of Consolidated EBITDA for such period (determined before giving effect to this clause (viii)); plus

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(ix)              for any period ending on or prior to April 30, 2019, the amount of any restructuring charges or expenses during such period; provided that the amount added to Consolidated Net Income pursuant to this clause (ix) shall not exceed $9,500,000 during the term of this Agreement; and

(b)                decreased (without duplication) by the following, in each case, to the extent taken into account (or added back) in computing Consolidated Net Income for such Person for such period:

(i)                 interest income to the extent received in cash or otherwise during such period; plus

(ii)               any gain realized in connection with the sale or Disposition of assets other than in the ordinary course of business or the Disposition of any securities or the extinguishment of any Indebtedness.

For purposes of determining the Leverage Ratio or the Fixed Charge Coverage Ratio, (a) there shall be included in determining Consolidated EBITDA of the Borrower and its Subsidiaries for any period, without duplication, the Acquired EBITDA of any Acquired Entity or Business on a Pro Forma Basis and (b) there shall be excluded in determining Consolidated EBITDA of the Borrower and its Subsidiaries for any period, the Disposed EBITDA of any Sold Entity or Business on a Pro Forma Basis.

“Consolidated Fixed Charges” means, for any Person for any period, the sum, without duplication, of each of the following with respect to such Person, determined on a consolidated basis in accordance with GAAP:

(a)                Consolidated Interest Expense of such Person for such period, plus

(b)                scheduled principal payments required to be made on Consolidated Total Debt of such Person during such period ~~(excluding any payments made at the maturity of the credit facilities under that certain Revolving Credit and Term Loan Agreement dated as of April 30, 2012 (as the same may have been amended, restated, supplemented or otherwise modified from time to time) among the Borrower, the other loan parties party thereto, the financial institutions party thereto and SunTrust Bank, as administrative agent)~~, plus

(c)                Restricted Payments (including Permitted Tax Distributions) paid during such period, other than, without duplication and without any clause limiting the effect of any other clause, intercompany dividends and distributions by and among the Borrower and the Subsidiaries.

For purposes of determining the Consolidated Fixed Charges, (a) the Consolidated Interest Expense and scheduled principal payments on Consolidated Total Debt, in each case, attributable to any Acquired Entity or Business shall be determined on a Pro Forma Basis and on the basis of the implied rate of interest and scheduled principal payments of any Indebtedness incurred in connection with the acquisition of such Acquired Entity or Business (using the rate of interest applicable as at the date of determination, in the case of Indebtedness bearing interest at the floating rate) and certified by a Financial Officer of the Borrower and (b) the Consolidated Interest Expense and scheduled principal payments on Consolidated Total Debt, in each case, attributable to any Sold Entity or Business shall be excluded on a Pro Forma Basis and certified by Financial Officer of the Borrower.

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“Consolidated Interest Expense” means, with respect to any Person and its Subsidiaries for any period on a consolidated basis in accordance with GAAP, the sum of (a) total interest expense, including without limitation the interest component of any payments in respect of Capital Leases capitalized or expensed during such period (whether or not actually paid during such period) plus (b) the net amount payable (or minus the net amount receivable) under Swap Agreements during such period (whether or not actually paid or received during such period).

“Consolidated Net Income” means, for any Person for any period, the sum of net income (or loss) for such period of such Person and its subsidiaries determined on a consolidated basis in accordance with GAAP, excluding, without duplication, to the extent included in determining such net income (or loss) for such period: (a) any income (or loss) of any Person that is not a Subsidiary of the Borrower or a Subsidiary, except that the Borrower’s or its Subsidiary’s equity in the net income of any such other Person for such period shall be included in the determination of Consolidated Net Income up to the aggregate amount of cash actually distributed by such other Person during such period to the Borrower or any of its Subsidiaries as a dividend or other distribution, (b) any extraordinary or non-recurring gains or losses, (c) any gains attributable to write-ups of assets or any losses attributable to the write-down of assets, (d) any income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary on the date that such Person’s assets are acquired by the Borrower or any Subsidiary and (e) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is prohibited by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary.

“Consolidated Net Worth” means, as of any date, (a) the total assets of the Borrower and its Subsidiaries that would be reflected on the Borrower’s consolidated balance sheet as of such date prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries, minus (b) the sum of (i) the total liabilities of the Borrower and its Subsidiaries that would be reflected on the Borrower’s consolidated balance sheet as of such date prepared in accordance with GAAP and (ii) the amount of any write-up in the book value of any assets resulting from a revaluation thereof or any write-up in excess of the cost of such assets acquired reflected on the consolidated balance sheet of the Borrower as of such date prepared in accordance with GAAP.

“Consolidated Total Debt” shall mean, as of any date, all Indebtedness of a Person and its Subsidiaries measured on a consolidated basis as of such date, but excluding Indebtedness of the type described in subsection (d) of the definition of “Indebtedness.”

“Contested in Good Faith” means, with respect to any matter, that such matter is being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings analogous thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote ten percent (10%) or more of the securities having ordinary voting power for the election of directors, managing general partners or any equivalent thereof.

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“Controlled Account” means, as the context may require, a commodities account, deposit account and/or securities account that is subject to a Control Agreement (as defined in the Security Agreement) in form and substance satisfactory to the Administrative Agent and, with respect to Cash Collateral, the L/C Issuer.

“Controlled Foreign Corporation” means a controlled foreign corporation within the meaning of Section 957(a) of the Code.

“Credit Agreement” means this Credit Agreement.

“Credit Extension” means the making of a Loan or a L/C Credit Extension.

“Credit Facility” means the credit facility established hereunder and evidenced by the Commitments.

“Credit Parties” means the Administrative Agent, the Swingline Lender, the L/C Issuer and the Lenders.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition which constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” means (a) when used with respect to the outstanding principal balance of any Loan, the sum of (i) the rate of interest otherwise applicable thereto plus (ii) 2.00% per annum, and (b) when used with respect to any L/C Borrowing or any interest, fee or other amount payable under the Loan Documents which shall not have been paid when due, the sum of (i) the Alternate Base Rate plus (ii) the Applicable Margin applicable to ABR Borrowings plus (iii) 2.00% per annum.

“Defaulting Lender” means, subject to Section 2.9(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the L/C Issuer or Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower, or (d) has, or has a direct or indirect holding company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect holding company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.9(b)) upon delivery of written notice of such determination to the Borrower, the L/C Issuer, the Swingline Lender and each Lender.

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“Disclosed Matters” means the environmental matters disclosed in Schedule 5.6.

“Disposed EBITDA” means, with respect to any Sold Entity or Business for any period, the historical Consolidated EBITDA of such Sold Entity or Business for such period as certified by a Financial Officer of the Borrower, which historical Consolidated EBITDA shall be calculated in a manner consistent with the definition of Consolidated EBITDA herein and to be based on financial statements for such Sold Entity or Business prepared in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments with respect to financial statements that are not annual audited financial statements), provided that when such Disposed EBITDA is excluded from Consolidated EBITDA it shall be on a Pro Forma Basis).

“Disposition” means, with respect to any Person, the sale, transfer, license, lease or other disposition (including any sale leaseback and any sale or issuance of Equity Interests including by way of a merger) by such Person to any other Person, with or without recourse, of (a) any notes or accounts receivable or any rights and claims associated therewith, (b) any Equity Interests of any Subsidiary (other than directors’ qualifying shares), or (c) any other assets, provided, however, that none of the following shall constitute a Disposition: (i) any sale, transfer, license, lease or other disposition by (A) a Loan Party (other than ~~Holdings~~Parent) to another Loan Party (other than ~~Holdings~~Parent) or (B) a Non-Loan Party Subsidiary to another Non-Loan Party Subsidiary, in each case, on terms which are no less favorable than are obtainable from any Person which is not one of its Affiliates,, (ii) the collection of accounts receivable and other obligations in the ordinary course of business, (iii) sales of inventory in the ordinary course of business, and (iv) dispositions of substantially worn out, damaged, uneconomical, surplus or obsolete equipment, equipment that is no longer useful in the business of the Borrower or its Subsidiaries. Each of the terms “Dispose” and “Disposed” when used as a verb shall have an analogous meaning.

“Disqualified Equity Interest” means, with respect to any Person, any Equity Interest of such Person which, by its terms, or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable, or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) pursuant to a sinking fund obligation or otherwise (except as a result of a change in control or asset sale so long as any rights of the holders thereof upon the occurrence of a change in control or asset sale event shall be subject to the prior occurrence of the Termination Date), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the latest Maturity Date at the time such Equity Interests are issued.

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“Dollars” or “$” refers to lawful money of the United States.

“Domestic Subsidiary” means a Subsidiary incorporated or organized under the laws of the United States, or any state, commonwealth or other political subdivision thereof (including, for the avoidance of doubt, the District of Columbia).

“Early Opt-in Election” has the meaning assigned to such term in Section 3.3(b).

“Earn-Out Obligations” means, with respect to any Person, obligations of such Person that are recognized under GAAP as a liability of such Person, payable in cash or which may be payable in cash at the seller’s or obligee’s option arising from the acquisition of a business or a line of business (whether pursuant to an acquisition of Equity Interests or assets, the consummation of a merger or consolidation or otherwise) and payable to the seller or sellers thereof.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.4(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 10.4(b)(iii)).

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of liability, non-compliance or violation, investigations, proceedings, settlements, consent decrees, consent orders, consent agreements and all costs and liabilities relating to or arising from or under any Environmental Law, including (a) any and all claims by Governmental Authorities for enforcement, investigation, corrective action, cleanup, removal, response, remedial or other actions, cost recovery, damages, natural resource damages or penalties pursuant to or arising under any Environmental Law, (b) any and all claims by any one or more Persons seeking damages, contribution, restitution, indemnification, cost recovery, compensation or injunctive relief directly or indirectly resulting from, based upon or arising under Environmental Law, pertaining to Hazardous Materials or an alleged injury or threat of injury to human health, safety, natural resources, or the indoor or outdoor environment, and (c) all liabilities contingent or otherwise, expenses, obligations, losses, damages, fines and penalties arising under any Environmental Law.

“Environmental Law” means, collectively and individually any and all federal, state, local, or foreign statute, rule, regulation, code, guidance, ordinance, order, judgment, directive, decree, injunction or common law as now or previously in effect and regulating, relating to or imposing liability or standards of conduct concerning: the environment; protection of the environment and natural resources; air emissions; water discharges; noise emissions; the Release, threatened Release or discharge into the environment and physical hazards of any Hazardous Material; the generation, handling, management, treatment, storage, transport or disposal of any Hazardous Material or otherwise concerning pollution or the protection of the outdoor or indoor environment, preservation or restoration of natural resources, employee or human health or safety, and potential or actual exposure to or injury from Hazardous Materials.

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“Environmental Liability” means, in respect of any Person, any statutory, common law or equitable liability, contingent or otherwise of such Person directly or indirectly resulting from, arising out of or based upon (a) the violation of any Environmental Law or Environmental Permit, or (b) an Environmental Claim.

“Environmental Permit” means any permit, approval, authorization, certificate, license, variance, filing or permission required by or from any Governmental Authority pursuant to any Environmental Law.

“Equity Interests” means, with respect to any Person, (a) shares of capital stock of (or other ownership or profit interests in) such Person, (b) warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, (c) securities (other than Indebtedness) convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), (d) all other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or non-voting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination and (e) any Security Entitlement (as defined in the Security Agreement) in respect of any Equity Interest described in this definition.

“ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations issued thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b) or 414(c) of the Code or, solely for purposes of Sections 302 and 303 of ERISA and Sections 412 and 430 of the Code, is treated as a single employer under subsection (b), (c), (m) or (o) of Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043(c) of ERISA with respect to a Pension Plan (other than an event for which the 30-day notice period referred to in Section 4043 of ERISA is waived); (b) the existence with respect to any Pension Plan of a non-exempt “prohibited transaction,” as defined in Section 406 of ERISA or Section 4975(c)(1) of the Code; (c) any failure of any Pension Plan to satisfy the “minimum funding standard” applicable to such Pension Plan under Section 412 or Section 430 of the Code or Section 302 or Section 303 of ERISA, whether or not waived; (d) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan, the failure to make by its due date a required installment under Section 430(j)(3) of the Code with respect to any Pension Plan or the failure of any Loan Party or ERISA Affiliate to make any required contribution to any Multiemployer Plan; (e) a determination that any Pension Plan is, or is expected to be, in “at-risk” status (as defined in Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA; (f) the incurrence by any Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan including the imposition of any Lien in favor of the PBGC or any Pension Plan(other than for PBGC premiums due but not delinquent under Section 4007 of ERISA); (g) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or Section 4041A or ERISA, the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a Pension Plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer any Pension Plan under Section 4042 of ERISA or the occurrence of an event or condition which constitutes grounds under Section 4042 of ERISA or the termination of, or the appointment of a trustee to administrator, any Pension Plan; (h) any limitations under Section 436 of the Code become applicable; (i) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan; (j) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (k) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or in endangered or critical status within the meaning of Section 432 of the Code or Section 305 or Title IV of ERISA; or (l) the imposition on any Loan Party or any ERISA Affiliate of any tax under Chapter 43 of Subtitle D of the Code, or the assessment of a civil penalty on any Loan Party or any ERISA Affiliate under Section 502(c) of ERISA.

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“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning assigned to such term in Section 8.1.

“Excluded CEA Swap Obligation” means, with respect to any Guarantor, any CEA Swap Obligation if, and only to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such CEA Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), including by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such CEA Swap Obligation. If a CEA Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such CEA Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Franchisee Notes” means each Franchisee Note payable to any Loan Party with an outstanding principal amount not greater than $500,000.

“Excluded Subsidiary” means (a) any Subsidiary that is prohibited by applicable law, rule or regulation or by any contractual obligation (to the extent such contractual obligation is existing (i) on the Closing Date or (ii) at the time of acquisition of such Subsidiary so long as the prohibition or restriction in such contract is not entered into in contemplation thereof) from providing a Guarantee of the Secured Obligations or which would require governmental (including regulatory or any other Governmental Authority’s) consent, approval, license or authorization to provide such a Guarantee unless such consent, approval, license or authorization has been received, (b) any Foreign Subsidiary a Guarantee by which would result in material adverse tax consequences to the Borrower and its Subsidiaries (as reasonably determined by the Borrower in consultation with the Administrative Agent), (c) any other Subsidiary with respect to which the Borrower and the Administrative Agent reasonably determine in writing the cost or other consequences of providing such a Guarantee shall be excessive in view of the benefits of such Guarantee to be afforded to the Lenders therefrom. Notwithstanding the foregoing, in the event that an Excluded Subsidiary guarantees, grants a lien on its assets to secure, or has greater than 65% of its voting Equity Interests pledged to secure, other Indebtedness of the Loan Parties, such Excluded Subsidiary shall cease to be an Excluded Subsidiary and shall be required to become a Guarantor and (d) ACA Healthquest, LLC, a Virginia limited liability company, but only until the earlier to occur of (i) such Person being reinstated as a limited liability company in good standing in its jurisdiction of formation and (ii) the first date on which any Loan Party makes any Investment in such Person or such Person acquires any asset or property.

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“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.7(b)) or (ii) such Lender changes its Applicable Lending Office, except in each case to the extent that, pursuant to Section 3.6, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Applicable Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.6(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Extended Commitment” has the meaning assigned to such term in Section 2.12(a)(i).

“Extended Loans” has the meaning assigned to such term in Section 2.12(a)(i).

“Extension” has the meaning assigned to such term in Section 2.12(a).

“Extension Amendment” means an amendment to this Credit Agreement that is reasonably satisfactory to the Administrative Agent (to the extent required by Section 2.12) and the Borrower executed by each of (a) the Borrower, (b) the Guarantors, (c) the Administrative Agent and (d) each Lender that has accepted the applicable Extension Offer pursuant hereto and in accordance with Section 2.12.

“Extension Offer” has the meaning assigned to such term in Section 2.12(a).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Credit Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, (b) if such rate is not so published for any day, the Federal Funds Effective Rate for such day shall be the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it and (c) if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Credit Agreement.

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“Federal Reserve Bank of New York’s Website” has the meaning assigned to such term in Section 3.3(b).

“Fee Letter” means the Fee Letter dated ~~February 1~~October 2, 2019, between the Borrower and ~~Citizens Bank~~CIBC.

“Financial Covenants” means the covenants set forth in Section 7.12(a) through (c).

“Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer or comptroller of such Person (or such other financial officer as is acceptable to the Administrative Agent).

“Fiscal Year” means the four fiscal quarter period of the Borrower ending on April 30 of each calendar year.

“Fixed Charge Coverage Ratio” means, with respect to any Measurement Period, the ratio of (a) (i) Consolidated EBITDA of the Borrower and its Subsidiaries minus (ii) federal, state, local and foreign income or franchise taxes of the Borrower and its Subsidiaries paid or payable in cash during such period, minus (iii) Capital Expenditures of the Borrower and its Subsidiaries minus (iv) the aggregate amount of any dividend or other distribution by the Borrower with respect to any Equity Interests of the Borrower paid in cash during such period, to (b) Consolidated Fixed Charges of the Borrower and its Subsidiaries, in each case for such Measurement Period.

“Flood Certificate” means a “Standard Flood Hazard Determination Form” of the Federal Emergency Management Agency and any successor Governmental Authority performing a similar function.

“Flood Documents” has the meaning assigned to such term in Section 9.11.

“Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.

“Flood Insurance Policies” has the meaning assigned to such term in Section 6.10(b).

“Flood Program” means the National Flood Insurance Program created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004, in each case as amended from time to time, and any successor statutes.

“Flood Zone” means an area identified by the Federal Emergency Management Agency (or any successor agency) as a “Special Flood Hazard Area” with respect to which flood insurance has been made available under Flood Insurance Laws.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes.

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“Foreign Plan” means any employee pension benefit plan or arrangement (a) maintained, or contributed to by any Loan Party or Subsidiary that is not subject to the laws of the United States, or (b) mandated by a government other than the United States for employees of any Loan Party or Subsidiary.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Foreign Subsidiary Holdco” means any Domestic Subsidiary that is a disregarded entity for U.S. federal income tax purposes substantially all of whose assets consist of Equity Interests and/or Indebtedness of one or more Foreign Subsidiaries.

“Franchise Rights” shall mean the rights of a franchisee of the Borrower or any of its Subsidiaries within any specified geographic area.

“Franchisee Notes” shall mean any promissory notes or other evidence of indebtedness from time to time made by one or more franchisees or area developers of the Borrower and payable to the order of the Borrower or any of its Subsidiaries to evidence loans and/or advances of operating funds to such franchisees or area developers in the ordinary course of the Borrower’s business.

“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s L/C Exposure other than such Defaulting Lender’s L/C Exposure that has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Swingline Exposure other than such Defaulting Lender’s Swingline Exposure that has been reallocated to other Lenders.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any department, commission, board, bureau, agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Guarantee Agreement” means the Guarantee Agreement, dated as of the date Closing Date, among the Borrower, the Guarantors and the Administrative Agent.

“Guarantees” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guaranteed” has a meaning analogous thereto. The amount of any Guarantee at any time shall be deemed to be an amount equal to the lesser at such time of (i) the stated or determinable amount of the primary obligation in respect of which such Guarantee is made (or, if not stated or determinable, the maximum reasonably anticipated amount of the obligations in respect of which such Guarantee is made) and (ii) the maximum amount for which the guarantor may be liable pursuant to the terms of the instrument embodying such Guarantee.

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“Guarantors” means (a) each Subsidiary Guarantor, (b) ~~Holdings~~Parent and (c) each other Person that becomes a party to the Guarantee Agreement as a Guarantor.

“Hazardous Materials” means all substances, wastes, chemicals, pollutants, or other contaminants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, mold, infectious, pharmaceutical or medical wastes and all other substances of any nature that are now or hereafter regulated under any Environmental Law or are now or hereafter defined, listed, classified, considered or described as hazardous, dangerous or toxic by any Governmental Authority or under any Environmental Law.

~~“Holding Company” means each of the Parent and Holdings.~~

~~“Holdings” has the meaning assigned to such term in the Second Amendment.~~

“Incremental Assumption Agreement” means an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, among the Borrower, the Administrative Agent and each existing or additional Lender party thereto.

“Incremental Commitments” has the meaning assigned to such term in Section 2.11(a).

“Indebtedness” of any Person means, without duplication:

(a)                all obligations of such Person for borrowed money;

(b)                all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments, including seller paper;

(c)                the maximum amount (after giving effect to any prior drawings or reductions which have been reimbursed) of all letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, surety bonds, and similar instruments issued or created by or for the account of such Person;

(d)                the Swap Termination Value of each Swap Agreement (to the extent reflecting an amount owed by such Person or an amount that would be owing were such Swap Agreement terminated);

(e)                the Attributable Indebtedness of such Person in respect of Capitalized Lease Obligations (regardless of whether accounted for as indebtedness under GAAP);

(f)                 all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business; provided, that for purposes of Section 8.1(f), trade payables overdue by more than 120 days shall be included in this definition except to the extent that any of such trade payables are being disputed in good faith and by appropriate measures);

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(g)                indebtedness (excluding prepaid interest thereon) secured by a Lien (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by a Lien) on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(h)                all Earn-Out Obligations due and owing of such Person;

(i)                 all obligations of such Person in respect of Disqualified Equity Interests;

(j)                 all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted (e.g., take or pay obligations) or similar obligations and, without duplication, all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person;

(k)                all Off-Balance Sheet Liabilities of such Person; and

(l)                 all Guarantees by such Person of any of the foregoing.

The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, company, or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of Indebtedness of any Person for purposes of clause (g) shall be deemed to be equal to the greater of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 10.3(b).

“Information” has the meaning assigned to such term in Section 10.14(b).

“Intellectual Property” has the meaning assigned to such term in the Security Agreement.

“Intellectual Property Security Agreement” means any Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement (as each such term is defined in the Security Agreement) executed by any Loan Party in favor of the Administrative Agent.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any LIBOR Loan, the last day of the Interest Period applicable thereto and, in the case of a LIBOR Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, (c) with respect to all Loans, the Maturity Date of the Credit Facility under which such Loan was made and (d) with respect to any Swingline Loan, the earlier of the maturity date selected therefor pursuant to Section 2.3(b)(iii) and the Maturity Date.

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“Interest Period” means, with respect to any LIBOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two~~,~~ or three ~~or six months~~ (or, if made available by all of the Appropriate Lenders, twelve months or any shorter period of whole months) thereafter as the Borrower may elect, provided that: (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) no Interest Period in respect of any Loan shall end after the Maturity Date of the Credit Facility under which such Loan was made. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

“Intermediate Parent” means Franchise Group Intermediate L, LLC, a Delaware limited liability company.

“Interpolated Screen Rate” means in relation to the LIBOR Rate for any Loan, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the rate as displayed on the applicable Bloomberg page (or on any successor or substitute page or service providing quotations of interest rates applicable to Dollar deposits in the London interbank market comparable to those currently provided on such page, as determined by the Administrative Agent from time to time; in each case the “Screen Rate”) for the longest period (for which that Screen Rate is available) that is shorter than the applicable Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available) that exceeds such Interest Period, in each case, at approximately 11:00 a.m., London time, on the Quotation Day for such Interest Period.

“Investment” means, as to any Person, (a) any Acquisition by such Person, (b) any direct or indirect acquisition or investment by such Person in another Person, whether by means of the purchase or other acquisition of Equity Interests or debt or other securities of another Person (including any partnership or joint venture interest), or (c) any direct or indirect loan, advance or capital contribution to, Guarantee with respect to any Indebtedness or other obligation of, such other Person. For purposes of covenant compliance, the amount of any Investment on any date of determination shall be, in the case of any Investment in the form of (i) a loan or an advance, the principal amount thereof outstanding on such date, (ii) a Guarantee, the amount of such Guarantee as determined in accordance with the last sentence of the definition of such term, (iii) a transfer of Equity Interests or other property by the investor to the investee, including any such transfer in the form of a capital contribution, or the issuance of Equity Interests to such investor, the fair market value (as determined reasonably and in good faith by the chief financial officer of the Borrower) of such Equity Interests or other property as of the time of the transfer or issuance, without any adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment, and (iv) any Investment (other than any Investment referred to in clauses (i), (ii) or (iii) above) in the form of an Acquisition or a purchase or other acquisition for value of any evidences of Indebtedness or other securities of any other Person, the original cost of such Investment (including any Indebtedness assumed in connection therewith), plus the cost of all additions, as of such date, thereto, and minus the amount, as of such date, of any portion of such Investment repaid to the investor in cash as a repayment of principal or a return of capital, as the case may be, but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment.

“IRS” means the United States Internal Revenue Service.

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“ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time of issuance)

“Junior Debt” means any unsecured Indebtedness of the Borrower or any Subsidiary or any Indebtedness of the Borrower or any Subsidiary that is junior in right of payment to the Loan Document Obligations or is secured by Liens that are junior to the Liens securing the Loan Document Obligations.

“L/C Advance” has the meaning assigned to such term in Section 2.4(c)(iii).

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the applicable L/C Honor Date or refinanced as a Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance or renewal thereof or extension of the expiry date thereof, or the reinstatement or increase of the amount thereof or any amendment thereto.

“L/C Disbursement” means a payment made by the L/C Issuer pursuant to a Letter of Credit.

“L/C Exposure” means, with respect to any Lender at any time, its Applicable Percentage of the L/C Obligations.

“L/C Fronting Fee” has the meaning assigned to such term in Section 3.2(b)(ii).

“L/C Honor Date” has the meaning assigned to such term in Section 2.4(c)(i).

“L/C Issuer” means ~~Citizens Bank~~CIBC in its capacity as issuer of Letters of Credit hereunder.

“L/C Obligations” means, at any time, with respect to all of the Lenders, the sum, without duplication, of (a) the undrawn portion of all Letters of Credit plus (b) the aggregate of all Unreimbursed Amounts in respect of Letters of Credit (unless refinanced as a Borrowing), including all L/C Borrowings.

“L/C Participation Fee” has the meaning assigned to such term in Section 3.2(b)(i).

“L/C Sublimit” means an amount equal to the lesser of (a) $10,000,000 and (b) the aggregate amount of the Commitments. The L/C Sublimit is a sublimit of the Commitments.

“Lead Arrangers” means CIBC and Citizens ~~Bank, CIBC Bank USA and First Tennessee~~ Bank, N.A., each in its capacity as a joint lead arranger and joint bookrunner of the credit facilities established under this Credit Agreement.

“Lenders” means (a) the financial institutions listed on Schedule 2.1 (other than any such financial institution that has ceased to be a party hereto pursuant to an Assignment and Assumption) and (b) any financial institution that has become a party hereto pursuant to an Assignment and Assumption or pursuant to an Incremental Assumption Agreement. Unless the context clearly indicates otherwise, the term “Lenders” shall include the Swingline Lender.

“Letter of Credit” means any standby letter of credit issued hereunder providing for the payment of cash upon the honoring of a presentation thereunder.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

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“Letter of Credit Documents” means, with respect to each Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any Letter of Credit Application and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or (b) any collateral for such obligations.

“Letter of Credit Expiration Date” means the day that is five (5) Business Days prior to the Maturity Date of the Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

“Leverage Ratio” means, with respect to any Measurement Period, the ratio of (a) Consolidated Total Debt of the Borrower and its Subsidiaries as of the last day of such Measurement Period to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for such Measurement Period.

“Liberty TopCo” ~~has the meaning assigned to such term in the Second Amendment~~means Franchise Group, Inc., a Delaware corporation.

“LIBOR Borrowing” means, as to any Borrowing, the LIBOR Loans comprising such Borrowing.

“LIBOR Loan” means a Loan bearing interest based on the Adjusted LIBOR Rate.

“LIBOR Rate” means:

(a)                with respect to each day during each Interest Period pertaining to a LIBOR Loan in Dollars, the rate per annum determined by the Administrative Agent to be the arithmetic average of the London Interbank Offered Rates administered by the ICE Benchmark Administration (or any Person that takes over administration of such rate) for deposits in Dollars for a duration equal to or comparable to the duration of such Interest Period which appear on the relevant Bloomberg page (or such other commercially available source providing quotations of the London Interbank Offered Rates for deposits in Dollars as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (London time) on the Quotation Day for such Interest Period; or

(b)                for any interest calculation with respect to an ABR Loan or a Swingline Loan on any date, rate per annum determined by the Administrative Agent to be the arithmetic average of the London Interbank Offered Rates administered by the ICE Benchmark Administration (or any Person that takes over administration of such rate) for deposits in Dollars with a term of one (1) month commencing such day which appear on the relevant Bloomberg page (or such other commercially available source providing quotations of the London Interbank Offered Rates for deposits in Dollars as may be designated by the Administrative Agent from time to time), at or about 11:00 am (London time) on such day;

provided that if such rate is not available at such time for any reason, then the “LIBOR Rate” with respect to such Loan for such period shall be the Interpolated Screen Rate, where applicable. Each calculation by the Administrative Agent of the LIBOR Rate hereunder shall be conclusive and binding on the parties hereto for all purposes, absent clearly manifest error. Notwithstanding the foregoing, for purposes of this Credit Agreement, the LIBOR Rate shall at no time be less than 0.00% per annum.

~~“LIBOR Scheduled Unavailability Date” has the meaning specified in Section 3.3(b).~~

~~“LIBOR Successor Rate” has the meaning specified in Section 3.3(b).~~

~~“LIBOR Successor Rate Conforming Changes” means, with respect to any proposed LIBOR Successor Rate, any conforming changes to the definition of Alternate Base Rate, Interest Period, timing and frequency of determining rates and making payments of interest and other administrative and yield protection matters as may be appropriate, in the reasonable discretion of the Administrative Agent, to reflect the implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with then-prevailing market practice (or, if the Administrative Agent reasonably determines that implementation of any portion of such market practice is not administratively feasible or that no market practice for the administration of such LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent reasonably determines in consultation with the Borrower).~~

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“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capitalized Lease or title retention agreement relating to such asset, and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan” means an extension of credit by a Lender to the Borrower under Article 2 in the form of a Revolving Loan or a Swingline Loan.

“Loan Document Obligations” means the due and punctual payment and performance of all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party under or pursuant to each of the Loan Documents or otherwise with respect to any Loan or Letter of Credit and all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding.

“Loan Documents” means, collectively, this Credit Agreement, the Notes, the Guarantee Agreement, each Incremental Assumption Agreement, each Extension Amendment, each Letter of Credit Application, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.10, the Fee Letter, the Collateral Documents and each other document entered into in connection herewith.

“Loan Parties” means, collectively, the Borrower and the Guarantors.

“Margin Stock” has the meaning assigned to such term in Regulation U.

“Master Agreement” has the meaning assigned to such term in the definition of “Swap Agreement.”

“Master Intercompany Note” means a promissory note substantially in the form of Exhibit I.

“Material Adverse Effect” means (a) a material adverse effect on the business, assets, operations, liabilities, prospects or condition, financial or otherwise, of the Loan Parties and their respective Subsidiaries, taken as a whole, (b) the condition that results when the legality, validity or enforceability of any Loan Document is affected in a manner that is material and adverse to the Lenders, (c) the condition that results when the ability of any Loan Party to perform any of its obligations under any Loan Document is affected in a manner that is material and adverse to the Lenders, or (d) the condition that results when the rights of or benefits available to the Credit Parties under any Loan Document is affected in a manner that is material and adverse. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event in and of itself does not have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other ~~then~~than existing events would result in a Material Adverse Effect.

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“Material Indebtedness” means, as of any date, Indebtedness (other than Indebtedness under the Loan Documents) or obligations in respect of one or more Swap Agreements, of any one or more of the Loan Parties or any of their Subsidiaries in an aggregate principal amount exceeding the Threshold Amount. For purposes of determining Material Indebtedness, the “principal amount” of the obligations in respect of any Swap Agreement at any time shall be its Swap Termination Value.

“Material Owned Real Property” means each parcel of Real Property located in the United States which is acquired after the Closing Date by a Loan Party with a fair market value in excess of $2,500,000.

“Maturity Date” means ~~May 31~~October 2, ~~2020~~2022, provided that if such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day; provided that with respect to any Extended Commitment, the Maturity Date shall be the final maturity date set forth in the applicable Extension Amendment.

“Measurement Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ending on or prior to such date. A Measurement Period may be designated by reference to the last day thereof (e.g. the April 30, 2019 Measurement Period refers to the period of four consecutive fiscal quarters of the Borrower ended April 30, 2019), and a Measurement Period shall be deemed to end on the last day thereof.

“Minimum Collateral Amount” means, as of any date, the aggregate amount of Cash Collateral required to be maintained with the Credit Parties as of such date pursuant to the terms of Section 2.10 and Section 8.2 of this Credit Agreement.

“Minimum Collateral Percentage” means 102.5%.

“Minimum Extension Condition” has the meaning assigned to such term in Section 2.12(b).

“MIRE Event” means if there are any Mortgaged Properties at any time, any increase (including any incremental commitment increase), extension of the maturity or renewal of any of the Commitments or Loans (excluding (i) any continuation or conversion of Borrowings, (ii) the making of any Revolving Loans or (iii) the issuance, renewal or extension of Letters of Credit).

“Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business.

“Mortgage Requirement” means, at any time, the requirement that, with respect to each Material Owned Real Property, the Administrative Agent shall have received the following, each in form and substance satisfactory to the Administrative Agent:

(a)                a Mortgage with respect to such Material Owned Real Property duly executed and delivered by the record owner of such Material Owned Real Property,

(b)                an appraisal with respect to such Material Owned Real Property,

(c)                a survey with respect to such Material Owned Real Property,

(d)                a title insurance policy (including any endorsements thereto) and appropriate lien searches with respect to such Material Owned Real Property,

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(e)                with respect to such Material Owned Real Property: environmental reports, audits and analyses (whether produced by any Loan Party or its Subsidiaries or any third party or Governmental Authority) and Phase I or Phase II reports,

(f)                 with respect to such Material Owned Real Property not located in a Flood Zone, a completed Flood Certificate from a third party vendor in compliance with the Flood Program,

(g)                with respect to any portion such Material Owned Real Property that is located in a Flood Zone:

(i)                 a completed Flood Certificate from a third party vendor in compliance with the Flood Program;

(ii)               written acknowledgement from the Borrower that it received notification from the Administrative Agent that such Material Owned Real Property is located within a Flood Zone and indicating whether the community in which such Material Owned Real Property is located is participating in the Flood Program;

(iii)             if such Material Owned Real Property is located in a community participating in the Flood Program, evidence that the Borrower has complied with the insurance requirements set forth in Section 6.10 of the Credit Agreement;

(iv)              such additional coverage as required by Administrative Agent, if any, under supplemental private insurance policies in an amount so required by the Administrative Agent;

(h)                evidence of earthquake insurance with respect to such Material Owned Real Property; and

(i)                 legal opinions with respect to such Mortgage and related matters.

“Mortgaged Property” means each parcel of Material Owned Real Property, if any, which shall be subject to a Mortgage delivered pursuant to Section 6.12 or Section 6.15, as applicable.

“Mortgages” means mortgages, deeds of trust, assignments of leases and rents, modifications and other collateral documents delivered pursuant to Section 6.12 or Section 6.15, each in form and substance reasonably satisfactory to the Administrative Agent.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Lenders in accordance with the terms of Section 10.2 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Loan Party Subsidiary” means any Subsidiary of the Borrower that is not a Loan Party.

“Nonrenewal Notice Date” has the meaning assigned to such term in Section 2.4(b)(iii).

“Notes” means, collectively, the Revolving Loan Notes and the Swingline Loan Notes.

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“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto.

“Off-Balance Sheet Liabilities” of any Person shall mean (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person, (iii) any Synthetic Lease Obligation or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person.

“Organizational Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-United States jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating or limited liability company agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.7(b)).

“Outstanding Amount” means (a) with respect to any Loan on any date, the outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments thereof (including any refinancing of outstanding Unreimbursed Amounts under Letters of Credit or L/C Borrowings as a Borrowing) occurring on such date and (b) with respect to any Letter of Credit, Unreimbursed Amount, L/C Borrowing or L/C Obligations on any date, the outstanding amount thereof on such date after giving effect to any related L/C Credit Extension occurring on such date and any other changes thereto as of such date, including as a result of any reimbursements of outstanding Unreimbursed Amounts under related Letters of Credit (including any refinancing of outstanding Unreimbursed Amounts under related Letters of Credit or related L/C Credit Extensions as a Borrowing) or any reductions in the maximum amount available for drawing under related Letters of Credit taking effect on such date.

“Parent” means Franchise Group ~~New Holdco~~Intermediate L 1, LLC, a Delaware limited liability company.

“Participant” has the meaning assigned to such term in Section 10.4(d).

“Participant Register” has the meaning assigned to such term in Section 10.4(d).

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“Payment Conditions” shall be deemed to be satisfied in connection with any dividend or distribution to Parent which is distributed indirectly to Liberty TopCo and the other equityholders of Ultimate Parent substantially contemporaneously with the time of such distribution to Parent, if:

(a)                immediately before and after giving effect to payment of any such dividend or distribution to Parent, no Default shall have occurred and be continuing or would result therefrom;

(b)                immediately before and after giving effect to payment of any such dividend or distribution to Parent, Consolidated EBITDA of the Borrower and its Subsidiaries for the most recently completed Measurement Period for which financial statements have been delivered hereunder shall be not less than (i) $28,000,000 with respect to any dividend or distribution made under Section 7.8(c)(i), or (ii) $32,000,000 with respect to any dividend or distribution made under Section 7.8(c)(ii); and

(c)                immediately before and after giving effect to payment of any such dividend or distribution to Parent, the Borrower shall be in compliance with the Financial Covenants on a Pro Forma Basis.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Pension Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 or Section 430 of the Code or Section 302 or Section 303 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Perfection Certificate” means a certificate substantially in the form of Exhibit D.

“Permitted Acquisitions” means, collectively, each Acquisition (other than any acquisition of Area Development Rights or a Person owning Area Development Rights or Franchise Rights) which satisfies each of the following conditions:

(a)                at the time of and immediately before and after giving Pro Forma Effect thereto, no Default shall have occurred and be continuing;

(b)                such Acquisition shall be consensual and, if applicable, has been approved by the Acquisition target’s board of directors (or comparable governing body);

(c)                the Person, assets or business unit acquired in the Acquisition shall be engaged in an Approved Line of Business;

(d)                such Acquisition and all transactions related thereto shall be consummated in accordance with material laws, ordinances, rules, regulations and requirements of all Governmental Authorities;

(e)                all actions, if any, required to be taken with respect to such newly created or acquired Subsidiary (including each Subsidiary thereof) or assets in order to satisfy the requirements set forth in the definition of the term “Collateral and Guarantee Requirement” to the extent applicable shall be taken (or arrangements for the taking of such actions reasonably satisfactory to the Administrative Agent shall have been made) within the time frames set forth in Section 6.12;

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(f)                 to the extent required by the Collateral and Guarantee Requirement, (i) the property, assets, businesses and Equity Interests acquired in such Acquisition shall become Collateral and (ii) any newly created or acquired Subsidiary (other than an Excluded Subsidiary) shall become a Guarantor, in each case in accordance with Section 6.12;

(g)                the aggregate cash consideration (excluding any amounts paid for with equity contributions from any direct or indirect equity holder of any Loan Party or any of its Subsidiaries) paid by any Loan Party or any of its Subsidiaries in connection with all such Acquisitions shall not exceed $25,000,000 in the aggregate per Fiscal Year, provided that the aggregate cash consideration of Acquisitions of (i) Persons that do not become Guarantors as required pursuant to the “Collateral and Guarantee Requirement” or (ii) assets that are not made part of the Collateral as required pursuant to the “Collateral and Guarantee Requirement” that are acquired by the Borrower or a Guarantor, in each case, will be limited in an aggregate amount not to exceed $5,000,000;

(h)                after giving Pro Forma Effect to such Acquisition and, if applicable, the making of a Credit Extension in connection with such Acquisition, the Leverage Ratio shall not exceed 2.75:1.00;

(i)                 not later than ten Business Days (or such shorter period as may be reasonably practicable, if approved by the Administrative Agent) prior to the consummation of any such Acquisition that is not funded solely with equity contributions, except with respect to an Acquisition in which the cash acquisition consideration is less than $10,000,000, the Borrower shall have delivered to the Administrative Agent (i) a description of the proposed Acquisition, (ii) to the extent obtained and available, a quality of earnings report, (iii) to the extent requested by the Administrative Agent, satisfactory environmental assessments and (iv) such additional documentation regarding the acquisition as the Administrative Agent shall reasonably require, including audited financial statements, compiled financial statements or a financial review, as applicable, for its two most recent fiscal years prepared by independent certified public accountants reasonably acceptable to the Administrative Agent, unaudited fiscal year-to-date statements for the two most recent interim periods and pro forma financial statements for next succeeding two-year period giving effect to the acquisition;

(j)                 the consideration for such Acquisition consists solely of Qualified Equity Interests of the Borrower, cash funded entirely with the net cash proceeds of an issuance of Qualified Equity Interests of the Borrower, or a combination of the foregoing;

(k)                to the extent required to be obtained under the terms of the acquisition agreement for such Acquisition the applicable party to such acquisition agreement shall have received all required regulatory and third party approvals to consummate such Acquisition; and

(l)                 unused availability under the Credit Facility shall be least $5,000,000 after giving Pro Forma Effect to the Acquisition.

“Permitted Encumbrances” means:

(a)                Liens imposed by law for taxes, assessments or other governmental charges that are not yet due or are being Contested in Good Faith, provided that enforcement of such Liens is stayed pending such contest;

(b)                landlords’, vendors’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being Contested in Good Faith;

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(c)                pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d)                deposits to secure the performance of bids, trade contracts (other than contracts for the payment of money), leases (other than Capitalized Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business;

(e)                judgment liens in respect of judgments that do not constitute an Event of Default under Section 8.1(k);

(f)                 easements, zoning restrictions, rights of way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligation and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Loan Parties and their respective Subsidiaries;

(g)                any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business, provided that the same do not in any material respect interfere with the business of the Loan Parties or their Subsidiaries or materially detract from the value of the relevant assets of the Loan Parties or its Subsidiaries;

(h)                licenses, sublicenses, leases or subleases with respect to any assets granted to third Persons in the ordinary course of business, provided that the same do not in any material respect interfere with the business of the Loan Parties or their Subsidiaries or materially detract from the value of the relevant assets of the Loan Parties or their Subsidiaries;

(i)                 customary rights of set off, bankers’ liens, refunds or charge backs, under deposit agreements, the Uniform Commercial Code or common law, of banks or other financial institutions where any Loan Party or any of such Loan Party’s Subsidiaries maintains deposits (other than deposits intended as cash collateral) in the ordinary course of business;

(j)                 Liens (i) on earnest money deposits made in cash by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement in connection with a Permitted Acquisition or other Investment permitted under this Credit Agreement or (ii) on amounts deposited as “security deposits” (or their equivalent) in the ordinary course of business in connection with actions or transactions not prohibited by this Credit Agreement;

(k)                Liens in favor of customs and revenue authorities arising in the ordinary course of business as a matter of law to secure payment of customs duties in connection with the importation of goods;

(l)                 Liens resulting from the filing of precautionary UCC-1 financing statements (or equivalent) with respect to operating leases;

(m)              Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by any Loan Party or any of its Subsidiaries in the ordinary course of business; and

(n)                Liens incurred in the ordinary course of business imposed by law in connection with the purchase or shipping of goods or assets (or the related assets and proceeds thereof), which Liens are in favor of the seller or shipper of such goods or assets and only attach to such goods or assets;

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provided that the term “Permitted Encumbrance” shall not include any Lien securing Indebtedness.

“Permitted Investors” means Vintage Capital Management, LLC, together with its Affiliates and controlling persons.

“Permitted Tax Distributions” means, for any taxable period in which each of ~~Holdings~~Parent and the Borrower is a partnership or an entity disregarded from a partnership for U.S. federal, state and/or local income tax purposes, distributions by the Borrower to ~~Holdings~~Parent, which will in turn be distributed by ~~Holdings~~Parent, to permit its direct or indirect equity owners to pay the U.S. federal, state and/or local income taxes attributable to their respective distributable shares of the taxable income of the Borrower (treated as a regarded entity) and its direct or indirect subsidiaries for such taxable period; provided that, for each such taxable period, the amount of such distributions made in respect of such taxable period in the aggregate shall not exceed the amount that the Borrower would have been required to pay in federal, state and/or local income taxes as a stand-alone corporation governed by Subchapter C of Chapter 1 of Subtitle A of the Code (and similar provisions under state and/or local laws), taking into account prior year losses, reduced by any such income taxes directly paid by the Borrower and any of its Subsidiaries; provided further that the taxable income of the Borrower and its direct or indirect subsidiaries for any taxable period shall include any increases thereto as a result of any tax examination, audit or adjustment, and shall be deemed to include for this purpose, any taxable income of Liberty Topco with respect to any taxable period (or portion thereof) ending on or prior to the date hereof. For the avoidance of doubt, subject to the following sentence, the Borrower shall take into account any step-up in the basis of the property of ~~Holdings~~Parent and its Subsidiaries resulting from the 2019 Restructuring Transactions. Notwithstanding the foregoing, for the purpose of calculating Permitted Tax Distributions, any step-up in the basis of the property of Ultimate Parent and its direct or indirect subsidiaries resulting from any exchange of equity of Ultimate Parent for equity of Liberty Topco shall not be taken into account. Permitted Tax Distributions may be made quarterly based on the Borrower’s good faith estimate of the taxable income of the Borrower (treated as a regarded entity) and its direct or indirect subsidiaries for the entire taxable period; provided, however, that to the extent estimated Permitted Tax Distributions made exceed the total Permitted Tax Distributions as finally determined for such taxable period, Permitted Tax Distributions shall be reduced in the subsequent taxable period.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Platform” means DebtX, Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system.

“Prime Rate” means a rate per annum equal to the prime rate of interest announced from time to time by ~~Citizens Bank~~CIBC or its parent company (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

“Pro Forma Basis” means, with respect to any transaction, that such transaction shall be deemed to have occurred as of the first day of the four-quarter period then ended (in the case of any determination of actual compliance with any covenants set forth in Section 7.12) or as of the first day of the four-quarter period ending as of the most recent quarter end preceding the date of such transaction for which financial statements have been delivered pursuant to Section 4.01 or Section 6.01(a) or (b) (in the case of any determination of pro forma compliance with any covenant or ratio other than actual compliance with any covenants set forth in Section 7.12); provided, however, with respect to any transaction occurring during the first fiscal quarter following the Closing Date, for purposes of determining whether the results of the Loan Parties and their Subsidiaries would be in compliance with the terms of this Credit Agreement on a Pro Forma Basis, compliance with the Financial Covenants shall be calculated based on the levels applicable at the end of the fiscal quarter ending July 31, 2019. Each of the terms “Pro Forma Compliance” and “Pro Forma Effect” shall have an analogous meaning.

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“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning assigned to such term in Section 10.1(d)(i).

“Qualified Equity Interests” means, with respect to the Equity Interests of any Person, any Equity Interests other than Disqualified Equity Interests of such Person.

“Quotation Day” means, with respect to any LIBOR Borrowing and any Interest Period, the day that is two Business Days prior to the first day of such Interest Period.

“Real Property” means, collectively, all right, title and interest in and to any and all parcels of or interests in real property owned or leased by any Person, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership thereof.

“Recipient” means the Administrative Agent, any Lender or the L/C Issuer, as applicable.

“Refinancing Indebtedness” means Indebtedness of any Loan Party or its Subsidiaries arising after the Closing Date issued in exchange for, or the proceeds of which are used to extend, refinance, refund, replace, renew, continue or substitute for other Indebtedness (such extended, refinanced, refunded, replaced, renewed, continued or substituted Indebtedness, the “Refinanced Obligations”); provided that (a) the principal amount of such Refinancing Indebtedness shall not exceed the principal amount of the Refinanced Obligations (plus any interest capitalized in connection with such Refinanced Obligations, the amount of prepayment premium, if any, original issue discount, if any, and reasonable fees, costs, and expenses incurred in connection therewith), (b) such Refinancing Indebtedness shall have a final maturity that is no earlier than the final maturity date of such Refinanced Obligations, (c) such Refinancing Indebtedness shall have a Weighted Average Life to Maturity not less than the Weighted Average Life to Maturity of the Refinanced Obligations, (d) such Refinancing Indebtedness shall rank in right of payment no more senior than, and be subordinated (if subordinated) to the Secured Obligations on terms, taken as a whole, not materially less favorable to the Secured Parties than the Refinanced Obligations, (e) as of the date of incurring such Refinancing Indebtedness and after giving effect thereto, no Default shall exist or have occurred and be continuing, (f) if the Refinanced Obligations or any Guarantees thereof are unsecured, such Refinancing Indebtedness and any Guarantees thereof shall be unsecured, (g) if the Refinanced Obligations or any Guarantees thereof are secured, (i) such Refinancing Indebtedness and any Guarantees thereof shall be secured by substantially the same or less collateral, taken as a whole, as secured such Refinanced Obligations or any Guarantees thereof, on terms, taken as a whole, not materially less favorable to the Secured Parties and (ii) the Liens to secure such Refinancing Indebtedness shall not have a priority, taken as a whole, more senior than the Liens securing the Refinanced Obligations and if subordinated to any other Liens on such property, shall be subordinated, taken as a whole, to the Administrative Agent’s Liens on terms and conditions, taken as a whole, not materially less favorable to the Secured Parties, (h) the obligors in respect of the Refinanced Obligations immediately prior to such refinancing, refunding, extending, renewing, continuing, substituting or replacing thereof shall be the only obligors on such Refinancing Indebtedness, and (i) the terms and conditions (excluding as to pricing, premiums and optional prepayment or redemption provisions) of any such Refinancing Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties than the terms and conditions of the Refinanced Obligations.

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“Register” has the meaning assigned to such term in Section 10.4(c).

“Regulation D” means Regulation D of the Board.

“Regulation T, U or X” means Regulation T, U or X, respectively, of the Board.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, officers, employees, agents, trustees, administrators, managers, advisors, attorneys-in-fact and representatives of such Person and of such Person’s Affiliates.

“Release” means any actual or threatened releasing, spilling, leaking, pumping, pouring, leaching, seeping, emitting, migration, emptying, discharging, injecting, escaping, depositing, disposing, or dumping of Hazardous Materials into the indoor or outdoor environment, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property and any other conditions resulting in potential or actual human exposure to Hazardous Materials within a structure.

“Relevant Governmental Body” has the meaning assigned to such term in Section 3.3(b).

“Removal Effective Date” has the meaning assigned to such term in Section 9.6(b).

“Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Loans (other than Swingline Loans), a Committed Loan Notice, (b) with respect to a L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swingline Loan, a Swingline Loan Notice.

“Required Lenders” means, at any time, ~~two or more unaffiliated~~ Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders; provided that if there are two or three Lenders, “Required Lenders” must include at least two Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Resignation Effective Date” has the meaning assigned to such term in Section 9.6(a).

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, treasurer, assistant treasurer, or other similar officer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means, as to any Person, (a) any dividend or other distribution by such Person (whether in cash, securities or other property) with respect to any Equity Interests of such Person, (b) any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the holders of Equity Interests of such Person, (c) the acquisition for value by such Person of any Equity Interests issued by such Person or any other Person that Controls such Person, (d) any payment with respect to any Earn-Out Obligation, and (e) with respect to clauses (a) through (d) any transaction that has a substantially similar effect.

“Revolving Exposure” means, as to any Lender at any time, the sum of (a) the Outstanding Amount of its Revolving Loans, plus (b) its L/C Exposure, plus (c) its Swingline Exposure.

“Revolving Loan” means a loan referred to in Section 2.1 and made pursuant to Section 2.2.

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“Revolving Loan Note” means with respect to a Lender, a promissory note evidencing the Revolving Loans of such Lender payable to the order of such Lender (or, if required by such Lender, to such Lender and its registered assigns) substantially in the form of Exhibit C-1.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc.

“Sale and Leaseback” means any transaction or series of related transactions pursuant to which any Loan Party or any of its Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed.

“Sanctioned Country” means any country, territory or region which is itself the subject or target of any comprehensive Sanctions (at the date of this Credit Agreement, the Crimean region of Ukraine, Cuba, Iran, North Korea, Darfur, South Sudan and Syria).

“Sanctioned Person” means (a) any Person or group listed in any Sanctions related list of designated Persons maintained by OFAC, including the List of Specially Designated Nationals and Blocked Persons, or the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person subject to any law that would prohibit all or substantially all financial or other transactions with that Person or would require that assets of that Person that come into the possession of a third-party be blocked, (c) any legal entity organized or domiciled in a Sanctioned Country, (d) any agency, political subdivision or instrumentality of the government of a Sanctioned Country, (e) any natural person ordinarily resident in a Sanctioned Country, or (f) any Person 50% or more owned, directly or indirectly, individually or in the aggregate by any of the above.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“Second Amendment” means the second amendment to credit agreement and assumption agreement, dated as of July 10, 2019, relating to this Agreement.

“Second Amendment Effective Date” means the date designated as such pursuant to the Second Amendment.

“Secured Obligation Designation Notice” means a notice substantially in the form of Exhibit K executed and delivered to the Administrative Agent by a counterparty (other than the Administrative Agent and its Affiliates) to a Swap Agreement or an agreement to provide Cash Management Services in order that the obligations in respect thereof constitute Swap Agreement Obligations or Cash Management Obligations.

“Secured Obligations” means, collectively, (a) the Loan Document Obligations, (b) the Cash Management Obligations and (c) the Swap Agreement Obligations.

“Secured Parties” means, collectively, (a) the Administrative Agent, (b) each Lender, (c) the L/C Issuer, (d) each Person to whom any Cash Management Obligations are owed, (e) each counterparty to any Swap Agreement the obligations under which constitute Swap Agreement Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the permitted successors and assigns of each of the foregoing.

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“Security Agreement” means the Pledge and Security Agreement, dated as of the Closing Date, among the Loan Parties and the Administrative Agent.

“SOFR” has the meaning assigned to such term in Section 3.3(b).

“Sold Entity or Business” means any Person or any property or assets constituting a line of business or a division of a Person Disposed of in a transaction permitted hereunder by the Borrower or any of its Subsidiaries.

“Solvency Certificate” means a certificate, substantially in the form of Exhibit J.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the present assets of such Person and its Subsidiaries, taken as a whole, is not less than the sum of the debt (including contingent liabilities) of such Person and its Subsidiaries, taken as a whole, (b) the present fair salable value of the assets of such Person and its Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of such Person and its Subsidiaries, taken as a whole, on their debts as they become absolute and matured, (c) the capital of such Person and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of such Person or its Subsidiaries, taken as a whole, contemplated as of such date and (d) such Person and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business; provided that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Transaction” means any Investment, Disposition, incurrence or repayment of Indebtedness, Restricted Payment or Incremental Commitments, that by the terms of this Credit Agreement requires a test to be calculated on a “Pro Forma Basis”, be given in “Pro Forma Compliance” with, or after giving “Pro Forma Effect”; provided that any increase in the Commitments above the amount of Commitments in effect on the Closing Date, for purposes of this definition, shall be deemed to be fully drawn.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any basic, marginal, special, emergency, supplemental or other reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “eurocurrency liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to Regulation D. LIBOR Loans and Swingline Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Debt” means ~~Indebtedness of the Borrower under the Subordinated Note and any other~~any Indebtedness incurred by a Loan Party that is ~~subordinated in right of payment to the prior payment of the Loan Document Obligations of such Loan Party and contains subordination and other~~subject to a Subordination Agreement; provided that any such Indebtedness shall (i) mature later than 180 days after the Maturity Date, (ii) shall not contain any financial maintenance covenant or any provision that is more restrictive of or burdensome on the Loan Parties and their Subsidiaries than the provisions of the Loan Documents and (iii) shall otherwise contain terms acceptable to the Administrative Agent in its sole discretion and the Required Lenders in their sole discretion.

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“Subordinated Debt Documents” means any agreement, indenture or instrument pursuant to which any Subordinated Debt is issued, ~~including, without limitation, the Subordinated Note,~~ in each case as amended to the extent permitted under the Loan Documents.

~~“Subordinated Note” means that certain Subordinated Note, dated as of the Closing Date, by the Borrower in favor of Vintage Capital Management LLC in a maximum principal amount (excluding interest paid in kind thereon) of $10,000,000.~~

“Subordination Agreement” means a subordination agreement, in form and substance satisfactory to the Administrative Agent in its sole discretion, executed by a subordinated creditor in favor of the Administrative Agent, pursuant to which Indebtedness owing to such subordinated creditor is subordinated to the Indebtedness under the Loan Documents.

“Subscription Agreements” means, collectively, those certain Subscription Agreements, dated as of the Second Amendment Effective Date, by and between Liberty TopCo and Tributum LP, a Delaware limited partnership.

“subsidiary” means, with respect to any Person (“Topco”), as of any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of Topco in Topco’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power is or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by Topco or one or more subsidiaries of Topco.

“Subsidiary” means any direct or indirect subsidiary of any Loan Party.

“Subsidiary Guarantors” means each Subsidiary that executes and delivers the Guarantee Agreement and each other Domestic Subsidiary of the Borrower that becomes party thereto in by the execution and delivery of a Subsidiary Joinder Agreement, and the permitted successors and assigns of each such Person.

“Subsidiary Joinder Agreement” means a Subsidiary Joinder Agreement, substantially in the form of Exhibit G, pursuant to which a Subsidiary (other than an Excluded Subsidiary) becomes a party to the Guarantee Agreement, to the Security Agreement and to each other applicable Loan Document.

“Swap Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

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“Swap Agreement Obligations” means all obligations of the Loan Parties under each Swap Agreement to which any Loan Party is a party and that (a) is with a counterparty that is the Administrative Agent or any of its Affiliates, (b) is in effect on the Closing Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Closing Date or (c) is entered into after the Closing Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into or becomes a Lender or an Affiliate of a Lender after it has entered into such agreement, provided that any such counterparty (other than the Administrative Agent or its Affiliates) executes and delivers a Secured Obligation Designation Notice to the Administrative Agent and, provided, further, that Swap Agreement Obligations shall not include, with respect to any Guarantor, Excluded CEA Swap Obligations of such Guarantor.

“Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Lender or any Affiliate of a Lender).

“Swingline Borrowing” means, as to any Borrowing, the Swingline Loans comprising such Borrowing.

“Swingline Exposure” means, with respect to any Lender at any time, its Applicable Percentage of the Outstanding Amount of the Swingline Loans.

“Swingline Lender” means ~~Citizens Bank~~CIBC in its capacity as lender of Swingline Loans.

“Swingline Loan” means a loan referred to and made pursuant to Section 2.3.

“Swingline Loan Note” means with respect to the Swingline Lender, a promissory note evidencing the Swingline Loans of such Lender payable to the order of such Lender (or, if required by such Lender, to such Lender and its registered assigns) substantially in the form of Exhibit C-2.

“Swingline Loan Notice” means a notice of a Swingline Borrowing pursuant to Section 2.3(b), which, if in writing, shall be substantially in the form of Exhibit B-2.

“Swingline Sublimit” means $20,000,000. The Swingline Sublimit is a sublimit of the Commitments.

“Syndication Agents” means CIBC ~~Bank USA and First Tennessee Bank, N.A., each~~, in its capacity as ~~co-syndication agents~~syndication agent of the credit facilities established under this Credit Agreement.

“Synthetic Debt” means, with respect to any Person as of any date of determination thereof, all obligations of such Person in respect of transactions entered into by such Person that are intended to function primarily as a borrowing of funds (including any minority interest transactions that function primarily as a borrowing) but are not otherwise included in the definition of “Indebtedness” or as a liability on the consolidated balance sheet of such Person and its Subsidiaries in accordance with GAAP).

“Synthetic Lease Obligation” means the monetary obligation of a Person at any time of determination under (i) a so called synthetic, off balance sheet or tax retention lease, or (ii) an agreement for the use or possession of property, in each case, creating obligations that do not appear on the balance sheet of such Person but which could be characterized as the indebtedness of such Person (without regard to accounting treatment) (other than operating leases arising as a result of Sale and Leaseback transactions).

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“Tax Receivable Agreement” means the Tax Receivable Agreement, dated as of the Second Amendment Effective Date, among Liberty TopCo and the other parties thereto.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” has the meaning assigned to such term in Section 3.3(b).

“Termination Date” means the date upon which all Commitments have terminated, no Letters of Credit are outstanding (or if Letters of Credit remain outstanding, the same are Backstopped), and the Loans and L/C Obligations (other than with respect to the undrawn portion of outstanding Letters of Credit), together with all interest and fees related thereto and other Loan Document Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations in each case not yet due and payable), have been indefeasibly paid in full in cash.

“Third Amendment Effective Date” means October 2, 2019.

“Threshold Amount” means $2,000,000.

“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Exposure of such Lender at such time.

“Total Revolving Outstandings” means at any time, the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and L/C Obligations at such time.

“Transaction Expenses” means any fees, premiums, expenses or other costs incurred or paid by the Borrower or any Subsidiary in connection with the Transactions, this Credit Agreement and the other Loan Documents and the transactions contemplated hereby and thereby in connection therewith.

“Transactions” means (a) the execution, delivery and performance by each Loan Party of each Loan Document to which it is a party, (b) the borrowing of the Loans and the issuance of the Letters of Credit, (c) the use of the proceeds of the Loans and the Letters of Credit, (d) the satisfaction of the Collateral and Guarantee Requirement, and (e) the payment of Transaction Expenses.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBOR Rate or the Alternate Base Rate.

“Ultimate Parent” means Franchise Group New Holdco, LLC, a Delaware limited liability company.

“Unadjusted Benchmark Replacement” has the meaning assigned to such term in Section 3.3(b).

“Unaudited Financial Statements” means the unaudited consolidated balance sheets of the Borrower and its Subsidiaries for the periods ending July 31, 2018, October 31, 2018 and January 31, 2019 and the related statements of income, comprehensive income, changes in equity and cash flows of the Borrower and its Subsidiaries.

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“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning assigned to such term in Section 2.4(c)(i).

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.6(g)(v).

“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)).

“Voting Agreements” means each of the voting agreements, dated as of the Second Amendment Effective Date, by and between each of each Buddy’s Member (as defined in the Closing Date Merger Agreement), Vintage Capital Management, LLC, B. Riley Financial Inc. and certain of their respective affiliates, on the one hand, and Liberty Tax, Inc., on the other hand.

“Voting Equity Interests” means, with respect to any Person, shares of such Person’s Equity Interests having the right to vote for the election of the members of the board of directors or other managing person of such Person under ordinary circumstances.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wholly-Owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.

“Withdrawal Liability” means a liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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Section 1.2               Classification of Loans and Borrowings. For purposes of this Credit Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “LIBOR Loan”) or by Class and Type (e.g., a “LIBOR Revolving Loan”). Borrowings may also be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “LIBOR Borrowing”) or by Class and Type (e.g., a “LIBOR Revolving Borrowing”).

Section 1.3               Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Credit Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Credit Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Any terms used in this Credit Agreement that are defined in the UCC shall be construed and defined as set forth in the UCC unless otherwise defined herein; provided, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern.

Section 1.4               Accounting Terms; GAAP.

(a)                All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b)                Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test contained in this Credit Agreement with respect to any period during which any Specified Transaction occurs, the Leverage Ratio and the Fixed Charge Coverage Ratio shall be calculated with respect to such period and all Specified Transactions occurring during such period on a Pro Forma Basis.

(c)                If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Credit Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Credit Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

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Section 1.5               Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Credit Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.6               References to Time. Unless the context otherwise requires, references to a time shall refer to Eastern Standard Time or Eastern Daylight Savings Time, as applicable.

Section 1.7               Resolution of Drafting Ambiguities. Each Loan Party acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of the Loan Documents to which it is a party, that it and its counsel reviewed and participated in the preparation and negotiation hereof and thereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation hereof or thereof.

Section 1.8               Status of Loan Document Obligations. In the event that any Loan Party shall at any time issue or have outstanding any Subordinated Debt, the Borrower shall take or cause each other Loan Party to take all such actions as shall be necessary to cause the Loan Document Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Debt and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt. Without limiting the foregoing, the Loan Document Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of the Subordinated Debt Documents under which such Subordinated Debt is issued and are further given all such other designations as shall be required under the terms of any such Subordinated Debt in order that the Administrative Agent and the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Debt.

Section 1.9               Interest. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBOR Rate” or with respect to any comparable or successor rate thereto.

Section 1.10            Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from to the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.

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Article 2

The Credits

Section 2.1               Commitments. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Revolving Loans to the Borrower in Dollars from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Exposure exceeding such Lender’s Commitment, (ii) the Total Revolving Outstandings exceeding the aggregate Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. Revolving Loans may be ABR Loans or LIBOR Loans, as further provided herein.

Section 2.2               Borrowings, Conversions and Continuations of Loans.

(a)                Each Borrowing (other than a Swingline Borrowing which shall be made in accordance with Section 2.3), each conversion of Loans from one Type to the other, and each continuation of LIBOR Loans shall be made upon the Borrower’s irrevocable notice, to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent substantially in the form of a Committed Loan Notice (i) in the case of an ABR Borrowing, not later than 11:00 a.m. on the date of the proposed Borrowing, or (ii) in the case of any other Borrowing, not later than 11:00 a.m. three Business Days before the date of the proposed Borrowing.

(b)                Each telephonic notice by the Borrower pursuant to Section 2.2(a) must be confirmed promptly by hand delivery or facsimile (or transmitted by electronic communication, if arrangements for doing so have been approved by the Administrative Agent) of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Except as provided in Section 2.3(c) and Section 2.4(c), each Borrowing or conversion of Loans shall be in a principal amount of the Borrowing Minimum or a whole multiple of the Borrowing Multiple in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (A) whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of LIBOR Loans, (B) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (C) the Class and principal amount of Loans to be borrowed, converted or continued, (D) the Type of Loans to be borrowed or to which existing Loans are to be converted, (E) if applicable, the duration of the Interest Period with respect thereto which shall be a period contemplated by the definition of the term “Interest Period”, and (F) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.2. Notwithstanding anything in this Credit Agreement to the contrary, if the Borrower requests a Borrowing of, conversion to, or continuation of LIBOR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. For avoidance of doubt the Borrower and Lenders acknowledge and agree that any conversion or continuation of an existing Loan shall be deemed to be a continuation of that Loan with a converted interest rate methodology and not a new Loan. Any automatic conversion or continuation as provided above shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBOR Loans.

(c)                Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion or continuation described in Section 2.2(b). In the case of each Borrowing, each Appropriate Lender shall make (or cause its Applicable Lending Office to make) the amount of its Loan available to the Administrative Agent, by transfer in immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction or waiver of the applicable conditions set forth in Section 4.2 (and, if such Borrowing is the initial Credit Extension, Section 4.1), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by transfer to the account of the Borrower maintained with ~~Citizens Bank~~CIBC and designated in the Commitment Loan Notice the amount of such funds; provided that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are Swingline Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swingline Loans, and third, to the Borrower as provided above.

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(d)                Except as otherwise provided herein, a LIBOR Loan may be continued or converted only on the last day of an Interest Period for such Loan unless the Borrower pays the amount due, if any, under Section 3.5 in connection therewith. During the existence of an Event of Default, the Administrative Agent or the Required Lenders may require that (i) no Loans may be requested as, converted to or continued as LIBOR Loans and (ii) unless repaid, each LIBOR Loan be converted to an ABR Loan at the end of the Interest Period applicable thereto.

(e)                The Administrative Agent shall promptly notify the Borrower and the Appropriate Lenders of the interest rate applicable to any Interest Period for LIBOR Loans upon determination of such interest rate. The determination of the Adjusted LIBOR Rate by the Administrative Agent shall be conclusive in the absence of manifest error.

(f)                 Anything in clauses (a) through (d) above to the contrary notwithstanding, after giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than ~~six~~three (~~6~~3) Interest Periods in effect at any time for all Borrowings of LIBOR Loans.

(g)                The failure of any Appropriate Lender to make any Loan required to be made by it shall not relieve any other Appropriate Lender of its obligations hereunder, provided that the Commitments of the Lenders are several, and no Lender shall be responsible for any other Lender’s failure to make Loans as required. All Borrowings made on the Closing Date must be made as ABR Borrowings unless the Borrower shall have given a Committed Loan Notice requesting a LIBOR Borrowing and provided an indemnity letter in form and substance satisfactory to the Administrative Agent extending the benefits of Section 3.5 to the Appropriate Lenders in respect of such Borrowings.

Section 2.3               Swingline Loans.

(a)                The Swingline. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth and upon the agreements of the Lenders set forth in this Section 2.3, the Swingline Lender may in its sole discretion and without any obligation to do so make Swingline Loans to the Borrower in Dollars from time to time on any Business Day after the making of the initial Revolving Loans through the seventh Business Day preceding the Maturity Date; provided that after giving effect to each Swingline Loan, (i) the aggregate Outstanding Amount of Swingline Loans shall not exceed the Swingline Sublimit and (ii) the Total Revolving Outstandings shall not exceed the aggregate Commitments; provided, further, that the Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.3, prepay under Section 2.7, and reborrow under this Section 2.3.

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(b)                Borrowing Procedures. Each Swingline Borrowing shall be made upon the Borrower’s irrevocable notice to the Swingline Lender, which may be given by telephone. Each such notice must be received by the Swingline Lender not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum, (ii) the requested borrowing date, which shall be a Business Day and (iii) the maturity date of the requested Swingline Loan which shall be not later than seven Business Days after the making of such Swingline Loan. Each such telephonic notice must be confirmed promptly by hand delivery or facsimile (or transmitted by electronic communication, if arrangements for doing so have been approved by the Swingline Lender and the Administrative Agent) of a written Swingline Loan Notice to the Swingline Lender and the Administrative Agent, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swingline Lender of any telephonic Swingline Loan Notice, the Swingline Lender will, if it is willing to make the requested Swingline Loan and provided that all applicable conditions in Section 4.2 are satisfied or waived, not later than 3:00 p.m. on the borrowing date specified in such Swingline Loan Notice, make the amount of its Swingline Loan available to the Borrower by crediting the account of the Borrower maintained with the Swingline Lender and notify the Administrative Agent thereof in writing.

(c)                Refinancing of Swingline Loans.

(i)                 The Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Lender make an ABR Loan in Dollars in an amount equal to such Lender’s Applicable Percentage of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.2, without regard to the minimum and multiples specified therein for the principal amount of ABR Loans. The Swingline Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds in Dollars for the account of the Swingline Lender at the Administrative Agent’s Payment Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.3(c)(ii), each Lender that so makes funds available shall be deemed to have made an ABR Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender.

(ii)               If for any reason any Swingline Loan cannot be refinanced by a Borrowing in accordance with Section 2.3(c)(i), the request for ABR Loans submitted by the Swingline Lender as set forth therein shall be deemed to be a request by the Swingline Lender that each of the Lenders purchase for cash a risk participation in the relevant Swingline Loan in Dollars and each Lender hereby irrevocably and unconditionally agrees to make such purchase in an amount equal to the product of such Lender’s Applicable Percentage multiplied by the amount of such Swingline Loan. Each Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.3(c)(i) shall be deemed payment in respect of such participation.

(iii)             If any Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.3(c) by the time specified in Section 2.3(c)(i), the Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

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(iv)              Each Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.3(c) shall be absolute and unconditional and shall not be affected by any circumstance, provided that each Lender’s obligation to make Revolving Loans (but not to purchase and fund risk participations in Swingline Loans) pursuant to this Section 2.3(c) is subject to the conditions set forth in Section 4.2. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swingline Loans, together with interest as provided herein.

(d)                Repayment of Participations.

(i)                 At any time after any Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swingline Lender.

(ii)               If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 10.11 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Lender shall pay to the Swingline Lender its Applicable Percentage thereof on demand by the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Effective Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender.

(e)                Interest for Account of Swingline Lender. Until each Lender funds its ABR Loan or risk participation pursuant to this Section 2.3 to refinance such Lender’s Applicable Percentage of any Swingline Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swingline Lender.

(f)                 Payments Directly to Swingline Lender. The Borrower shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender and the Swingline Lender shall notify the Administrative Agent thereof.

Section 2.4               Letters of Credit.

(a)                The Letter of Credit Commitment.

(i)                 Subject to the terms and conditions hereof and of any additional Letter of Credit Documents required by the L/C Issuer and relying upon the representations and warranties herein set forth (A) based upon the agreements of the Lenders set forth in this Section 2.4, the L/C Issuer agrees (1) from time to time on any Business Day during the Availability Period to issue Letters of Credit denominated in Dollars for the account of the Borrower (provided that any Letter of Credit may be for the joint account of the Borrower and any Subsidiary of the Borrower) and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.4(b), and (2) to honor conforming drafts under the Letters of Credit and (B) the Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.4; provided that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any such Letter of Credit if immediately after giving effect to such L/C Credit Extension, (w) the aggregate L/C Obligations would exceed the L/C Sublimit, (x) the Revolving Exposure of any Lender would exceed such Lender’s Commitment or (y) the Total Revolving Outstandings would exceed the aggregate Commitments.

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(ii)               The L/C Issuer shall be under no obligation to issue any Letter of Credit (and, in the case of clauses (B), (C) or (D) below, shall not issue any Letter of Credit) if:

(A)              any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any law applicable to the L/C Issuer or any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or direct that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Agreement Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Agreement Date (for which the L/C Issuer is not otherwise compensated hereunder);

(B)              subject to Section 2.4(b)(iii), the expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last renewal;

(C)              the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless arrangements satisfactory to the L/C Issuer for the Backstopping of such Letter of Credit have been made prior to the issuance thereof;

(D)              the proceeds of which would be made available to any Person (i) to fund any activity or business of or with any Sanctioned Person, or in any Sanctioned Country or (ii) in any manner that would result in a violation of any Sanctions by any party to this Credit Agreement;

(E)               the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit or any laws binding upon the L/C Issuer;

(F)               the Letter of Credit is to be denominated in a currency other than Dollars;

(G)              any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Defaulting Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.10(a)(iv)) with respect to such Defaulting Lender arising from either the Letter of Credit then proposed to be issued or such Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or

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(H)              the Letter of Credit is in an initial amount less than $50,000 (or such lesser amount as agreed to by the L/C Issuer and the Administrative Agent).

(iii)             The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

(b)                Procedures for Issuance and Amendment of Letters of Credit; Auto-Renewal Letters of Credit.

(i)                 Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower hand delivered or sent by facsimile (or transmitted by electronic communication, if arrangements for doing so have been approved by the L/C Issuer) to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 1:00 p.m. at least three Business Days prior to the proposed issuance date or date of amendment, as the case may be; or, in each case, such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day), (B) the amount, (C) the expiry date thereof, (D) the name and address of the beneficiary thereof, (E) the documents to be presented by such beneficiary in case of any drawing thereunder, (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder, and (G) such other matters as the L/C Issuer may reasonably request. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer (1) the Letter of Credit to be amended, (2) the proposed date of amendment thereof (which shall be a Business Day), (3) the nature of the proposed amendment, and (4) such other matters as the L/C Issuer may reasonably request.

(ii)               Subject to the terms and conditions set forth herein, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to have, and hereby irrevocably and unconditionally agrees to, acquire from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire risk participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments.

(iii)             If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer shall agree to issue a Letter of Credit that has automatic renewal provisions (each, an “Auto-Renewal Letter of Credit”); provided that any such Auto-Renewal Letter of Credit must permit the L/C Issuer to prevent any such renewal at least once in each twelve-month period (commencing with the date of issuance of such Auto-Renewal Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Nonrenewal Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such renewal. Once an Auto-Renewal Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the renewal of such Auto-Renewal Letter of Credit from time to time to an expiry date not later than the Letter of Credit Expiration Date; provided that the L/C Issuer shall not permit any such renewal if (A) the L/C Issuer has determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms hereof (by reason of the provisions of Section 2.4(a)(ii) or otherwise), or (B) it has received notice (which may be by telephone, followed promptly in writing, or in writing) on or before the day that is five (5) Business Days before the applicable Nonrenewal Notice Date from the Administrative Agent or any Lender, as applicable, or the Borrower that one or more of the applicable conditions specified in Section 4.2 is not then satisfied.

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(iv)              Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c)                Drawings and Reimbursements; Funding of Participations.

(i)                 Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify promptly the Borrower and the Administrative Agent thereof. On the Business Day on which the Borrower shall have received notice of any payment by the L/C Issuer under a Letter of Credit or, if the Borrower shall have received such notice later than 12:00 p.m. on any Business Day, on the succeeding Business Day (such applicable Business Day, the “L/C Honor Date”), the Borrower shall (regardless of whether or not such Letter of Credit shall be for the sole account of the Borrower or for the joint account of the Borrower and any Subsidiary) reimburse the L/C Issuer through the Administrative Agent in an amount equal to such drawing. If the Borrower fails to so reimburse the L/C Issuer on the L/C Honor Date (or if any such reimbursement payment is required to be refunded to the Borrower for any reason), then (x) the Borrower shall be deemed to have requested a Borrowing of ABR Loans in the amount of such drawing, and (y) the Administrative Agent shall promptly notify each Lender of the L/C Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. Such Revolving Loans shall be made by the Lenders without regard to the Borrowing Minimums and Borrowing Multiples. Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.4(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. For the avoidance of doubt, if any drawing occurs under a Letter of Credit and such drawing is not reimbursed on the same day, the Unreimbursed Amount of such drawing shall, without duplication, accrue interest for each day until the date of reimbursement at (x) prior to the third Business Day following the L/C Honor Date, the rate per annum applicable to the outstanding principal balance of ABR Loans pursuant to Section 3.1(a), and (y) thereafter, a rate per annum equal to the Default Rate applicable to the outstanding principal balance of ABR Loans.

(ii)               Each Lender (including the Lender acting as the L/C Issuer) shall upon any notice pursuant to Section 2.4(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent’s Payment Office in an amount equal to its Applicable Percentage of any Unreimbursed Amount in respect of a Letter of Credit in Dollars not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent. The Administrative Agent shall remit the funds so received to the L/C Issuer, and may apply Cash Collateral provided for this purpose to such Unreimbursed Amount.

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(iii)             Each Lender that makes funds available pursuant to Section 2.4(c)(ii) shall be deemed to have made an ABR Loan in Dollars to the Borrower in such amount, provided that in the event the conditions for Borrowings set forth in Section 4.2 cannot be satisfied (and have not been waived) or for any other reason, then (A) the Borrower shall be deemed to have incurred from the L/C Issuer a L/C Borrowing in Dollars in the amount of the Unreimbursed Amount, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate, and (B) such Lender shall be deemed to have purchased a participation in such L/C Borrowing in an amount equal to its Applicable Percentage thereof (a “L/C Advance”).

(iv)              Until each Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.4(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

(v)                Each Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.4(c), shall be absolute and unconditional and shall not be affected by any circumstance; provided that each Lender’s obligation to make Revolving Loans (but not L/C Advances) pursuant to this Section 2.4(c) is subject to the conditions set forth in Section 4.2 (other than delivery by the Borrower of a Committed Loan Notice). No such making of a L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi)              If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.4(c) by the time specified in Section 2.4(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at the greater of the Federal Funds Effective Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.4(c)(vi) shall be conclusive absent manifest error.

(vii)            If, at any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with this Section 2.4(c), the Administrative Agent receives for the account of such Lender any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

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(viii)          If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.4(c) is required to be returned under any of the circumstances described in Section 10.11, each Lender shall pay to the Administrative Agent its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Effective Rate.

(d)                Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit issued by it and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following:

(i)                 any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, or any other agreement or instrument relating thereto;

(ii)               the existence of any claim, counterclaim, setoff, defense or other right that any Loan Party may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii)             any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)              any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit, or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with (x) any proceeding under any Debtor Relief Law or (y) any Bail-In Action;

(v)                any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from the Guarantee Agreement or any other guarantee, for all or any of the Loan Document Obligations of any Loan Party in respect of such Letter of Credit; or

(vi)              any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party;

provided that the foregoing shall not excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the L/C Issuer’s gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof.

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(e)                Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, any of its Related Parties nor any of the correspondents, participants or assignees of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Required Lenders, (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, any of its Related Parties nor any of the correspondents, participants or assignees of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (iii) of this Section 2.4(e); provided that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful or grossly negligent failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of such Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

(f)                 Conflict with Letter of Credit Application. Notwithstanding anything else to the contrary in any Letter of Credit Document (including any Letter of Credit Application), in the event of any conflict between the terms hereof and the terms of any such Letter of Credit Document, the terms hereof shall control, provided that all non-conflicting terms of any such Letter of Credit Document shall remain in full force and effect.

(g)                Applicability of ISP; Limitation of Liability. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each standby Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to any Loan Party for, and the L/C Issuer’s rights and remedies against any such Loan Party shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Credit Agreement, including the law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

Section 2.5               Termination and Reduction of Commitments.

(a)                Subject to Section 2.12, unless previously terminated, the Commitments shall terminate on the last day of the Availability Period.

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(b)                The Borrower may at any time terminate, or from time to time reduce, the Commitments, provided that (i) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment or repayment of the Revolving Loans and the Swingline Loans in accordance with Section 2.7, the sum of the Revolving Exposures of all Lenders would exceed the aggregate Commitments, (ii) each such reduction of the Commitments shall be in an amount that is an integral multiple of the applicable Borrowing Multiple and not less than the applicable Borrowing Minimum, and (iii) any reduction of the Commitments to an amount below the L/C Sublimit or the Swingline Sublimit shall automatically reduce the L/C Sublimit or the Swingline Sublimit, as applicable, on a Dollar for Dollar basis. If at any time, as a result of such a partial reduction or termination as provided in Section 2.5(a), the Revolving Exposure of all Lenders would exceed the aggregate Commitments, then the Borrower shall on the date of such reduction or termination of Commitments, repay or prepay Borrowings or Swingline Loans (or a combination thereof) and/or Cash Collateralize Letters of Credit in an aggregate amount equal to such excess.

(c)                In addition to any termination or reduction of the Commitments under paragraphs (a) and (b) of this Section, the Commitments shall be reduced as required under Section 2.7(b).

(d)                The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that a notice of termination of the Commitments may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied subject to the Borrower’s obligation to indemnify the Lenders pursuant to Section 3.5. Each reduction, and any termination, of the Commitments shall be permanent and each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

Section 2.6               Repayment of Loans; Evidence of Debt.

(a)                Payment at Maturity. The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender holding Commitments of any Class the then unpaid principal amount of each Revolving Loan together with all accrued interest thereon on the earlier of the Maturity Date applicable to such Class and, if different, the date of the termination of the Commitments of such Class in accordance with the provisions of this Credit Agreement, and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan together with all accrued interest thereon on the earliest of (A) the maturity date selected by the Borrower for such Swingline Loan, (B) the Maturity Date and (C) the date of the termination of the Commitments in accordance with the provisions of this Credit Agreement.

(b)                Notes. Any Lender may request through the Administrative Agent that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to (i) in the case of a Lender, a Revolving Loan Note and (ii) in the case of the Swingline Lender, a Swingline Loan Note. In addition, if requested by a Lender, its Note may be made payable to such Lender and its registered assigns in which case all Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 10.4) be represented by one or more Notes in like form payable to the order of the payee named therein and its registered assigns.

(c)                Lender Records. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

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(d)                Register. Entries made in good faith by the Administrative Agent in the Register pursuant to Section 10.4(c), and by each Lender in its account or accounts pursuant to Section 2.6(e), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Credit Agreement, absent manifest error; provided, however, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Credit Agreement.

Section 2.7               Prepayments.

(a)                Optional Prepayments.

(i)                 The Borrower may, upon written notice to the Administrative Agent, at any time and from time to time, voluntarily prepay any Borrowing of any Class (other than Swingline Loans, the prepayment of which is governed by clause (a)(ii) below) in whole or in part without premium or penalty (except as set forth in Section 3.5)), provided that (A) such notice must be received by the Administrative Agent not later than 1:00 p.m. (1) three Business Days prior to any date of prepayment of a LIBOR Borrowing and (2) one Business Day prior to the date of prepayment of an ABR Borrowing and (B) each prepayment shall be in a principal amount (1) of the Borrowing Minimum or a whole multiple of the Borrowing Multiple in excess thereof or, in each case, the entire principal amount thereof then outstanding and (2) such that after giving effect to any such prepayment of less than the entire principal amount of any LIBOR Loans then outstanding, the unpaid principal amount of LIBOR Loans shall be not less than the Borrowing Minimum. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, provided that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied subject to the Borrower’s obligation to indemnify the Lenders pursuant to Section 3.5.

(ii)               The Borrower may, upon written notice to the Swingline Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment and (B) any such prepayment shall be in a principal amount of the Borrowing Minimum or a whole multiple of the Borrowing Multiple in excess thereof or the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

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(b)                Mandatory Prepayments.

(i)                 If for any reason the Total Revolving Outstandings at any time exceed the aggregate Commitments then in effect, the Borrower shall immediately prepay, without premium or penalty, Revolving Loans and Swingline Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess.

(ii)               The Borrower shall prepay the Loans from time to time as required by Section 6.16.

(iii)             The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.7(b), (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three Business Days’ prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid.

(c)                General Rules. All prepayments shall be subject to Section 3.5, but shall otherwise be without premium or penalty. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. All prepayments shall be accompanied by accrued interest thereon and, in the case of any prepayment of a LIBOR Loan, any additional amounts required pursuant to Section 3.5.

Section 2.8               Payments Generally; Administrative Agent’s Clawback.

(a)                General. Each Loan Party shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal of Loans, L/C Borrowings, interest or fees, or of amounts payable under Sections 3.4, 3.5, 3.6 or 10.3, or otherwise) prior to 12:00 noon on the date when due, in immediately available funds. All payments to be made by a Loan Party hereunder shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent’s Payment Office, except payments to be made to the L/C Issuer or the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 3.4, 3.5, 3.6 or 10.3, shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.

(b)                Pro Rata Treatment. Except as otherwise provided in this Section 2.8 and as otherwise required under Section 3.4(e) or Section 2.12, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each payment of fees, each reduction of the Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Appropriate Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans of the applicable Class). Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole Dollar amount.

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(c)                Administrative Agent’s Clawback.

(i)                 Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.2 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the Appropriate Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to ABR Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)               Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(iii)             Notice by Administrative Agent. A notice from the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this paragraph (c) shall be conclusive, absent manifest error.

(d)                Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and purchase participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 10.3(c) are several and not joint. The failure of any Lender to make any Loan or purchase participations in Letters of Credit and Swingline Loans or make any payment under Section 10.3(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, purchase its participation in Letters of Credit and Swingline Loans or to make its payment under Section 10.3(c).

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(e)                Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article 2, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the borrowing of Loans set forth in Article 4 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(f)                 Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g)                Insufficient Payment. Subject to the provisions of Article 8, whenever any payment received by the Administrative Agent under this Credit Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Credit Parties under or in respect of this Credit Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent (i) first, towards payment of all fees and expenses due to the Administrative Agent under the Loan Documents, (ii) second, towards payment of all expenses then due hereunder, ratably among the parties entitled thereto in accordance herewith, (iii) third, towards payment of interest, fees and commissions then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and commissions then due to such parties, and (iv) fourth, towards payment of principal of Loans and unreimbursed L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal of Loans and unreimbursed L/C Borrowings then due to such parties.

(h)                Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then such Lender shall (x) notify the Administrative Agent of such fact, and (y) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:

(i)                 if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)               the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Credit Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in L/C Disbursements to any assignee or participant.

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.

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Section 2.9               Defaulting Lenders.

(a)                Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Credit Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i)                 Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Credit Agreement shall be restricted as set forth in the definition of Required Lenders.

(ii)               Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 8 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.8 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or Swingline Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.10; fourth, as the Borrower may request (so long as no Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Credit Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Credit Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Credit Agreement, in accordance with Section 2.10; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; seventh, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Credit Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments under the Credit Facility without giving effect to Section 2.9(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.9(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii)             Certain Fees.

(A)              No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

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(B)              Each Defaulting Lender shall be entitled to receive L/C Participation Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.10.

(C)              With respect to any L/C Participation Fees not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the L/C Issuer’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(iv)              Reallocation of Participations to Reduce Fronting Exposure. If any L/C Obligations or Swingline Loans are outstanding at the time such Lender becomes a Defaulting Lender, then all or any part of the Swingline Exposure and L/C Exposure of such Defaulting Lender shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. Subject to Section 10.17, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v)                Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure and (y) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.10.

(b)                Defaulting Lender Cure. If the Borrower, the Administrative Agent and each Swingline Lender and L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the Credit Facility (without giving effect to Section 2.9(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

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(c)                New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) the L/C Issuer shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.

Section 2.10            Cash Collateral.

(a)                Certain Credit Support Events. The Borrower shall provide Cash Collateral to the L/C Issuer:

(i)                 if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in a L/C Borrowing, within two (2) Business Days following any request by the Administrative Agent or the L/C Issuer, in an amount not less than the Minimum Collateral Percentage of the principal amount of such L/C Borrowing,

(ii)               if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, immediately (without the necessity of any request), in an amount not less than the Minimum Collateral Percentage of such L/C Obligation,

(iii)             if the Borrower shall be required to provide Cash Collateral pursuant to Section 8.2, immediately upon any request by the Administrative Agent or the L/C Issuer, in an amount not less than the Minimum Collateral Percentage of all L/C Obligations,

(iv)              if there shall exist a Defaulting Lender, within two (2) Business Days following any request by the Administrative Agent or the L/C Issuer, in an amount not less than the Minimum Collateral Percentage of the Fronting Exposure of the L/C Issuer with respect to such Defaulting Lender, and

(v)                if on any date, the L/C Obligations exceed the L/C Sublimit, within two (2) Business Days following any request by the Administrative Agent or the L/C Issuer, in an amount not less than the Minimum Collateral Percentage of such excess.

(b)                Grant of Security Interest. As security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.10(c), (i) the Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders (and shall enter into documentation reasonably satisfactory to the Administrative Agent for such purpose), and shall thereafter maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, and (ii) to the extent provided by any Defaulting Lender, such Defaulting Lender hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at ~~Citizens Bank~~CIBC. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.

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(c)                Application. Notwithstanding anything to the contrary contained in this Credit Agreement, Cash Collateral provided under any of this Section 2.10 or Sections 2.4, 2.7, 2.10 or 8.2 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Lender that is a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(d)                Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.4(b)(vii))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided that, subject to this Section 2.10, the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations; and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

Section 2.11                 Incremental Commitments.

(a)                The Borrower may, from time to time, by written notice to the Administrative Agent, request additional Commitments, as applicable (collectively, “Incremental Commitments”), from one or more Lenders (in the sole discretion of such Lenders) or Eligible Assignees who will become Lenders, in an aggregate principal amount for all Incremental Commitments not to exceed $~~50,000,000~~25,000,000; provided that at the time of the incurrence of such Incremental Commitments and immediately after giving effect thereto and to the use of the proceeds thereof (assuming the full utilization thereof), no Default shall have occurred and be continuing or would result therefrom and the Borrower shall be in Pro Forma Compliance with Section 7.12(a); provided, further, that each such person, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent and, in connection with any additional Commitment, the L/C Issuer and the Swingline Lender (which approvals shall not be unreasonably withheld or delayed). Such notice shall set forth (i) the amount of the additional Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000) and (ii) the date on which such additional Commitments are requested to become effective (which shall not be less than ten Business Days nor more than 60 calendar days after the date of such notice, unless otherwise agreed to by the Administrative Agent).

(b)                The Borrower and each additional Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Commitment of such Lender. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Credit Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Commitments evidenced thereby. Any such deemed amendment may be memorialized in writing by the Administrative Agent with the Borrower’s consent (not to be unreasonably withheld or delayed) and furnished to the other parties hereto.

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(c)                The Incremental Commitments shall rank pari passu in right of payment and of security with the existing Loan Document Obligations and all terms of any additional Commitments and Credit Extensions under such additional Commitments shall be identical to the existing Commitments and Credit Extensions.

(d)                No additional Commitments shall become effective under this Section 2.11 unless, on the date of such effectiveness, (i) the conditions set forth in paragraphs (a) and (b) of Section 4.2 shall be satisfied as if it was a borrowing date and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower; and (ii) the Administrative Agent shall have received (with sufficient copies for each of the additional Lenders) closing certificates, opinions of counsel and other customary documentation requested by the Administrative Agent.

(e)                Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that following the establishment of any additional Commitments, the outstanding Revolving Loans are held by the Lenders in accordance with their new Applicable Percentages. This may be accomplished at the discretion of the Administrative Agent by requiring each outstanding LIBOR Borrowing of the relevant Class to be converted into an ABR Borrowing of such Class on the date of each additional Commitment, or by requiring a prepayment and reborrowing of Revolving Loans. Any conversion or prepayment made pursuant to the preceding sentence shall be subject to Section 3.5 (it being understood that, the Administrative Agent shall consult with the Borrower regarding the foregoing and, to the extent practicable, will attempt to pursue options that minimize breakage costs).

Section 2.12            Extensions of Commitments.

(a)                Notwithstanding anything to the contrary in this Credit Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders holding Commitments of any Class on a pro rata basis (based on the aggregate outstanding principal amount of the respective Commitments of such Class) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate transactions with any individual Lender who accepts the terms contained in the relevant Extension Offer to extend the Maturity Date of all or a portion of such Lender’s Loans and Commitments of such Class (each, an “Extension”); it being understood that any Extended Commitments shall constitute a separate Class of Commitments from the Class of Commitments from which they were converted, so long as the following terms are satisfied:

(i)                 the Commitment of any Lender who agrees to an extension with respect to such Commitment (an “Extended Commitment”; and the Loans thereunder, “Extended Loans”), and the related outstandings, shall constitute a commitment (or related outstandings, as the case may be) with the same terms as the Class of Commitments subject to the relevant Extension Offer (and related outstandings) provided hereunder; provided that (A) to the extent more than one Class of Commitments exists after giving effect to any such Extension, (1) the borrowing and repayment (except for repayments required upon the Maturity Date of any Class of Commitments) (subject to clause (3) below)) after the effective date of such Extended Commitments shall be made on a pro rata basis with all other Classes of Commitments, (2) all Swingline Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders and (3) any permanent repayment of Revolving Loans with respect to, and reduction or termination of Commitments under, any Class of Commitments after the effective date of such Extended Commitments shall be made with respect to such Extended Loans on a pro rata basis or less than pro rata basis with all other Classes of Commitments, except that the Borrower shall be permitted to permanently repay Revolving Loans and terminate Commitments of any Class on a greater than pro rata basis as compared to any other Classes with a later Maturity Date than such Commitments and (B) at no time shall there be Commitments hereunder which have more than two (2) different maturity dates;

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(ii)               no Extended Commitments or Extended Loans may have a final maturity date earlier than (or require commitment reductions prior to) the latest Maturity Date applicable to any Class of Commitments;

(iii)             if the aggregate principal amount of Commitments in respect of which Lenders have accepted the relevant Extension Offer exceed the maximum aggregate principal amount of Commitments offered to be extended by the Borrower pursuant to such Extension Offer, then the Commitments of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed the applicable Lender’s actual holdings of record) with respect to which such Lenders have accepted such Extension Offer;

(iv)              unless the Administrative Agent otherwise agrees, any Extension Offer must be in a minimum amount of $10,000,000;

(v)                any applicable Minimum Extension Condition must be satisfied or waived by the Borrower;

(vi)              any documentation in respect of any Extension shall be consistent with the foregoing; and

(vii)            no Extension shall be effective as to the obligations of the Swingline Lender to make any Swingline Loans or the L/C Issuer with respect to Letters of Credit without the consent of the Swingline Lender or the L/C Issuer (such consents not to be unreasonably withheld or delayed) (and, in the absence of such consent, all references herein to the latest Maturity Date shall be determined, when used in reference to the Swingline Lender or the L/C Issuer, as applicable, without giving effect to such Extension).

(b)                (i) No Extension consummated in reliance on this Section 2.12 shall constitute a voluntary prepayment for purposes of Section 2.7, and (ii) except as set forth in clauses (a)(iv) and (a)(v) above, no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to the consummation of any Extension that a minimum amount (to be specified in the relevant Extension Offer in the Borrower’s sole discretion) of Commitments (as applicable) of any or all applicable Classes be tendered; it being understood that the Borrower may, in its sole discretion, waive any such Minimum Extension Condition. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.12 (including, for the avoidance of doubt, the payment of any interest, fees or premium in respect of any Extended Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Credit Agreement (including Sections 2.7 and/or 2.8) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section.

(c)                Subject to any consent required under Section 2.12(a)(vii), no consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to its Commitments of any Class (or a portion thereof). All Extended Commitments and all obligations in respect thereof shall constitute Loan Document Obligations under this Credit Agreement and the other Loan Documents that are secured by the Collateral and guaranteed on a pari passu basis with all other applicable Loan Document Obligations under this Credit Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Extension Amendment and any amendments to any of the other Loan Documents with the Loan Parties as may be necessary in order to establish new Classes in respect of Loans or Commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes on terms consistent with this Section 2.12.

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(d)                In connection with any Extension, the Borrower shall provide the Administrative Agent at least 10 Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.12.

Article 3

Interest, Fees, Yield Protection, etc.

Section 3.1               Interest.

(a)                Interest Rate Generally. All ABR Loans shall bear interest at the Alternate Base Rate plus the Applicable Margin. Each LIBOR Loan shall bear interest at a rate per annum equal to the sum of the Adjusted LIBOR Rate for the Interest Period in effect for such Loan plus the Applicable Margin. Each Swingline Loan shall bear interest at the Alternate Base Rate plus the Applicable Margin minus 0.25%.

(b)                Default Rate.

(i)                 Notwithstanding the foregoing, if any principal of or interest on any Loan, any reimbursement obligation in respect of any L/C Disbursement or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to the Default Rate to the fullest extent permitted by applicable law.

(ii)               Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower (provided that no such notification shall be required, and the following interest shall automatically be payable, in the case of an Event of Default under Sections 8.1(a), (b), (h) or (i)), then, so long as such Event of Default is continuing, all outstanding principal of each Loan and all Unreimbursed Amounts in respect of L/C Disbursements (including L/C Borrowings) shall, without duplication of amounts payable under the preceding sentence, bear interest, after as well as before judgment, at a rate per annum equal to the Default Rate to the fullest extent permitted by applicable law.

(iii)             Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)                Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and at such other times as may be specified herein, provided that (i) interest accrued pursuant to paragraph (b) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (iii) in the event of any conversion of any LIBOR Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

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(d)                Computation of Interest. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBOR Rate and LIBOR Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent clearly manifest error.

Section 3.2               Fees.

(a)                Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender, a commitment fee (the “Commitment Fee”), which shall accrue at a rate per annum equal to the Applicable Margin on the average daily unused amount of the Commitment of such Lender during the period from and including the date on which this Credit Agreement becomes effective pursuant to Section 10.6(a) to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Exposure after its Commitment terminates, the Commitment Fee shall continue to accrue on the daily amount of such Lender’s Revolving Exposure from and including the date on which such Lender’s Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Exposure. For purposes of computing Commitment Fees, the Commitment of any Lender shall be deemed to be used to the extent of the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s L/C Exposure. Accrued Commitment Fees shall be payable in arrears on June 28, 2019 and on the last day of January, April, July and October of each year, each date on which the Commitments are permanently reduced and on the date on which the Commitments terminate, commencing on the first such date to occur after the Agreement Date. All Commitment Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b)                L/C Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of the Lenders a fee (the “L/C Participation Fee”) in Dollars for each Letter of Credit, at a rate per annum equal to the Applicable Margin multiplied by the average daily amount available to be drawn under such Letter of Credit, and (ii) to the L/C Issuer for its own account a fee (the “L/C Fronting Fee”), which shall accrue at the rate of 0.125% per annum on the average daily amount of the L/C Obligations (excluding any portion thereof attributable to unreimbursed L/C Disbursements) during the period from and including the Closing Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any L/C Obligations, as well as the L/C Issuer’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Accrued L/C Participation Fees and L/C Fronting Fees shall be payable in arrears on June 28, 2019 and on the last day of January, April, July and October of each year, commencing on the first such date to occur after the Agreement Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the L/C Issuer pursuant to this paragraph shall be payable within ten days after demand. All L/C Participation Fees and L/C Fronting Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, then, so long as such Event of Default is continuing, L/C Participation Fees and L/C Fronting Fees, as applicable, shall be calculated at a rate per annum equal to the Default Rate.

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(c)                Other Fees. The Borrower agrees to pay to each Credit Party, for its own account, fees and other amounts payable in the amounts and at the times separately agreed upon between the Borrower and such Credit Party.

(d)                Payment of Fees Generally. All fees and other amounts payable hereunder shall be paid on the dates due, in immediately available funds. Fees and other amounts paid shall not be refundable under any circumstances.

Section 3.3               Alternate Rate of Interest.

(a)                Temporary Unavailability of LIBOR Rate. If prior to the commencement of any Interest Period for a LIBOR Borrowing:

(i)                 the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBOR Rate or the LIBOR Rate, as applicable, for such Interest Period; or

(ii)               the Administrative Agent is advised by Required Lenders that the Adjusted LIBOR Rate or the LIBOR Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders (or the Swingline Lender, as the case may be) by telephone or facsimile as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders (or the Swingline Lender, as the case may be) that the circumstances giving rise to such notice no longer exist, (x) any Committed Loan Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective, and (y) if any Request for Credit Extension requests a LIBOR Borrowing, such Borrowing shall be made as an ABR Borrowing (determined without reference to the component of the Alternate Base Rate that is based on the Adjusted LIBOR Rate).

(b)                ~~Successor LIBOR Rate~~Effect of Benchmark Transition Event.

~~(i) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary, (B) the applicable supervisor or administrator of the LIBOR Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBOR Rate shall no longer be made available or used for determining interest rates for loans (such specific date, the “LIBOR Scheduled Unavailability Date”), or (C) a rate other than the LIBOR Rate has become a widely recognized benchmark interest rate for newly originated loans of this type made in Dollars to borrowers domiciled in the United States, then the Administrative Agent may, in consultation with the Borrower, select an alternate benchmark interest rate (including any credit spread or other adjustments to such alternate benchmark (if any) incorporated therein) to replace the LIBOR Rate for purposes of this Credit Agreement (such rate, the “LIBOR Successor Rate”).~~

(i)                 Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and Required Lenders (without, except as specifically provided in the following sentence, any action or consent by any other party to this Agreement) may amend this Agreement to replace the LIBOR Rate with a Benchmark Replacement. Any such amendment with respect to an Early Opt-in Election will become effective on the date that the Borrower has delivered to the Administrative Agent written notice that the Borrower accepts such amendment. No replacement of the LIBOR Rate with a Benchmark Replacement pursuant to this section titled “Effect of Benchmark Transition Event” will occur prior to the applicable Benchmark Transition Start Date.

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(ii)               ~~The~~Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent ~~and the Borrower shall negotiate in good faith any amendments to this Credit Agreement as may be necessary and appropriate to effectively replace the LIBOR Rate with the LIBOR Successor Rate and incorporate any LIBOR Successor Rate~~will have the right to make Benchmark Replacement Conforming Changes ~~related thereto. Notwithstanding~~ from time to time and, notwithstanding anything to the contrary ~~in Section 10.2, any such amendment entered into by the Administrative Agent and the Borrower shall~~herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Credit Agreement ~~on the fifth Business Day following the date that a draft of such amendment is provided to the Lenders for review, unless the Administrative Agent receives, on or before noon on such date, a written notice from the Required Lenders stating that such Required Lenders object to such amendment.~~.

~~(iii) If the Administrative Agent determines (which determination shall be conclusive absent manifest error) that the circumstances under Section 3.3(b)(i)(A) have arisen or the LIBOR Scheduled Unavailability Date has occurred, then (A) the Administrative Agent shall promptly notify the Borrower and the Lenders of such determination, which notice may be given by telephone, and (B) until such time as a LIBOR Successor Rate has been selected and this Credit Agreement has been amended to implement such LIBOR Successor Rate and any LIBOR Successor Rate Conforming Changes, (1) the obligation of the Lenders to make or maintain LIBOR Loans shall be suspended, (2) any Committed Loan Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a LIBOR Borrowing shall be ineffective, (3) if any Committed Loan Notice requests a LIBOR Borrowing, such Borrowing shall be made as an ABR Borrowing and (4) the Alternate Base Rate shall be determined without reference to the Adjusted LIBOR Rate component thereof.~~

(iii)             Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or the Lenders pursuant to this section titled “Effect of Benchmark Transition Event,” including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this section titled “Effect of Benchmark Transition Event.”

(iv)              ~~The LIBOR Successor Rate and any LIBOR Successor Rate Conforming Changes shall be determined, applied and implemented in a manner that gives due consideration to the then-prevailing market practice in the United States for determining, applying and implementing benchmark interest rates for newly originated loans of this type made in Dollars to borrowers domiciled in the United States. Notwithstanding anything contained herein to the contrary, for purposes of this Credit Agreement, no LIBOR Successor Rate selected in accordance with the foregoing shall at any time be less than 0.00% per annum.~~Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower will be deemed to have converted any pending request for a LIBOR Loan, and any conversion to or continuation of any LIBOR Loans to be made, converted or continued during any Benchmark Unavailability Period into a request for a borrowing of or conversion to ABR Loans.

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(v)                Certain Defined Terms. As used in this section titled “Effect of Benchmark Transition Event”:

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been selected by the Administrative Agent giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBOR Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Credit Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the LIBOR Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBOR Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Credit Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBOR Rate:

(1)       in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBOR Rate permanently or indefinitely ceases to provide the LIBOR Rate; or

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(2)       in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBOR Rate:

(1)       a public statement or publication of information by or on behalf of the administrator of the LIBOR Rate announcing that such administrator has ceased or will cease to provide the LIBOR Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate;

(2)       a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBOR Rate, a resolution authority with jurisdiction over the administrator for the LIBOR Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBOR Rate, which states that the administrator of the LIBOR Rate has ceased or will cease to provide the LIBOR Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBOR Rate; or

(3)       a public statement or publication of information by the regulatory supervisor for the administrator of the LIBOR Rate announcing that the LIBOR Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by Required Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBOR Rate and solely to the extent that the LIBOR Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder in accordance with the section titled “Effect of Benchmark Transition Event” and (y) ending at the time that a Benchmark Replacement has replaced the LIBOR Rate for all purposes hereunder pursuant to the section titled “Effect of Benchmark Transition Event.”

“Early Opt-in Election” means the occurrence of:

(1) (i) a determination by the Administrative Agent or (ii) a notification by Required Lenders to the Administrative Agent (with a copy to the Borrower) that Required Lenders have determined, that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in this Section titled “Effect of Benchmark Transition Event,” are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBOR Rate; and

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(2) (i) the election by the Administrative Agent or (ii) the election by Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and Lenders or by Required Lenders of written notice of such election to the Administrative Agent.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

Section 3.4               Increased Costs; Illegality.

(a)                Increased Costs Generally. If any Change in Law shall:

(i)                 impose, modify or deem applicable any reserve, special deposit, liquidity, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Adjusted LIBOR Rate) or the L/C Issuer;

(ii)               subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii)             impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Credit Agreement or Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, the L/C Issuer or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, the L/C Issuer or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, L/C Issuer or other Recipient, the Borrower will pay to such Lender, the L/C Issuer or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, the L/C Issuer or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

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(b)                Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Applicable Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Credit Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

(c)                Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten days after receipt thereof.

(d)                Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).

(e)                Illegality. Notwithstanding any other provision of this Credit Agreement, if, after the Agreement Date, any Change in Law shall make it unlawful for any Lender to make or maintain any LIBOR Loan or to give effect to its obligations as contemplated hereby with respect to any LIBOR Loan, then, by written notice to the Borrower and to the Administrative Agent:

(i)                 such Lender may declare that LIBOR Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into LIBOR Loans, whereupon any request for a LIBOR Borrowing or to convert an ABR Borrowing to a LIBOR Borrowing or to continue a LIBOR Borrowing, as applicable, for an additional Interest Period shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a LIBOR Loan into an ABR Loan, as applicable), unless such declaration shall be subsequently withdrawn; and

(ii)               such Lender may require that all outstanding LIBOR Loans made by it be converted to ABR Loans, in which event all such LIBOR Loans shall be automatically converted to ABR Loans, as of the effective date of such notice as provided in the last sentence of this paragraph.

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In the event any Lender shall exercise its rights under clause (i) or (ii) of this paragraph, all payments and prepayments of principal that would otherwise have been applied to repay the LIBOR Loans that would have been made by such Lender or the converted LIBOR Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such LIBOR Loans, as applicable. For purposes of this paragraph, a notice to the Borrower by any Lender shall be effective as to each LIBOR Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such LIBOR Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

Section 3.5               Break Funding Payments. In the event of (a) the payment or prepayment of any principal of any LIBOR Loan other than on the last day of an Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration (including as a result of a bankruptcy filing, or otherwise), (b) the conversion of any LIBOR Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any LIBOR Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.7(a) and is revoked in accordance therewith), or (d) the assignment of any LIBOR Loan other than on the last day of the Interest Period or maturity date applicable thereto as a result of a request by the Borrower pursuant to Section 3.7(b), then, in any such event, the Borrower shall compensate each applicable Lender for the loss, cost and expense attributable to such event. In the case of a LIBOR Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBOR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for Dollar deposits of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten days after receipt thereof.

Section 3.6               Taxes.

(a)                Defined Terms. For purposes of this Section 3.6, the term “Lender” includes the L/C Issuer and the term “applicable law” includes FATCA.

(b)                Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

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(c)                Payment of Other Taxes by the Loan Parties. Each of the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d)                Indemnification by the Loan Parties. Each of the Loan Parties shall jointly and severally indemnify each Recipient, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each of the Loan Parties shall also, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.6(e)(ii).

(e)                Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.4(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f)                 Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 3.6, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g)                Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.6(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

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(ii)               Without limiting the generality of the foregoing,

(A)              any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)              any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)                in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (A) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (B) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)                executed copies of IRS Form W-8ECI;

(3)                in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (A) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (B) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or

(4)                to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

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(C)              any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Credit Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)              if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Credit Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h)                Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.6 (including by the payment of additional amounts pursuant to this Section 3.6), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.

(i)                 Survival. Each party’s obligations under this Section 3.6 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender and the Termination Date.

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(j)                 Confidentiality. Nothing contained in this Section shall require any Credit Party or any other indemnified party to make available any of its Tax returns (or any other information that it deems to be confidential or proprietary) to the indemnifying party or any other Person.

Section 3.7               Mitigation Obligations; Replacement of Lenders.

(a)                Designation of a Different Lending Office. If any Lender requests compensation under Section 3.4, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.6, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different Applicable Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.4 or Section 3.6, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)                Replacement of Lenders. If any Lender requests compensation under Section 3.4 or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.6 and, in each case, such Lender has declined or is unable to designate a different Applicable Lending Office in accordance with Section 3.7(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.4), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.4 or Section 3.6) and obligations under this Credit Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i)                 unless waived by the Administrative Agent in its sole discretion, the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.4;

(ii)               such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in L/C Obligations, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.5) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii)             in the case of any such assignment resulting from a claim for compensation under Section 3.4 or payments required to be made pursuant to Section 3.6, such assignment will result in a reduction in such compensation or payments thereafter;

(iv)              such assignment does not conflict with applicable law; and

(v)                in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented (or is willing to consent upon becoming a Lender) to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

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Article 4

Conditions Precedent to Credit Extensions

Section 4.1               Conditions to Initial Credit Extensions. The effectiveness of this Credit Agreement and the obligation of each Lender and the L/C Issuer to make its initial Credit Extension hereunder on the Closing Date is subject to satisfaction or waiver of the following conditions precedent (provided that the delivery of any document or the performance of any obligation required to be delivered or performed under Section 6.15 shall not be a condition precedent to the initial Credit Extensions on the Closing Date):

(a)                Credit Agreement. The Administrative Agent (or its counsel) shall have received a counterpart of this Credit Agreement (which may include facsimile transmission or electronic mail transmission of a signed signature page of this Credit Agreement) that, when taken together, bear the signatures of the Borrower and each Lender.

(b)                Notes. The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender that shall have requested a Note.

(c)                Legal Opinions. The Administrative Agent shall have received a favorable written opinion (addressed to the Credit Parties and their permitted assignees and dated the Closing Date) from Troutman Sanders LLP, special counsel to the Loan Parties, in form, scope and substance satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(d)                Closing Certificate. The Administrative Agent shall have received a certificate of the President or a Vice President and the Secretary or Assistant Secretary of each Loan Party, dated the Closing Date, substantially in the form of Exhibit F.

(e)                Fees and Expenses. Substantially contemporaneously with the making of the Loans to be made on the Closing Date, the Borrower shall have paid all fees and expenses that under the terms hereof or of the Fee Letter are due and payable on or prior to the Closing Date, as well as the reasonable fees, disbursements and other charges of counsel to the Administrative Agent in connection with the Transactions to the extent invoiced on or prior to the Closing Date.

(f)                 Collateral and Guarantee Requirement.

(i)                 Each of the Security Agreement and each Intellectual Property Security Agreement required by the Security Agreement to be executed on the Closing Date shall have been duly executed and/or delivered by each Loan Party that is to be a party thereto and shall be in full force and effect;

(ii)               The Administrative Agent shall have received a Perfection Certificate with respect to each Loan Party dated the Closing Date and duly executed by a Responsible Officer of the Borrower and shall have received the results of a search of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such persons, in each case as indicated on such Perfection Certificate, together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Administrative Agent that the Liens indicated in any such financing statement (or similar document) have been or will be contemporaneously released or terminated (other than Permitted Encumbrances).

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(iii)             The Administrative Agent shall have received satisfactory results of customary lien searches for the Borrower and each Guarantor in such Person’s jurisdiction of incorporation or formation and each other relevant jurisdiction, to the extent applicable, reasonably requested by the Administrative Agent

(iv)              Each document (including any UCC (or similar) financing statement) required by any Collateral Document or under applicable law to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral required to be delivered pursuant to such Collateral Document, shall be in proper form for filing, registration or recordation, as applicable.

(v)                The Administrative Agent (or its counsel) shall have received (i) the certificates representing the Equity Interests required to be pledged pursuant to the Security Agreement (if any), together with an executed undated stock power or similar instrument of transfer for each such certificate endorsed in blank by a duly authorized officer of the pledgor thereof, and (ii) any other possessory collateral to be pledged pursuant to the Security Agreement.

(g)                Guarantee Agreement. The Guarantee Agreement shall have been duly executed and delivered by each Loan Party that is to be a party thereto and shall be in full force and effect.

(h)                Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate attesting to the Solvency of each Loan Party and its Subsidiaries (taken as a whole) on the Closing Date immediately before and after giving effect to the Transactions, from the chief financial officer or an authorized person performing similar function of the Borrower.

(i)                 Committed Loan Notice; Letter of Credit Application. The Administrative Agent shall have received a completed Committed Loan Notice and/or Letter of Credit Application, duly executed by a Responsible Officer of the Borrower with respect to any Credit Extensions to be made on the Closing Date.

(j)                 Insurance. The Administrative Agent shall have received evidence that all insurance required to be maintained pursuant to the Loan Documents has been obtained and is in effect and that the Administrative Agent has been named as lender’s loss payee and/or additional insured, as applicable, under each insurance policy with respect thereto and all endorsements thereto have been delivered, in each case, in accordance with the terms of the Loan Documents, and the Administrative Agent is otherwise satisfied with all of the insurance arrangements of the Loan Parties and their Subsidiaries.

(k)                Pro-Forma Compliance Certificate. The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, setting forth reasonably detailed calculations demonstrating compliance with the Financial Covenants on a Pro Forma Basis immediately after giving effect to the Transactions occurring on the Closing Date.

(l)                 USA PATRIOT Act; KYC. At least five days prior to the Closing Date, each Lender shall have received:

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(i)                 any and all documentation and other information requested by such Lender in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the USA PATRIOT Act; and

(ii)               to the extent the Borrower constitutes a “legal entity customer” under the Beneficial Ownership Regulation, a completed Beneficial Ownership Certification in relation to the Borrower.

(m)              Financial Statements. The Administrative Agent shall have received (i) the Audited Financial Statements and (ii) the Unaudited Financial Statements.

(n)                Legal Impediments. No law or regulation shall be applicable that restrains, prevents or imposes materially adverse conditions upon the Credit Facilities.

(o)                No Material Adverse Effect. Since April 30, 2018, there shall not have occurred a Material Adverse Effect or any event or circumstance that could reasonably be expected to result in a Material Adverse Effect and the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower to the foregoing effect.

(p)                Financial Officer Certificate. The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming that the conditions set forth in subsections (n) and (o) of this Section 4.1 and subsections (a) and (b) of Section 4.2 shall be satisfied.

~~(q) Subordinated Note. The Administrative Agent shall have received an executed copy of the Subordinated Note.~~

For purposes of determining whether the Closing Date has occurred, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Lead Arrangers, Administrative Agent or such Lender, as the case may be, unless such Lender has notified the Administrative Agent of any disagreement prior to the initial Credit Extensions hereunder. Notwithstanding the foregoing, the obligations of the Lenders to make Credit Extension and of the L/C Issuer to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions shall have been satisfied (or waived pursuant to Section 10.2) at or prior to 5:00 p.m. on May 16, 2019 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

Section 4.2               Conditions to All Credit Extensions. The obligation of each Lender or the L/C Issuer, as the case may be, to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of LIBOR Loans) is subject to the satisfaction of the conditions in Section 4.1 and the following additional conditions precedent:

(a)                Each of the representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of such date as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

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(b)                No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c)                The Administrative Agent and, if applicable, the L/C Issuer or the Swingline Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of LIBOR Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the applicable conditions specified in Sections 4.2(a) and, if applicable, (b) have been satisfied on and as of the date of the applicable Credit Extension.

Article 5

Representations and Warranties

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

Section 5.1               Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Subsidiaries (a) is duly incorporated, organized or formed, and validly existing and, where applicable, in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business as now conducted and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and, where applicable, in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, and (d) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c) or (d), to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of ~~Holdings~~Parent and the Borrower and its Subsidiaries are in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and maintains all permits and licenses necessary to conduct its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 5.2               Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is a party, and the consummation of the Transactions, are within such Loan Party’s corporate, limited liability company or other analogous powers, have been duly authorized by all necessary corporate, limited liability company or other analogous action, and do not and will not (a) contravene the terms of any of such Person’s Organizational Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than under the Loan Documents), or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (b)(i), to the extent that such conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.3               Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of any Loan Document to which it is a party, or for the consummation of the Transactions, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Loan Documents, except for (i) filings and recordings necessary to satisfy the Collateral and Guarantee Requirement, and (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

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Section 5.4               Binding Effect. Each Loan Document has been duly executed and delivered by each Loan Party that is party thereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 5.5               Financial Statements; No Material Adverse Effect.

(a)                The Audited Financial Statements and Unaudited Financial Statements:

(i)                 fairly present the financial condition of the Borrower and its Subsidiaries, as applicable, as of the dates thereof and its results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, subject, in the case of the Unaudited Financial Statements, to normal year-end audit adjustments and the absence of footnotes; and

(ii)               show all material Indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries, as applicable, as of the date thereof, including liabilities for Taxes, material commitments and contingent obligations

(b)                Since April 30, 2018, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

Section 5.6               Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against any Loan Party or, to the knowledge of the Borrower, threatened against or affecting the Loan Parties or any of their Subsidiaries (a) that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or (b) that involve or affect, or that purport to or could reasonably be expected to involve or affect, any Loan Document or the Transactions. Since the Agreement Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

Section 5.7               Environmental Matters.

(a)                Except for the Disclosed Matters and except for Environmental Claims which have been fully resolved with no remaining material obligations or conditions:

(i)                 each Loan Party and its Subsidiaries possess all Environmental Permits required under applicable Environmental Law to conduct their respective businesses and are, and within applicable statutes of limitation, have been, in material compliance with the terms of such Environmental Permits. No Loan Party or any of its Subsidiaries has received written notice that any Environmental Permits possessed by any of them will be revoked, suspended or will not be renewed;

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(ii)               the execution and delivery of this Credit Agreement and the consummation by the Loan Parties of the Transactions does not require any notification, registration, reporting, filing, investigation, or environmental response action under any Environmental Law;

(iii)             each of the Loan Parties and their Subsidiaries are currently, and within applicable statutes of limitation, have been, in material compliance with all applicable Environmental Law;

(iv)              no Loan Party nor any of its Subsidiaries has received (A) notice of any pending or threatened civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, notice or demand letter or request for information under any Environmental Law, or (B) notice of actual or potential liability under any Environmental Law including any Environmental Liability that such Loan Party or Subsidiary may have retained or assumed either contractually or by operation of law or of any Environmental Claim, in either case with respect to clauses (A) or (B) that reasonably could be expected to result in material expenditure by such Loan Party or Subsidiary. No Loan Party or any of its Subsidiaries has knowledge of any circumstances that reasonably could be expected to result in a material Environmental Liability;

(v)                as of the Agreement Date: (A) no property or facility currently, or to the knowledge of each Loan Party, formerly owned, operated or leased by any Loan Party or any of its current or former Subsidiaries or by any respective predecessor in interest, and (B) no property at which Hazardous Materials generated, owned or controlled by any Loan Party, any of its present or former Subsidiaries or any predecessor in interest have been stored, treated or disposed of, have been identified by a Governmental Authority as recommended for or requiring or potentially requiring environmental assessment and/or response actions under Environmental Law;

(vi)              (A) there has been no disposal, spill, discharge or Release of any Hazardous Material generated, used, owned, stored or controlled by any Loan Party, any of its Subsidiaries or any predecessor in interest, on, at or under any property currently or formerly owned, leased or operated by any Loan Party, any of its current or former Subsidiaries or any predecessor in interest, (B) there are no Hazardous Materials located in, at, on or under such facility or property, or at any other location, in either case (A) or (B), that reasonably could be expected to require investigation, removal, remedial or corrective measures by any Loan Party or any of its Subsidiaries or that reasonably could result in material liabilities of, or material losses, damages or costs to any Loan Party or any of its Subsidiaries under any Environmental Law, and (C) neither the Loan Parties nor any of their Subsidiaries has retained or assumed any liability contractually or by operation of law with regard to the generation, treatment, storage or disposal of Hazardous Materials or compliance with Environmental Law that could reasonably be expected to result in material expenditures by any Loan Party or any of its Subsidiaries;

(vii)            (A) there has not been any underground or aboveground storage tank or other underground storage receptacle or related piping, or any impoundment or other disposal area in each case containing Hazardous Materials located on any facility or property currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries, and (B) no asbestos or polychlorinated biphenyls have been used or disposed of, or have been located at, on or under any facility or property currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries, in either case (A) or (B) except in material compliance with applicable Environmental Laws or as would not result in material Environmental Liability;

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(viii)          no Lien has been recorded against any properties, assets or facilities currently owned, leased or operated by any Loan Party or any of its Subsidiaries under any Environmental Law.

(b)                Since the Agreement Date, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

(c)                The Loan Parties and their Subsidiaries have provided to the Administrative Agent and its authorized representatives all material records and files, including all material assessments, reports, studies, analyses, audits, tests and data in their possession or under their control concerning any Environmental Claim, the existence of Hazardous Materials or any other environmental concern at properties, assets or facilities currently or formerly owned, operated or leased by any Loan Party or any of their present or former Subsidiaries or predecessor in interest, or concerning compliance by any Loan Party or any such Subsidiary with, or liability under any Environmental Law.

Section 5.8               Ownership of Properties; Liens. Each Loan Party and its Subsidiaries (a) has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes, (b) owns, or is entitled to use, all trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, technology, software, know-how database rights, design rights and other intellectual property rights material to its business, and the use thereof by the Loan Parties and their respective Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (c) has complied in all material respects with all obligations under all material leases to which it is a party and all such leases are in full force and effect and (d) enjoys peaceful and undisturbed possession under all such material leases.

Section 5.9               Casualty, Etc. Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.10            Investment Company Status, Etc. No Loan Party or any of its Subsidiaries is (a) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) otherwise subject to any other regulatory scheme limiting its ability to incur debt.

Section 5.11            Taxes. Each Loan Party and its Subsidiaries has timely filed or caused to be filed all federal, provincial, state, municipal, foreign and other Tax returns and reports required to be filed, and have timely paid all federal, provincial, state, municipal, foreign and Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being Contested in Good Faith and (b) failures to file or pay as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There are no Tax audits, deficiencies, assessments or other claims with respect to any Loan Party or any of its Subsidiaries that could, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Section 5.12            ERISA.

(a)                Each Loan Party and each of its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. No event described in Section 4062(e) of ERISA has occurred and is continuing with respect to any Pension Plan. The present value of all accumulated benefit obligations under each Pension Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Pension Plan and the present value of all accumulated benefit obligations of all underfunded Pension Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Pension Plans.

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(b)                Each Pension Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of the Loan Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. Each Loan Party and ERISA Affiliate has made all required contributions to each Pension Plan subject to Section 412 of the Code, and no application for a funding waiver pursuant to Section 412 of the Code has been made with respect to any Pension Plan.

(c)                (c) There are no pending or, to the knowledge of the Loan Parties, threatened claims, actions, or lawsuits, or action by any Governmental Authority, with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect. There has been no violation of the fiduciary responsibility rules of ERISA with respect to any Pension Plan that has resulted in or could reasonably be expected to have a Material Adverse Effect.

(d)                No Loan Party or ERISA Affiliate (i) has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA), (ii) has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA with respect to a Multiemployer Plan, and (iii) has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA.

(e)                No such Pension Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Pension Plan or any other plan of any Loan Party or any of its ERISA Affiliates, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Pension Plan or any such trust, to any material penalty or tax on “prohibited transactions” imposed by Section 502 of ERISA or Section 4975 of the Code.

(f)                 With respect to any Foreign Plan, (i) all employer and employee contributions required by law or by the terms of the Foreign Plan have been made, or, if applicable, accrued, in accordance with normal accounting practices; (ii) the fair market value of the assets of each funded Foreign Plan, the liability of each insurer for any Foreign Plan funded through insurance, or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles; and (iii) it has been registered as required and has been maintained in good standing with applicable regulatory authorities.

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Section 5.13            Subsidiaries; Equity Interests. As of the Agreement Date, no Loan Party has any direct or indirect Subsidiaries or investments (other than Cash Equivalents) in, or joint ventures or partnerships with, any Person, except as disclosed in Schedule 5.13. Such Schedule sets forth (a) the name and jurisdiction of organization or incorporation of each Subsidiary and identifies each Subsidiary that is an Excluded Subsidiary on the Agreement Date, (b) the ownership interest of each Loan Party and their respective Subsidiaries in each of their respective Subsidiaries, including the percentage of such ownership and (c) identifies each Person the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement. Neither any Loan Party nor any of its Subsidiaries has issued any Disqualified Equity Interests and there are no outstanding options or warrants to purchase Equity Interests of any Loan Party (other than the Borrower) or any Subsidiary of any Loan Party of any class or kind, and there are no agreements, voting trusts or understandings with respect thereto or affecting in any manner the sale, pledge, assignment or other disposition thereof, including any right of first refusal, option, redemption, call or other rights with respect thereto, whether similar or dissimilar to any of the foregoing. All of the issued and outstanding Equity Interests owned by any Loan Party in its Subsidiaries have been duly authorized and issued and are fully paid and non-assessable and are free and clear of all Liens other than Liens in favor of the Administrative Agent under the Collateral Documents.

Section 5.14            Insurance. Schedule 5.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries on the Agreement Date (including names of carriers, policy number, expiration dates, insurance types and coverage amounts). As of the Agreement Date, all premiums in respect of such insurance that are due and payable have been paid.

Section 5.15            Federal Reserve Regulations, Etc. Neither any Loan Party nor any of its Subsidiaries is engaged principally, or as one of their important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. Immediately before and after giving effect to the making of each Loan and the issuance of each Letter of Credit, Margin Stock will constitute less than 25% of each Loan Party’s assets as determined in accordance with Regulation U. No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase, acquire or carry any Margin Stock or for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, U or X or (b) for any purpose that would violate any Anti-Corruption Laws or applicable Sanctions.

Section 5.16            Collateral Documents.

(a)                The Security Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral in which the Security Agreement purports by its terms to grant a security interest, and the proceeds of such Collateral and (i) when the Pledged Equity Interests (other than uncertificated Equity Interests) and the Pledged Debt Securities (as each such term is defined in the Security Agreement) are delivered to the Administrative Agent together with the proper endorsements, the Lien created under Security Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Equity Interests and Pledged Debt Securities to the extent that the laws of the United States or any state, commonwealth or other political subdivision thereof govern the creation and perfection of any such security interest, in each case prior and superior in right to any other Lien or right of any other person and (ii) when financing statements in appropriate form are filed in the offices specified on Schedule 5.16(a) and, with respect to Collateral consisting of Intellectual Property, when the applicable Intellectual Property Security Agreements are filed with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and in each case, all applicable filing fees have been paid, the Lien created under the Security Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Collateral to the extent such security interest may be perfected by the filing of a UCC financing statement and, with respect to Intellectual Property, the filing of such Intellectual Property Security Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Lien or right of any other person, other than Liens expressly permitted by Section 7.2 which by operation of law or contract have priority over the Liens securing the Secured Obligations.

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(b)                The Mortgages, upon the execution and delivery thereof by the parties thereto, will create in favor of the Administrative Agent, subject to the exceptions listed in each insurance policy covering such Mortgage, for the ratable benefit of the Secured Parties, a legal, valid and enforceable Lien on all of the Loan Parties’ right, title and interest in and to the Mortgaged Property thereunder and the proceeds thereof, and when Mortgages to be delivered pursuant to Section 6.12 and Section 6.15, and all applicable fees have been paid, the Mortgages will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Property and the proceeds thereof, in each case prior and superior in right to any other person, other than with respect to the rights of persons pursuant to Liens expressly permitted by Section 7.2 which by operation of law or contract would have priority over the Liens securing the Secured Obligations.

Section 5.17            Solvency. Immediately before and after the consummation of each Transaction, the Loan Parties, on a consolidated basis, are Solvent.

Section 5.18            Anti-Corruption Laws; Sanctions; Anti-Terrorism Laws.

(a)                Each Loan Party, its Subsidiaries and their respective officers and employees and their directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions. Neither any Loan Party, any of its Subsidiaries or any of their respective directors, officers or employees is a Sanctioned Person. Each Loan Party and each of its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by the Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and all applicable Sanctions.

(b)                No Loan or Letter of Credit, use of the proceeds of any Loan or Letter of Credit or other transactions contemplated hereby will violate Anti-Corruption Laws or applicable Sanctions. No part of the proceeds of the Loans or the Letters or Credit will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the Anti-Corruption Laws.

(c)                Neither the making of the Loans hereunder nor the use of the proceeds thereof will violate the any regulations passed under the USA PATRIOT Act or will violate the Trading with the Enemy Act, the International Emergency Economic Powers Act, or any regulations passed thereunder, including the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V) or any enabling legislation or executive order relating thereto or successor statute thereto (together with Sanctions, “Anti-Terrorism Laws”). Each Loan Party and each of its Subsidiaries are in compliance with applicable Anti-Terrorism Laws.

Section 5.19            [Reserved].

Section 5.20            Accuracy of Information, Etc.

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(a)                Each Loan Party has disclosed to the Credit Parties all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to any Credit Party in connection with the transactions contemplated hereby and the negotiation of this Credit Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

(b)                As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.

Section 5.21            Labor Matters. There are no strikes, lockouts or slowdowns against any Loan Party or any of its Subsidiaries pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation in any material respect of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All material payments due from the Loan Parties or any of their Subsidiaries, or for which any claim may be made against any of the Loan Parties or any of their Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of such Loan Party or such Subsidiary. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any of the Loan Parties or any of their Subsidiaries is bound.

Section 5.22            Absence of Certain Restrictions. No indenture, certificate of designation for preferred stock, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party (other than this Credit Agreement), prohibits or limits in any way, directly or indirectly the ability of any Subsidiary to make Restricted Payments or loans to, to make any advance on behalf of, or to repay any Indebtedness to, any Loan Party or to another Subsidiary.

Section 5.23            No Default. No Loan Party nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound in any respect that could reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing.

Section 5.24            Common Enterprise. The successful operation and condition of each of the Loan Parties is dependent on the continued successful performance of the functions of the group of the Loan Parties as a whole and the successful operation of each of the Loan Parties is dependent on the successful performance and operation of each other Loan Party. Each Loan Party expects to derive benefit (and its board of directors or other governing body has determined that it may reasonably be expected to derive benefit), directly and indirectly, from (a) successful operations of each of the other Loan Parties and (b) the credit extended by the Lenders to the Borrower hereunder, both in their separate capacities and as members of the group of companies. Each Loan Party has determined that execution, delivery, and performance of this Credit Agreement and any other Loan Documents to be executed by such Loan Party is within its purpose, will be of direct and indirect benefit to such Loan Party, and is in its best interest.

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Section 5.25            Brokers’ Fees. None of the Loan Parties or their Subsidiaries has any obligation to any Person in respect of any finder’s, broker’s, investment banking or other similar fee in connection with any of the transactions contemplated under the Loan Documents other than the closing and other fees payable pursuant to this Credit Agreement and as set forth in the Fee Letter.

Section 5.26            EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

Article 6

Affirmative Covenants

Until the Termination Date, the Borrower covenants and agrees with the Credit Parties that:

Section 6.1               Financial Statements and Other Information. The Borrower will furnish or caused to be furnished to the Administrative Agent and each Lender either in hard copy or by electronic communication (including by email, internet and intranet websites) pursuant to procedures approved by the Administrative Agent:

(a)                within 120 days after the end of each fiscal year, (i) the audited consolidated balance sheet of ~~the Borrower and its Subsidiaries~~ Liberty TopCo together with the related statements of income, comprehensive income, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Cherry Bekaert LLP or another registered independent public accounting firm of recognized national standing acceptable to the Administrative Agent (without a “going concern” or qualification, exception or explanation other than a going concern qualification, exception or explanation resulting solely from an upcoming maturity date under the Loan Documents occurring within one (1) year from the time such opinion is delivered) or any qualification, exception or explanation as to scope of audit to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Liberty TopCo on a consolidated basis in accordance with GAAP consistently applied and (ii) (A) the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year and certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes and as consistent with the financial statements delivered pursuant to clause (a)(i) above, and (~~ii~~B) the unaudited consolidating balance sheets of the Borrower and its Subsidiaries and the related consolidating statements of income, comprehensive income, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year and certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, together with a schedule of other financial information consisting of consolidating or combining details in columnar form with its Subsidiaries separately identified, in accordance with GAAP consistently applied;

(b)                within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the related unaudited statements of income, comprehensive income, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

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(c)                concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate signed by a Financial Officer of the Borrower (i) stating whether any change in GAAP or in the application thereof has occurred since the date of the Audited Financial Statements and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such Compliance Certificate, (ii) containing either a certification that no Default exists or, specifying the nature of each such Default, the nature and status thereof and any action taken or proposed to be taken with respect thereto, (iii) certifying that there have been no changes to the jurisdiction of organization or legal name of any Loan Party since the date of the last Compliance Certificate delivered pursuant to the Credit Agreement, (iv) attaching reasonably detailed calculations demonstrating compliance with Section 7.12, and (v) certifying that the Borrower has no Subsidiaries other than (A) those that existed on the Closing Date and were reflected in the Perfection Certificate on the Closing Date, (B) those formed or acquired after the Closing Date with respect to which the Administrative Agent was previously notified either pursuant to Section 6.12, in an additional Perfection Certificate or in a previous Compliance Certificate, and (C) those other Subsidiaries set forth on the relevant Schedule to such Compliance Certificate, which Schedule sets forth for each such Subsidiary whether such Subsidiary is (w) a Domestic Subsidiary, (x) a Guarantor (including the basis for it not being a Guarantor, if applicable), (y) a first tier Foreign Subsidiary or (z) an Excluded Subsidiary (including the basis for its constituting an Excluded Subsidiary);

(d)                concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

(e)                (i) within 60 days after the beginning of each Fiscal Year (commencing with the Fiscal Year beginning May 1, 2019), an annual consolidated forecast for the Borrower and its Subsidiaries for such fiscal year, including projected consolidated statements of income and comprehensive income of the Borrower and its Subsidiaries, all in reasonable detail acceptable to the Administrative Agent; (ii) promptly upon preparation thereof, such other forecasts that the Borrower or any Subsidiary may prepare and any revisions that may be made to any forecast previously delivered to the Administrative Agent and the Lenders; and (iii) promptly upon the request of the Administrative Agent after the end of any fiscal quarter in which there has been a material deviation from a forecast provided to the Administrative Agent and the Lenders, a certificate of a Financial Officer of the Borrower explaining the deviation and the action, if any, that has been taken or is proposed to be taken with respect thereto; in each case the foregoing forecasts shall state all underlying assumptions;

(f)                 concurrently with the delivery of any Compliance Certificate under clause (c) above, a discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for the portion of the Fiscal Year then elapsed, including a discussion of the reasons for any significant variations from the figures for the corresponding period of the previous Fiscal Year;

(g)                for each acquisition for which the value of the total consideration paid by the Borrower or any Subsidiary (whether in cash or otherwise) is greater than or equal to $10,000,000, within five (5) Business Days following the consummation of such acquisition, (1) a notice of such acquisition, which notice shall set forth evidence of Pro Forma Compliance with all the financial covenants under the Loan Documents, and (1) true and complete copies of each acquisition document together with all schedules thereto, each executed by all of the parties thereto; ~~and~~

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(h)                promptly following any request therefor, (i) such other information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the USA Patriot Act, the Beneficial Ownership Regulation or other applicable Anti-Corruption and Anti-Terrorism Laws (including those passed pursuant to the USA PATRIOT Act), and (ii) such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as any Credit Party may reasonably request~~.~~; and

(i)                 within 5 days after the end of each of each calendar quarter, a list of all Area Development Rights and Franchise Rights acquired by the Borrower or any Subsidiary during the immediately preceding calendar quarter, together with such other detail and information (including, without limitation, the number such acquisitions consummated during such preceding calendar quarter, the amount of Consolidated EBITDA (for the trailing twelve months) generated in connection with such acquired Area Development Rights and Franchise Rights and the amount paid for such acquisition) as the Administrative Agent may reasonably request.

Section 6.2               Notices of Material Events. The Borrower will furnish or caused to be furnished to the Administrative Agent each Lender prompt written notice of the following:

(a)                the occurrence of any Default, specifying the nature and extent thereof;

(b)                the filing or commencement of, or any threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against, or affecting, any Loan Party or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect;

(c)                if requested by Administrative Agent from time to time, copies of any annual report required to be filed in connection with each Pension Plan or Foreign Plan, and as soon as possible after, and in any event within ten days after any Loan Party or any ERISA Affiliate knows or has reason to know that, any ERISA Event (or any similar event with respect to a Foreign Plan) has occurred that, alone or together with any other ERISA Event (or any similar event with respect to a Foreign Plan) could reasonably be expected to result in liability of any Loan Party or any ERISA Affiliate in an aggregate amount exceeding the Threshold Amount;

(d)                as soon as possible and in no event later than five (5) Business Days after the receipt by any Loan Party or any of its Subsidiaries, of a copy of any notice, summons, citation or other written communication concerning any actual, alleged, suspected or threatened violation of any Environmental Law by, Environmental Claim against or Environmental Liability of, any Loan Party or any of its Subsidiaries, in each case, which could reasonably be expected to have a Material Adverse Effect;

(e)                to the extent applicable, promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any Loan Party or any of its Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by any Loan Party to its shareholders generally, as the case may be;

(f)                 to the extent applicable, promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.2;

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(g)                promptly after any Loan Party or any of its Subsidiaries (i) being required to file reports under Section 15(d) of the Securities Exchange Act of 1934, or (ii) registering securities under Section 12 of the Securities Exchange Act of 1934;

(h)                in the event that any Person shall become, or cease to be, a Subsidiary or a Guarantor, the Borrower shall promptly furnish to the Administrative Agent an updated list of Subsidiaries or Guarantors, as the case may be; and

(i)                 the occurrence of any other development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer of the Borrower or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 6.3               Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.3 or any sale, lease, transfer or other disposition permitted by Section 7.5.

Section 6.4               Payment and Performance of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay or perform its obligations, including Tax liabilities, that, if not paid or performed, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being Contested in Good Faith and (b) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect, provided that nothing in this Section shall be deemed to require any Loan Party to pay any subordinated Indebtedness in violation of the subordination provisions applicable thereto.

Section 6.5               Maintenance of Properties. The Borrower will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, casualty, condemnation and ordinary wear and tear excepted.

Section 6.6               Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, (a) keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (b) permit any representatives designated by any Credit Party, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accounting firm, all at the expense of the Borrower and at such reasonable times and as often as reasonably requested; provided, however, during the existence of an Event of Default, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

Section 6.7               Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and maintain all permits and licenses necessary to conduct its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. In addition, and without limiting the foregoing sentence, each Loan Party will, and will cause each of its Subsidiaries to, comply with all applicable Environmental Laws in all material respects, and with Anti-Corruption Laws, applicable Sanctions and the USA PATRIOT Act and the regulations promulgated thereunder in all respects.

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Section 6.8               Use of Proceeds.

(a)                The proceeds of the Loans and the Letters of Credit will be used only for working capital and other general corporate purposes not inconsistent with the terms hereof or in contravention of any Law or any Loan Document, including, on the Closing Date, and to pay Transaction Expenses.

(b)                No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase, acquire or carry any Margin Stock or (b) for any purpose that entails a violation of any of the regulations of the Board, including Regulations T, U and X. The Borrower will not request any Credit Extension, and the Borrower shall not use, and shall ensure that each Loan Party, their respective Subsidiaries and their respective directors, officers, employees and agents shall not use, the proceeds of any Credit Extension (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (ii) in any manner that would result in the violation of any applicable Sanctions or any Anti-Terrorism Laws by any Person, including any Credit Party.

Section 6.9               Information Concerning Collateral. The Borrower will furnish to the Administrative Agent at least ten (10) days prior written notice of any change in (a) the legal name or jurisdiction of incorporation or formation of any Loan Party, (b) the location of the chief executive office of any Loan Party or its principal place of business, (c) the identity or organizational structure of any Loan Party such that a filed financing statement becomes misleading or (d) the Federal Taxpayer Identification Number or company organizational number of any Loan Party. The Borrower agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. The Borrower will promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

Section 6.10            Insurance.

(a)                The Borrower will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies, adequate insurance for its insurable properties, all to such extent and against such risks, including fire, casualty, business interruption and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations and of same or similar size, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it (including the insurance required pursuant to the Collateral Documents); and maintain such other insurance as may be required by law.

(b)                With respect to any portion of any Mortgaged Property that is located in a Flood Zone within a community participating in the Flood Program, the Borrower will, and will cause any applicable Loan Party to, maintain through the Flood Program or through private insurance policies, with financially sound and reputable insurance companies (except to the extent that any insurance company insuring the Mortgaged Property of the Borrower and each other Loan Party ceases to be financially sound and reputable after the Closing Date, in which case, the Borrower shall promptly replace such insurance company with a financially sound and reputable insurance company), (A) such flood insurance coverage under policies issued pursuant to and in compliance with the Flood Insurance Laws (“Flood Insurance Policies”) in an amount equal to the maximum limit of coverage available for such Mortgaged Property under Flood Insurance Laws, subject only to deductibles consistent in scope and amount with those permitted under the Flood Program and (B) such additional coverage as required by Administrative Agent, if any, under supplemental private insurance policies in an amount so required by the Administrative Agent;

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(c)                The Borrower will, and will cause each of its Subsidiaries to, (i) cause all such policies of such Loan Party and its Subsidiaries to be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent, which endorsement or amendment shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to such Loan Party under such policies directly to the Administrative Agent, (ii) cause all such policies to provide that neither such Loan Party, any Subsidiary or the Administrative Agent nor any other party shall be a co-insurer thereunder and to contain a “Replacement Cost Endorsement”, without any deduction for depreciation, and such other provisions as the Administrative Agent may reasonably require from time to time to protect its interests, (iii) deliver original or certified copies of all such policies to the Administrative Agent, (iv) cause each such policy to provide that it shall not be canceled, modified or not renewed for any other reason upon not less than 30 days’ (or in the case of Flood Insurance Policies issued by private insurance companies, 45 days’) prior written notice thereof by the insurer to the Administrative Agent, (v) deliver to the Administrative Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent) together with evidence satisfactory to the Administrative Agent of payment of the premium therefor.

(d)                The Borrower will promptly upon request of the Administrative Agent or any other Lender, deliver to the Administrative Agent (for distribution to all Lenders), evidence of compliance by all Loan Parties with the requirements contained Sections 6.10(a) through (c) in form and substance reasonably acceptable to the Administrative Agent and the Lenders, including, without limitation, evidence of annual renewals of such insurance.

(e)                The Borrower will, and will cause each of its Subsidiaries to, notify the Administrative Agent immediately whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 6.10 is taken out by any Loan Party; and promptly deliver to the Administrative Agent a duplicate original copy of such policy or policies.

(f)                 In connection with the covenants set forth in this Section 6.10, it is understood and agreed that:

(i)                 no Credit Party or any of its Related Parties shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 6.10, it being understood that (A) each Loan Party shall look solely to its insurance companies or any other parties other than the aforesaid parties for the recovery of such loss or damage and (B) such insurance companies shall have no rights of subrogation against any Credit Party or any of their Related Parties, provided, however, that if the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Borrower (for itself and each of its Subsidiaries) hereby agrees, to the extent permitted by law, to waive its right of recovery, if any, against the Credit Parties and their Related Parties; and

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(ii)               the designation of any form, type or amount of insurance coverage by the Administrative Agent or the Required Lenders under this Section 6.10 shall in no event be deemed a representation, warranty or advice by any Credit Party that such insurance is adequate for the purposes of the business of any Loan Party or its Subsidiaries or the protection of their properties and the Administrative Agent and the Required Lenders shall have the right from time to time to require the Loan Parties and their respective Subsidiaries to keep other insurance in such form and amount as the Administrative Agent or the Required Lenders may reasonably request; provided that such insurance shall be obtainable on commercially reasonable terms.

Section 6.11            [Reserved].

Section 6.12            Covenant to Guarantee and Provide Security.

(a)                Guarantors. If any Subsidiary of a Loan Party is formed or acquired after the Agreement Date or if an Excluded Subsidiary ceases to be an Excluded Subsidiary, the Borrower will notify the Credit Parties in writing thereof within 10 Business Days following the date on which such Subsidiary is formed or acquired or such Excluded Subsidiary ceases to be an Excluded Subsidiary (or such later date as may be acceptable to the Administrative Agent in its sole discretion) and, by such date:

(i)                 the Borrower will cause each such Subsidiary (other than an Excluded Subsidiary) to (A) execute and deliver a Subsidiary Joinder Agreement and a Perfection Certificate and (B) promptly take such actions to create and perfect Liens on such Subsidiary’s assets to secure the Secured Obligations as the Administrative Agent shall reasonably request (it being understood that a pledge of Voting Equity Interests in any Foreign Subsidiary or Foreign Subsidiary Holdco shall not include more than 65% of the Voting Equity Interests of such Foreign Subsidiary or Foreign Subsidiary Holdco if a pledge of a greater percentage would result in material adverse tax consequences to the Borrower and its Subsidiaries (as reasonably determined by the Borrower in consultation with Administrative Agent)),

(ii)               if any Equity Interests issued by any such Subsidiary are owned or held by or on behalf of any Loan Party, the Borrower will cause such Equity Interests to be pledged pursuant to the Collateral Documents, to the extent required by the Collateral and Guarantee Requirement, not later than the tenth Business Day after the date on which such Subsidiary is formed or acquired (it being understood that Voting Equity Interests in each such Subsidiary that is a Foreign Subsidiary or Foreign Subsidiary Holdco shall not include more than 65% of the Voting Equity Interests of such Subsidiary if a pledge of a greater percentage would result in material adverse tax consequences to the Borrower and its Subsidiaries (as reasonably determined by the Borrower in consultation with Administrative Agent)),

(iii)             the Borrower will cause each such Subsidiary to become a party to the Master Intercompany Note not later than the tenth Business Day after the date on which such Subsidiary is formed or acquired, and

(iv)              the Borrower will deliver or cause to be delivered to the Administrative Agent such certificates and legal opinions as would have been required had such Subsidiary been a Guarantor on the Closing Date.

(b)                Real Property.

(i)                 Upon the acquisition by any Loan Party after Closing Date of any Material Owned Real Property or if any Real Property becomes Material Owned Real Property, the Borrower shall immediately notify the Administrative Agent, setting forth with specificity a description of such Material Owned Real Property, including the location thereof, any structures or improvements thereon and, as determined by the Administrative Agent in its sole discretion, either an appraisal or Borrower’s good faith estimate of the current value of such Material Owned Real Property. Within 45 days of the delivery of such notice and unless the Administrative Agent in its sole discretion determines not to require a Mortgage on such Material Owned Real Property:

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(A)              the Loan Party that owns such Material Owned Real Property shall have satisfied the Mortgage Requirement, and

(B)              the Borrower shall, or shall cause such Loan Party to, pay all fees and expenses, including Attorney Costs, and all title insurances charges and premiums, in connection with each Loan Party’s obligations under this Section.

(ii)               Notwithstanding the foregoing, the Administrative Agent shall not enter into any Mortgage in respect of any improved real property acquired by any Loan Party after the Closing Date or to be mortgaged in connection with a MIRE Event unless the Administrative Agent has provided to the Lenders:

(A)              if such Mortgage relates to an improved real property not located in a Flood Zone, a completed Flood Certificate from a third party vendor at least ten (10) days prior to entering into such Mortgage; or

(B)              if such Mortgage relates to an improved real property located in a Flood Zone, the following documents with respect to such improved real property at least thirty (30) days prior to entering into such Mortgage: (i) a Flood Certificate a third party vendor; (ii) a notification to the applicable Loan Parties of that fact and (if applicable) notification to the applicable Loan Parties that flood insurance coverage is not available, (iii) evidence of the receipt by the applicable Loan Parties of such notice; and (iv) if required by the Flood Program, evidence of required flood insurance;

provided that the Administrative Agent may enter into any such Mortgage prior to the end of any notice period set forth above if the Administrative Agent shall have received confirmation from each applicable Lender that such Lender has completed any necessary flood insurance due diligence to its reasonable satisfaction.

(c)                Further Assurances.

(i)                 The Borrower will, and will cause each of the Loan Parties to, grant to the Administrative Agent, for the benefit of the Secured Parties, security interests in such of its assets and properties as are not covered by the Collateral Documents in order that the Borrower be in compliance with the Collateral and Guarantee Requirement. Such security interests shall (i) be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and (ii) constitute valid and enforceable perfected security interests superior to and prior to the rights of all third Persons, and subject to no other Liens, except Liens permitted by Section 7.2. Such additional collateral documents and the other instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Administrative Agent required to be granted pursuant to such additional collateral documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.

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(ii)               The Borrower will, and will cause each of the Loan Parties to, at its own expense, make, execute, endorse, acknowledge, file or deliver to the Administrative Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, surveys, reports and other assurances or instruments, and take such further steps relating to the Collateral covered by any of the Collateral Documents as the Administrative Agent may reasonably require. The Borrower shall cause to be delivered to the Administrative Agent such opinions of counsel and other related documents as may be reasonably requested by the Administrative Agent.

(iii)             Each action required by this Section 6.12(c) shall be completed as soon as possible, but in no event later than 30 days (or such longer period in the case of actions involving third parties as determined by the Administrative Agent in its reasonable discretion) after any such assets or properties are acquired or such action is requested to be taken by the Administrative Agent, as the case may be.

Section 6.13            Environmental Matters. The Borrower will, and will cause each of its Subsidiaries to, (a) conduct its operations in material compliance with all applicable Environmental Laws, (b) implement any and all investigation, remediation, removal and response actions that either are necessary to materially comply with Environmental Laws pertaining to the presence, generation, treatment, storage, use, disposal, transportation or Release of any Hazardous Material on, at, under, or from any of their owned or leased property or are requested by Government Authorities pursuant to Environmental Law, (c) notify the Administrative Agent promptly upon becoming aware of any violation of Environmental Laws or any Release of Hazardous Materials on, at, under, or from, any property that is reasonably likely to result in an Environmental Claim against any Loan Party or any of its Subsidiaries in excess of the Threshold Amount in the aggregate and promptly forward to the Administrative Agent a copy of any written communication received in connection therewith. If the Administrative Agent at any time has a reasonable basis to believe that there may be a violation of any Environmental Laws or a Release of Hazardous Materials on, at, under, or from any property owned or leased by any Loan Party or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect, then, subject to Section 9.3(d), upon request by the Administrative Agent the Borrower shall cause such Loan Party to permit the Administrative Agent to appoint a nationally-recognized independent environmental testing firm or such other consultant as the Administrative Agent shall determine, at the Loan Parties’ expense, to have access to all property owned or leased by each Loan Party and each of its Subsidiaries for the purpose of conducting such environmental testing, including subsurface sampling of soil and groundwater, as the Administrative Agent deems appropriate to investigate the subject of the potential violation or Release.

Section 6.14            Accounts. Subject to Section 6.15, the Borrower will maintain, and will cause each of the other Loan Parties to maintain, all of their respective operating and deposit accounts in the United States with ~~Citizens Bank~~CIBC.

Section 6.15                 Certain Post-Closing Obligations. As promptly as practicable, and in any event within the time periods after the Closing Date specified in Schedule 6.15 or such later date as the Administrative Agent may reasonably agree to in writing, the Borrower and each other Loan Party shall deliver the documents or take the actions specified on Schedule 6.15, in each case except to the extent otherwise agreed by the Administrative Agent pursuant to its authority as set forth in the definition of the term “Collateral and Guarantee Requirement”.

Section 6.16                 Clean Down. ~~For a period of 30 consecutive days commencing with the Closing Date, and for the period from April 30, 2020 until the Maturity Date~~On a date between March 15 and April 30 of each year (which date shall be selected by the Borrower), the Borrower shall prepay the Revolving Loans, Swingline Loans and/or Cash Collateralize the L/C Obligations in an aggregate amount such that, after giving effect to such prepayment, the Total Revolving Outstandings (excluding L/C Obligations that have been Cash Collateralized) do not exceed ~~the Clean Down Amount applicable to the calendar year in which such period falls.~~$0 on such date, and the Borrower shall cause the Total Revolving Outstandings (excluding L/C Obligations that have been Cash Collateralized) to not exceed $0 for a period of 45 consecutive days thereafter (each such period, a “Clean Down Period”).

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In addition to the foregoing, the Borrower covenants to cause ~~Holdings~~Parent to comply with Sections 6.3 through 6.10, and with Section 6.13, as if named in each such Section in addition to the Borrower.

Section 6.17                 Corporate Separateness. The Loan Parties shall, and shall cause each of their Subsidiaries to, except as otherwise permitted hereunder or under the other Loan Documents:

(a)                individually or collectively maintain their own deposit and securities accounts, as applicable, and all other accounts, separate from those of any of their Affiliates (other than the Loan Parties and their Subsidiaries) with commercial banking or financial institutions, and prevent such funds from being commingled with the funds of any of their Affiliates (other than the other the Loan Parties and their Subsidiaries);

(b)                to the extent that the Loan Parties and their Subsidiaries and any of their Affiliates (other than the Loan Parties and their Subsidiaries) have offices in the same location, ensure that there shall be a fair and appropriate allocation of overhead costs among them, and the Loan Parties and their Subsidiaries shall bear their fair share of such expenses;

(c)                to the extent that the Loan Parties and their Subsidiaries and any of their Affiliates (other than the Loan Parties and their Subsidiaries) jointly have the benefit of amounts under any contracts, ensure that they contribute to such amounts on a fair and reasonable basis, based on each party’s use and expense;

(d)                issue separate consolidated financial statements from any of their Affiliates (other than the Loan Parties and their Subsidiaries); provided for the avoidance of doubt that the Loan Parties and their Subsidiaries may also be included in the consolidated financial statements of the Ultimate Parent and Liberty TopCo so long as each other operating business owned by the Ultimate Parent or Liberty TopCo issues separate consolidated financial statements (which may be consolidated financial statements of Persons engaged in the same operating business) from any of their Affiliates;

(e)                conduct their affairs in their own names and in accordance with their ~~Organization~~Organizational Documents and observe all necessary, appropriate and customary corporate or equivalent formalities, including, but not limited to, holding all regular and special meetings necessary to authorize all their actions, keeping separate and materially accurate minutes of their meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining, in all material respects, accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

(f)                 not assume, guarantee, indemnify or grant any security interest in respect of any of the liabilities or other obligations of any of their Affiliates (other than the Loan Parties and their Subsidiaries); and

(g)                ensure that each of their Affiliates (other than the Loan Parties and their Subsidiaries) does not assume, guarantee, indemnify or grant any security interest in respect of any of the liabilities or other obligations of any Loan Party or any of their Subsidiaries, or make any Investment in any Loan Party or any Subsidiary of any Loan Party with the proceeds of any Restricted Payment received by such Affiliate (other than a Restricted Payment received from a Loan Party or Subsidiary of a Loan Party) if such Restricted Payment was made with any proceeds of Indebtedness incurred by an Affiliate of a Loan Party (other than the Loan Parties and their Subsidiaries).

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Section 6.18                 Certain Tax Refunds. The Borrower shall cause the Ultimate Parent to contribute to ~~Holdings~~Parent, and ~~Holdings~~Parent to contribute promptly to the Borrower, any U.S. federal, state and/or local tax refunds received by the Ultimate Parent, or received by Liberty TopCo and delivered to the Ultimate Parent, (i) that are attributable to the taxable income of Liberty TopCo prior to the ~~date hereof~~Second Amendment Effective Date, and (ii) that are attributable to the taxable income of the Borrower and its Subsidiaries from and after the ~~date hereof~~Second Amendment Effective Date.

Article 7

Negative Covenants

Until the Termination Date, the Borrower covenants and agrees with the Credit Parties that:

Section 7.1               Indebtedness; Equity Interests.

(a)                The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

(i)                 Indebtedness created under the Loan Documents;

(ii)               Indebtedness existing on the Agreement Date and set forth in Schedule 7.1, and any Refinancing Indebtedness with respect thereto;

(iii)             Indebtedness of the Borrower or any of its Subsidiaries incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capitalized Lease Obligations, including Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and any Refinancing Indebtedness with respect thereto, provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the aggregate outstanding principal amount of Indebtedness permitted by this clause (iii) shall not exceed $6,500,000 at any time;

(iv)              (A) Indebtedness of the Borrower (but not of any Subsidiary of the Borrower) ~~under the~~constituting Subordinated ~~Note in a~~Debt in an aggregate outstanding principal amount not to exceed $10,000,000 plus the amount of interest thereon capitalized and added to principal in accordance with the terms thereof, ~~provided that no~~(B) Indebtedness ~~may be incurred under the Subordinated Note (other than to add accrued interest~~of the Borrower (but not of any Subsidiary of the Borrower) constituting Subordinated Debt in an aggregate outstanding principal amount, when aggregated with the aggregate principal amount of Indebtedness outstanding in reliance on clauses (v) and (xii) below, shall not exceed $15,000,000 at any time, plus the amount of interest thereon capitalized and added to principal in accordance with the terms ~~of the Subordinated Note) on any date if the aggregate Revolving Exposures of the Lenders as of such date are not equal to the aggregate Commitments as of such date;~~thereof, and (C) Indebtedness of the Borrower (but not of any Subsidiary of the Borrower) constituting Subordinated Debt, incurred prior to April 30, 2020, and solely for the purpose of acquiring Area Development Rights or Franchise Rights, in an aggregate outstanding principal amount not to exceed $20,000,000, plus the amount of interest thereon capitalized and added to principal in accordance with the terms thereof;

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(v)                Indebtedness of the Borrower or any Subsidiary Guarantor secured only by Real Property owned in fee by the Borrower or such Subsidiary Guarantor, as the case may be, and not constituting Material Owned Real Property, provided that the aggregate outstanding principal amount of Indebtedness permitted by this clause (v) shall not, when aggregated with the aggregate principal amount of Indebtedness outstanding in reliance on clause (iv)(B) above and clause (xii) below, exceed $15,000,000 at any time;

(vi)              intercompany Indebtedness of the Borrower or any Subsidiary owing to and held by the Borrower or any Subsidiary; provided, however, that (A) if the Borrower or any Guarantor is the obligor on such Indebtedness and any Subsidiary (other than a Guarantor) is the obligee thereof, such Indebtedness must be unsecured and expressly subordinated to the prior payment in full in cash of all Secured Obligations (including, with respect to any Guarantor, its obligations under the Security Agreement), (B) Indebtedness owed to the Borrower or any Guarantor must be evidenced by the Master Intercompany Note or an unsubordinated promissory note pledged to the Administrative Agent under the Security Agreement and (C) Indebtedness of Subsidiaries (other than Guarantors) owed to the Borrower and/or a Guarantor may not exceed $35,000,000 in the aggregate at any time outstanding;

(vii)            Guarantees by (A) any Loan Party of Indebtedness of any other Loan Party, (B) any Non-Loan Party Subsidiary of Indebtedness of any other Non-Loan Party Subsidiary, and (C) any Non-Loan Party Subsidiary of any Indebtedness of any Loan Party, provided that, in each case, such Indebtedness is otherwise permitted by this Section 7.1(a) ~~and is not Indebtedness under the Subordinated Note as described in Section 7.1(a)(iv) above~~;

(viii)          obligations under any Swap Agreements permitted by Section 7.7;

(ix)              unsecured guarantees arising as a result of customary indemnification obligations to purchasers that are not Affiliates of a Loan Party in connection with any Disposition permitted by Section 7.5;

(x)                Indebtedness incurred in the ordinary course of business under (A) appeal bonds or similar instruments and (B) surety bonds, payment bonds, performance bonds, bid bonds, completion guarantees and similar obligations, workers’ compensation claims, health, disability or other employee benefits, and bankers acceptances issued for the account of any Loan Party or its Subsidiaries and unsecured guarantees thereof;

(xi)              contingent payment obligations and contingent liabilities in respect of any indemnification obligations and adjustments of purchase price, in each case in connection with a Permitted Acquisition; and

(xii)            additional unsecured Indebtedness in an aggregate outstanding principal amount, when aggregated with the aggregate principal amount of Indebtedness outstanding in reliance on ~~clause~~clauses (iv)(B) and (v) above, shall not exceed $15,000,000 at any time.

~~The Borrower and its Subsidiaries may not incur Indebtedness under the Subordinated Note other than under clause (iv) above.~~

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(b)                the Borrower will not, and will not permit ~~Holdings~~Parent or any of its Subsidiaries to, (i) issue any Disqualified Equity Interests, or (ii) be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any Equity Interests of any Loan Party or any of its Subsidiaries, except as permitted under Section 7.8.

Section 7.2               Liens. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)                Liens created under the Loan Documents;

(b)                Permitted Encumbrances;

(c)                any Lien on any property or asset of the Borrower or any Subsidiary existing on the Agreement Date and set forth in Schedule 7.2, provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the Agreement Date and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(d)                Liens securing Indebtedness permitted by Section 7.1(a)(iii) or (~~iv~~v); provided that (i) in the case of Liens securing Indebtedness permitted by Section 7.1(a)(iii), (A) such Lien and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (B) the Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets and (ii) in each such case, such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary;

(e)                subject to a Subordination Agreement, Liens securing Indebtedness permitted by Section 7.1(a)(iv);

(f)                 ~~(e)~~ any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Agreement Date prior to the time such Person becomes a Subsidiary, provided that (i) such Lien secures Indebtedness permitted by Section 7.1(a)(v), (ii) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as applicable, (iii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and (iv) such Lien shall secure only the Indebtedness and other obligations that it secures on the date of such extensions, renewals, or replacements of any Lien referred to in subsections (a) through (~~e~~f) of this Section 7.2; provided, that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby;

(g)                ~~(f)~~ extensions, renewals, or replacements of any Lien referred to in subsections (a) through (~~e~~f) of this Section 7.2; provided, that the principal amount of the Indebtedness secured thereby is not increased and that any such extension, renewal or replacement is limited to the assets originally encumbered thereby; and

(h)                ~~(g)~~ Liens (i) of a collection bank arising under Section 4-208 of the Uniform Commercial Code on the items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and not for speculative purposes and (iii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of setoff) and that are within the general parameters customary in the banking industry.

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Section 7.3               Fundamental Changes; Business; Fiscal Year.

(a)                The Borrower will not, and will not permit any of its Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise Dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the Equity Interests issued by any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, provided that, if at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall or would have occurred and be continuing:

(i)                 any Wholly-Owned Subsidiary of the Borrower may merge into or consolidate with (A) the Borrower in a transaction in which the Borrower is the surviving entity, (B) any Subsidiary Guarantor in a transaction in which such Subsidiary Guarantor is the surviving entity, and (C) to the extent such Subsidiary is a Non-Loan Party Subsidiary, any other Non-Loan Party Subsidiary;

(ii)               the Borrower or any Subsidiary may merge into or consolidate with any Person in a transaction that is not permitted by Section 7.3(a)(i), provided that (x) in the case of a merger involving the Borrower, the Borrower shall be the surviving entity of such merger, (y) such merger is permitted by Section 7.4 if any Subsidiary Guarantor is a party to such merger or consolidation, and either (A) the Guarantor shall be the surviving entity or (B) such other Person shall become a Guarantor pursuant to Section 6.12, and (z) such merger shall not be prohibited by Section 7.5;

(iii)             (A) any Subsidiary of a Loan Party may sell, transfer, lease or otherwise Dispose of all or substantially all of its assets to the Borrower or to any Subsidiary Guarantor and (B) any Non-Loan Party Subsidiary may sell, transfer, lease or otherwise Dispose of all or substantially all of its assets to the Borrower or any Subsidiary of the Borrower;

(iv)              the Borrower or any of its Subsidiaries may sell, transfer, lease or otherwise Dispose of its assets in a transaction that is not permitted by Section 7.3(a)(iii), provided that such sale, transfer, lease or other Disposition is permitted by Section 7.5; and

(v)                (A) any Non-Loan Party Subsidiary may liquidate or dissolve so long as any remaining assets are transferred to another Non-Loan Party Subsidiary or a Loan Party other than ~~Holdings~~Parent and (B) any Subsidiary Guarantor may liquidate or dissolve so long as any remaining assets of such Subsidiary Guarantor are transferred to another Loan Party other than Parent; provided that, in each case, the Borrower determines in good faith that such liquidation or dissolution is in the best interests of Borrower and its Subsidiaries and is not disadvantageous to the Administrative Agent or any Lender in any material respect.

(b)                The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than an Approved Line of Business.

(c)                The Borrower will not, and will not permit any of its Subsidiaries to, change its Fiscal Year~~.~~; provided that the Borrower may, on or before October 31, 2020, and upon not less than 10 Business Days’ prior notice to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent) change to a Fiscal Year ending December 31 or a retail calendar year ending on the last Saturday of December in each year.

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Section 7.4               Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger) any Investment, make or permit to exist any Guarantees of any obligations of, or make or permit to exist any investment or any other interest in, any other Person, make any Acquisition or purchase or otherwise enter into or become party to any derivative transaction, except:

(a)                Investments in cash and Cash Equivalents;

(b)                Investments existing on the Agreement Date and set forth in Schedule 5.13 and Schedule 7.4;

(c)                Investments made by the Borrower or any Subsidiary in the Borrower or any other Subsidiary; provided that the aggregate outstanding amount of Investments by Loan Parties in Non-Loan Party Subsidiaries shall not exceed $35,000,000 at any time;

(d)                Swap Agreements permitted by Section 7.7;

(e)                Permitted Acquisitions;

(f)                 Guarantees constituting Indebtedness permitted by Section 7.1; provided, that the aggregate principal amount of Indebtedness of Subsidiaries that are not Subsidiary Loan Parties that is Guaranteed by any Loan Party shall be subject to the limitation set forth in subsection (c) above;

(g)                Loans or advances to employees, officers or directors of the Borrower or any Subsidiary in the ordinary course of business for travel, relocation and related expenses; provided, however, that the aggregate amount of all such loans and advances does not exceed $1,000,000 at any time;

(h)                repurchases of Area Development Rights; provided, that for purposes of this clause (h), (x) no Default or Event of Default shall have occurred and be continuing at the time such repurchase is made nor would occur after giving effect thereto and (y) after giving Pro Forma Effect to such repurchase, the Leverage Ratio shall not exceed the ratio that is 0.25x lower than the Leverage Ratio then permitted under Section 7.12(a);

(i)                 (i) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.5 and (ii) Investments received in settlement of amounts due to any Loan Party or any of its Subsidiaries effected in the ordinary course of business as a result of insolvency, bankruptcy, reorganization, or other similar proceeding involving an account debtor or upon the foreclosure or enforcement of any Lien in favor of a Loan Party or its Subsidiaries;

(j)                 Investments of any Person existing at the time such Person becomes a Subsidiary or consolidates or merges with the Borrower or any Subsidiary thereof (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such consolidation or merger;

(k)                Investments of any Person existing at the time such Person becomes a Subsidiary or consolidates or merges with Borrower or any Subsidiary thereof (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such consolidation or merger;

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(l)                 deposits of cash made in the ordinary course of business to secure performance of (i) operating leases and (ii) other contractual obligations that do not constitute Indebtedness, including earnest money deposits made in cash in connection with any letter of intent or purchase agreement in connection with a Permitted Acquisition;

(m)              Investments in negotiable instruments deposited or to be deposited for collection in the ordinary course of business;

(n)                Loans to area developers or franchisees made in the ordinary course of business of the Borrower in connection with the acquisition by the Borrower of Area Development Rights or Franchise Rights, as applicable, whether or not evidenced by Franchisee Notes; provided that any such loan having an outstanding principal amount in excess of $500,000 shall be evidenced by a Franchisee Note;

(o)                Loans to area developers or franchisees for operating costs and expenses made in the ordinary course of business of the Borrower consistent with past practices; provided that (i) any such loan having an outstanding principal amount in excess of $500,000 shall be evidenced by a Franchisee Note and (ii) the aggregate principal amount of loans outstanding in reliance on this clause (o) shall not exceed $85,000,000 at any time; and

(p)                so long as no Default shall have occurred and be continuing or would immediately result therefrom, other Investments by the Borrower and its Subsidiaries after the Agreement Date in an aggregate outstanding amount not to exceed $5,000,000 at any time.

In determining the amount of Investments, acquisitions, loans, and advances permitted under this Section 7.4, Investments and acquisitions shall always be taken at the original cost thereof (regardless of any subsequent appreciation or depreciation therein) minus all returns of principal, capital, dividends, distributions and other cash returns thereof and minus all liabilities expressly assumed by another Person in connection with the sale or other Disposition of any Investment, and loans and advances shall be taken at the principal amount thereof then remaining unpaid.

Section 7.5               Dispositions. The Borrower will not, and will not permit any of its Subsidiaries to, Dispose of any of its assets except:

(a)                the sale or lease of inventory in the ordinary course of business;

(b)                the use or transfer of money, cash or Cash Equivalents in a manner that is not prohibited by the terms of this Credit Agreement or the other Loan Documents;

(c)                the licensing and sublicensing on a non-exclusive basis of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, and the leasing and subleasing of any other property;

(d)                the granting of Liens permitted hereunder and the other transactions permitted by Section 7.2;

(e)                any Casualty Event and the Disposition of any property subject thereto;

(f)                 the abandonment, cancellation or lapse of issued patents, registered trademarks and other registered intellectual property of a Loan Party or Subsidiary thereof to the extent, in such Loan Party’s reasonable business judgment, not economically desirable in the conduct of such Loan Party’s business or so long as such lapse is not materially adverse to the interests of the Lenders and (ii) the expiration of patents in accordance with their statutory terms;

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(g)                any trade in of equipment in exchange for other equipment in the ordinary course of business;

(h)                the Disposition of obsolete or worn out property in the ordinary course of business;

(i)                 the unwinding or terminating of hedging arrangements or transactions contemplated by any Swap Agreement which are not prohibited hereunder;

(j)                 the sale of Area Development Rights, Franchise Rights and store locations (and customer lists and other assets related only thereto) owned by the Borrower or any other Loan Party, in each case, in the ordinary course of business and consistent with past practices;

(k)                the Disposition of fee ownership interests in Real Property not constituting Material Owned Real Property (i) in any Sale and Leaseback arrangement permitted under Section 7.6 or (ii) having an aggregate fair market value for all assets Disposed of in reliance on this clause (ii) not exceeding $15,000,000 in any Fiscal Year less the fair market value of assets Disposed of in such Fiscal Year in reliance on Section 7.6; and

(l)                 the sale or other disposition of such assets in an aggregate amount not to exceed $5,000,000 in any Fiscal Year;

provided that any Disposition pursuant to subsections (a), (c), (g), (i), (j), (k) or (l) of this Section 7.5 is for fair market value.

The Borrower shall not permit ~~Holdings~~Parent to make any Disposition. Except to the extent conditioned by the relevant waiver or amendment, and except as may otherwise be agreed by the Borrower, to the extent the Required Lenders or all the Lenders, as applicable, waive the provisions of this Section 7.5 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 7.5, such Collateral (unless sold to a Loan Party) shall be sold automatically free and clear of the Liens created by the Collateral Documents and, at the expense of the Loan Parties, the Administrative Agent shall take all reasonable actions any Loan Party reasonably requests in writing in order to effect the foregoing.

Section 7.6               Sale and Leaseback Transactions. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Sale and Leaseback arrangement, directly or indirectly, with any Person other than in respect of Sale and Leaseback transactions involving the Disposition of assets having an aggregate fair market value for all assets so Disposed of not exceeding $15,000,000 in any Fiscal Year, less the fair market value of assets Disposed of in such Fiscal Year in reliance on Section 7.5(k)(ii).

Section 7.7               Swap Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Swap Agreement, except Swap Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any Subsidiary) and that are not for speculative purposes.

Section 7.8               Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except:

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(a)                subject to the Collateral and Guarantee Requirement, any Subsidiary of the Borrower may declare and pay, and agree to pay, dividends and other distributions with respect to its Equity Interests payable solely in Equity Interests (other than Disqualified Equity Interests)~~,~~;

(b)                any Subsidiary of the Borrower may declare and pay dividends or other distributions with respect to its Equity Interests to the Borrower or any Guarantor (other than Parent); provided that such dividends are on at least a pro rata basis with any other shareholders if such Subsidiary is not wholly owned by the Borrower and other wholly owned Subsidiaries~~,~~;

~~(c) [reserved];~~

(c)                subject to satisfaction of the Payment Conditions, (i) the Borrower may make dividends or other distributions to Parent which are, substantially contemporaneously with such distribution to Parent, distributed indirectly to Liberty TopCo and the other equityholders of Ultimate Parent, are used by Liberty TopCo to pay a dividend or other distribution with respect to its Equity Interests; provided that (x) any such dividends or distributions may only be made once per Fiscal Year, and only during a Clean Down Period and (y) the aggregate amount of all such dividends and distributions to Parent under this clause (i) in any Fiscal Year shall not exceed 25% of Consolidated EBITDA of the Borrower and its Subsidiaries for such Fiscal Year, and (ii) the Borrower and its Subsidiaries may make dividends or other distributions to Parent which are, substantially contemporaneously with such distribution to Parent, distributed indirectly to Liberty TopCo and are used by Liberty TopCo to pay management and administrative expenses; provided that (x) any such dividends or distributions may only be made once per Fiscal Year, and only during a Clean Down Period, and (y) the aggregate amount of all such dividends and distributions to Parent under this clause (ii) in any Fiscal Year shall not exceed $1,000,000;

(d)                The Borrower may make (i) Permitted Tax Distributions and (ii) to the extent constituting a Restricted Payment, the payment of fees and expenses (or the distribution of amounts used to pay such fees and expenses) incurred by Liberty TopCo pursuant to the Business Combination Agreement in connection with the 2019 Restructuring Transactions in an aggregate amount not to exceed $5,000,000; and

(e)                the making of dividends or distributions by a Non-Loan Party Subsidiary to a Loan Party or another Non-Loan Party Subsidiary.

Section 7.9               Transactions with Affiliates. The Borrower will not, and will not permit ~~Holdings~~Parent or any of its Subsidiaries to, Dispose (including pursuant to a merger) of any property or assets to, or purchase, lease or otherwise acquire (including pursuant to a merger) any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business and at prices and on terms and conditions not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties (it being understood that this Section shall not apply to any transaction that is expressly permitted under Sections 7.1, 7.3, 7.4, 7.5 or 7.8 of this Credit Agreement entirely between or among the Loan Parties and not involving any other Affiliate), (b) any Restricted Payment permitted by Section 7.8~~,~~ and (c) the Transactions ~~and (d) transactions pursuant to the Subordinated Note~~.

Section 7.10            Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of any Loan Party or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets (unless such agreement or arrangement does not prohibit, restrict or impose any condition upon the ability of any Loan Party to create, incur or permit to exist, or the ability of the Administrative Agent to exercise any right or remedy with respect to, any Lien in favor of the Administrative Agent on behalf of the Secured Parties created under the Loan Documents) or (b) the ability of any Subsidiary to pay dividends or make other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary, provided that (i) the foregoing shall not apply to (A) restrictions and conditions imposed by law or by the Loan Documents, (B) restrictions and conditions existing on the Agreement Date identified on Schedule 7.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), and (C) customary restrictions and conditions contained in agreements relating to the sale of a subsidiary pending such sale, provided that such restrictions and conditions apply only to its Subsidiary that is to be sold and such sale is permitted hereunder, (ii) clause (a) of this Section shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Credit Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, and (iii) clause (a) of this Section shall not apply to customary provisions in leases restricting the assignment thereof.

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Section 7.11            Amendment of Material Documents. The Borrower will not, and will not permit ~~Holdings~~Parent or any of its Subsidiaries to, ~~(a)~~ amend, supplement modify or waive any of its rights under any document governing Junior Debt ~~(other than the Subordinated Note)~~ or any of its Organizational Documents, other than immaterial amendments, modifications or waivers that could not reasonably be expected to adversely affect the Credit Parties, provided that the Borrower shall deliver or cause to be delivered to the Administrative Agent and each Lender a copy of all amendments, modifications or waivers thereto promptly after the execution and delivery thereof ~~or (b) amend, supplement, modify or waive any of its rights under the Subordinated Note (including by reducing or terminating any commitment thereunder)~~.

Section 7.12            Financial Covenants.

(a)                Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the end of any fiscal quarter to be greater than 3.00:1.00 (or, with respect to the third fiscal quarter of any Fiscal Year, 5.25:1.00).

(b)                Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter to be less than ~~1.50~~1.15:1.00.

(c)                Consolidated Net Worth. The Borrower will maintain, as of the end of each Fiscal Year commencing with the Fiscal Year ending April 30, 2019, its Consolidated Net Worth in an amount not less than $50,000,000.

Section 7.13            Payments on Junior Debt. The Borrower will not, and will not permit ~~Holdings~~Parent or any of its Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any payment of principal or interest or any purchase, redemption, retirement, acquisition or defeasance with respect to any Junior Debt except that so long as no Default shall have occurred and shall be continuing or would immediately result therefrom, ~~(a)~~ the Borrower or any Subsidiary may make payments on Subordinated Debt ~~(other than the Subordinated Note)~~ to the extent permitted by the ~~subordination provisions~~Subordination Agreement applicable thereto ~~and (b) the Borrower may make current (and not accelerated) payments of interest in kind (but not in cash) on the Subordinated Note~~.

Section 7.14            Government Regulation. The Borrower will not, and will not permit ~~Holdings~~Parent or any of its Subsidiaries to, (a) at any time be or become the subject of any law, regulation, or list of any government agency (including the United States Office of Foreign Asset Control list) that prohibits or limits any Lender from making any loans or extension of credit (including the Loans and the Letters of Credit) to any Loan Party or from otherwise conducting business with any Loan Party, or (b) fail to provide documentary and other evidence of any Loan Party’s identity as may be requested by any Credit Party at any time to enable such Credit Party to verify any Loan Party’s identity or to comply with any applicable law or regulation, including Section 326 of the USA PATRIOT Act.

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Section 7.15            Hazardous Materials. The Borrower will not, and will not permit ~~Holdings~~Parent or any of its Subsidiaries or agents to, cause or permit a Release or threat of Release of Hazardous Materials on, at, in, above, to, from or about any of the property where such Release or threat of Release would (a) violate, or form the basis for any Environmental Claims under, any Environmental Law or any Environmental Permit or (b) otherwise adversely impact the value or marketability of any property of any Loan Party or any of its Subsidiaries or any of the Collateral, other than such Release, violation or Environmental Claim as could not reasonably be expected to result in a material Environmental Liability.

Section 7.16            ~~Holding Companies~~Parent. The Borrower shall not permit ~~any Holding Company~~Parent to engage in any business or activity (including making or holding any Investment, incurring any Indebtedness or Liens, entering into any merger, consolidation or similar transaction or making any Disposition) other than (a) ~~(i) in the case of Holdings,~~ the ownership of all outstanding Equity Interests in the Borrower held by it on the Second Amendment Effective Date after the 2019 Reorganization Transactions and ~~(ii) in the case of the Parent, the ownership of Equity Interests of Holdings and its other Subsidiaries from time to time and, in each case,~~ making capital contributions with respect to Qualified Equity Interests of its Subsidiaries, (b) maintaining its corporate existence, (c) participating in tax, accounting and other administrative activities as the parent of any group of its Subsidiaries constituting part of the consolidated group of companies including ~~such Holding Company~~the Parent, (d) ~~in the case of Holdings,~~ the execution and delivery of the Loan Documents to which it is a party and the performance of its obligations thereunder, to the extent applicable, (e) the execution and delivery of the 2019 Restructuring Transaction Documents to which it is a party and the performance of its obligations thereunder, (f) the maintenance of its capital structure including the issuance~~,~~ of Equity Interests and entering into those agreements and arrangement incidental thereto, (g) receiving, declaring and making dividends and distributions to the extent permitted by Section 7.8, (h) holding any cash or property received in connection with dividends or distributions or payments permitted under Section 7.8 pending the prompt application of such proceeds to make such payment, to another permitted Restricted Payment or to the investment thereof~~, directly or indirectly,~~ in the Borrower; (i) holding directors’ and members’ meetings, preparing corporate and similar records and other activities required to maintain its separate existence or other legal structure, (j) preparing reports to, and preparing and making notices to and filings with, Governmental Authorities and to its holders of Equity Interests~~,~~ and (k) ~~in the case of Parent, other transactions in the ordinary course of business (including without limitation the making of Investments and the formation or acquisition of new Subsidiaries) as permitted by its constituent documents, other than the incurrence of Indebtedness or Liens (other than Liens securing deposits relating to Investments by the Parent prior to the consummation thereof) and (l)~~ activities incidental to the businesses or activities described in clauses (a) through (~~k~~j) of this Section. ~~The Borrower shall not permit Liberty TopCo to incur any Indebtedness of the kind described in clauses (a), (b) or (e) of the definition of “Indebtedness” or, to the extent related thereto, clause (l) of such definition, or any Liens other than Liens securing deposits relating to Investments by Liberty Topco prior to the consummation thereof.~~

Article 8

Events of Default

Section 8.1               Events of Default. Any of the following shall constitute an Event of Default:

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(a)                Non-Payment of Principal or L/C Disbursement. Any Loan Party shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any L/C Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise.

(b)                Other Non-Payment. Any Loan Party shall fail to pay any interest on any Loan or on any reimbursement obligation in respect of any L/C Disbursement or any fee, commission or any other amount (other than an amount referred to in clause (a) of this Section) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days.

(c)                Representations and Warranties. Any representation or warranty made or deemed made by or on behalf of any Loan Party or any of its Subsidiaries in or in connection with any Loan Document or any amendment or modification hereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made.

(d)                Specific Covenants. Any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Sections 6.3, 6.7, 6.8, 6.10, 6.15, 6.16 or 6.17 or in Article 7 or any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in the Guarantee Agreement or any Collateral Document to which it is a party.

(e)                Other Covenants. Any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document to which it is a party (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 10 days after the occurrence thereof (in the case of Section 6.1, 6.2(a), 6.12 or 6.14) or 30 days after the occurrence thereof (in the case of any other covenant, condition or agreement).

(f)                 Cross Default - Payment Default on Material Indebtedness. Any Loan Party shall fail to make any payment (whether of principal, interest or otherwise and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable (after giving effect to any applicable notice, cure or grace period).

(g)                Other Cross-Defaults. (i) Any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or payment date, or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due prior to their scheduled maturity or payment date or to require the prepayment, repurchase, redemption or defeasance thereof prior to their scheduled maturity or payment date (in each case after giving effect to any applicable notice and any applicable cure period), provided that this clause (g) shall not apply to secured Indebtedness that becomes due solely as a result of the voluntary sale, transfer or other disposition of the property or assets securing such Indebtedness; or (ii) any Loan Party or any of its Subsidiaries shall breach or default on any payment obligation constituting a Swap Agreement Obligation.

(h)                Involuntary Proceedings. An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or any of its Subsidiaries or its debts, or of a substantial part of its assets, under any Debtor Relief Law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered.

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(i)                 Voluntary Proceedings. Any Loan Party or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Debtor Relief Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or any of its Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.

(j)                 Inability to Pay Debts. Any Loan Party or any of its Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

(k)                Judgments. (i) One or more judgments for the payment of money in an aggregate amount in excess of the Threshold Amount shall be rendered against any Loan Party or any of its Subsidiaries or any combination thereof (which shall not be fully covered (without taking into account any applicable deductibles) by insurance from an unaffiliated insurance company with an A.M. Best financial strength rating of at least A-, it being understood that even if such amounts are covered by insurance from such an insurance company, such amounts shall count against such basket if responsibility for such amounts has been denied by such insurance company) or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and, in either case, the same shall remain undischarged or unbonded for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or any of its Subsidiaries to enforce any such judgment.

(l)                 ERISA Events. (i) An ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of any Loan Party or any of its Subsidiaries (or in the case of an ERISA Event described in subsection (b) of the definition of that term in Section 1.1, could reasonably be expected to subject any Loan Party, any of its Subsidiaries, any Pension Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any Pension Plan or trust to a tax or penalty on “prohibited transactions” under Section 502 of ERISA or Section 4975 of the Code) in an aggregate amount exceeding the Threshold Amount for all periods, (ii) an ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan that constitutes grounds for appointment of a trustee for or termination by the PBGC of any Pension Plan or Multiemployer Plan; (iii) a Loan Party or ERISA Affiliate shall fail to pay when due any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan; (iv) any event similar to the foregoing shall occur or exist with respect to a Foreign Plan; or (v) there shall be at any time a Lien imposed against the assets of any Loan Party or ERISA Affiliate under Section 412 or Section 430 of the Code or Sections 302, Section 303, or Section 4068 of ERISA.

(m)              Invalidity of Loan Documents. Any Loan Document shall cease, for any reason, to be in full force and effect, or any Loan Party shall so assert in writing or shall disavow any of its obligations thereunder.

(n)                Liens. Any Lien purported to be created under any Collateral Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on a material portion of the Collateral, with the priority required by the applicable Collateral Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Administrative Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Security Agreement.

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(o)                Licenses. There shall occur the loss, suspension or revocation of, or failure to renew any license or permit now held or hereafter acquired if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect.

(p)                Change of Control. A Change of Control shall occur.

(q)                Subordination. The subordination provisions of the documents evidencing or governing any Junior Debt (the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable Junior Debt; or (ii) either Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the L/C Issuer or (C) that all payments of principal of or premium and interest on the applicable Junior Debt, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions.

Section 8.2               Remedies Upon Event of Default. If any Event of Default occurs and is continuing, then, and in every such event (other than an event described in Section 8.1(h) or (i)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions (whether before or after the Closing Date), at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan Documents, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and (iii) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto) and thereupon such Cash Collateral shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and in case of any event described in Section 8.1(h) or (i), the Commitments shall automatically terminate (whether before or after the Closing Date) the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of each Loan Party accrued under the Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and Cash Collateral for the L/C Obligations as described above shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

Section 8.3               Application of Funds. After the exercise of remedies provided for in Section 8.2 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in Section 2.10), any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in the following order:

First, to the payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article 3), in each case payable to the Administrative Agent in its capacity as such;

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Second, to the extent of any excess of such proceeds, to the payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the L/C Issuer and the L/C Fronting Fee), in each case payable to the L/C Issuer in its capacity as such;

Third, to the extent of any excess of such proceeds, to the payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts, payable to the Credit Parties (including fees, charges and disbursements of counsel to the respective Credit Parties and amounts payable under Article 3 but excluding fees described in Section 3.2(b)), ratably among them in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to the extent of any excess of such proceeds, to the payment of that portion of the Secured Obligations constituting accrued and unpaid fees under Section 3.2(b) and interest on the Loans, L/C Obligations and other Secured Obligations, ratably among the Credit Parties in proportion to the respective amounts described in this clause Fourth payable to them;

Fifth, to the extent of any excess of such proceeds, to the payment of that portion of the Secured Obligations constituting unpaid principal of the Loans and L/C Obligations, the Cash Management Obligations and the Swap Agreement Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fifth held by them;

Sixth, to the extent of any excess of such proceeds, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

Seventh, to the extent of any excess of such proceeds, to the payment of all other Secured Obligations of the Loan Parties owing under or in respect of the Loan Documents that are due and payable to the Credit Parties, or any of them, on such date, ratably based on the respective aggregate amounts of all such Secured Obligations owing to the Administrative Agent and the Lenders on such date; and

Last, to the extent of any excess of such proceeds, the balance, if any, after all of the Secured Obligations (other than unasserted contingent indemnification and unasserted expense reimbursement obligations in each case not yet due and payable) have been paid in full, to the Borrower or as otherwise required by law.

Subject to Section 2.10, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the Secured Obligations, if any, in the order set forth above. Notwithstanding anything to the contrary set forth above, Excluded CEA Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section.

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Article 9

The Administrative Agent

Section 9.1               Appointment and Authority. Each of the Lenders and the L/C Issuer hereby irrevocably appoints ~~Citizens Bank~~CIBC to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 9.2               Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

Section 9.3               Exculpatory Provisions.

(a)                The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(i)                 shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii)               shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(iii)             shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

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(b)                The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 8.2 and Section 11.2), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender or the L/C Issuer.

(c)                The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Credit Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Credit Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

(d)                The Administrative Agent shall not be responsible or have any liability for, or have any duty to investigate a violation or potential violation of an Environmental Law or a Release or threat of Release of a Hazardous Material pursuant to Section 6.13, nor shall it have any liability for any action it takes or does not take in connection with any such investigation.

Section 9.4               Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 9.5               Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Credit Facility as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

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Section 9.6               Resignation of Administrative Agent.

(a)                The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in New York, New York, or an Affiliate of any such bank with an office in New York, New York. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b)                If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c)                With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.3 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

Section 9.7               Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

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Section 9.8               No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Lead Arrangers or any agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Credit Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

Section 9.9               Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or reimbursement for any L/C Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a)                to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Loan Document Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Section 10.3) allowed in such judicial proceeding; and

(b)                to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent Section 10.3.

Section 9.10            Collateral and Guarantee Matters.

(a)                The Secured Parties irrevocably authorize the Administrative Agent, at its option and in its discretion,

(i)                 to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (A) at the Termination Date, (B) that is sold or otherwise Disposed of or to be sold or otherwise Disposed of as part of or in connection with any sale or other Disposition permitted under the Loan Documents (including all of the Collateral of a Guarantor which is released from its obligations under the Loan Documents pursuant to clause (iii) below); provided, however, any sale or Disposition of all or substantially all of the Collateral or all or substantially all of the value of the Guarantees under the Guarantee Agreement shall be subject to Section 10.2(b), or (C) subject to Section 10.2, if approved, authorized or ratified in writing by the Required Lenders;

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(ii)               to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.2(d); and

(iii)             to release any Guarantor from its obligations under the Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents, provided, however, that the release of all or substantially all of the Collateral or all or substantially all of the value of the Guarantees under the Guarantee Agreement shall be subject to Section 10.2(b).

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Loan Documents pursuant to this Section 9.10.

(b)                The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

Section 9.11            Compliance with Flood Insurance Laws. The Administrative Agent has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the Flood Insurance Laws and will post on the applicable electronic platform (or otherwise distribute to each Lender documents that it receives in connection with the Flood Insurance Laws (collectively, the “Flood Documents”); provided, however that the Administrative Agent makes no representation or warranty with respect to the adequacy of the Flood Documents or their compliance with the Flood Insurance Laws. Each Lender acknowledges and agrees that it is individually responsible for its own compliance with the Flood Insurance Laws and that it shall, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, including the Flood Documents posted or distributed by the Administrative Agent, continue to do its own due diligence to ensure its compliance with the Flood Insurance Laws.

Section 9.12            Cash Management Obligations and Swap Agreement Obligations. Except as otherwise expressly set forth herein or in the Security Agreement, any other Collateral Document or any other Loan Document, no Person holding Cash Management Obligations or Swap Agreement Obligations that obtains the benefits of any Guarantee under the Guarantee Agreement or any Collateral by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral or amendment to any Loan Document (including any Collateral Document) other than in its capacity as a Lender or Administrative Agent and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article 9 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Cash Management Obligations or Swap Agreement Obligations except to the extent expressly required hereunder, provided that the Administrative Agent has received a Secured Obligation Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Person holding such Secured Obligations. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Cash Management Obligations and Swap Agreement Obligations in the case of the Termination Date.

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Article 10

Miscellaneous

Section 10.1            Notices.

(a)                Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

(i)                 if to any Loan Party, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.1;

(ii)               the Administrative Agent, the L/C Issuer or the Swingline Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.1; and

(iii)             if to any other Credit Party, the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)                Electronic Communications. Notices and other communications to the Credit Parties hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Credit Party pursuant to Article 2 if such Credit Party has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)                Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

(d)                Platform.

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(i)                 The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications available to the L/C Issuer and the other Lenders by posting the Communications on the Platform and that certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Loan Parties or their Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities.

(ii)               The Borrower hereby acknowledges hereby agrees that so long as any Loan Party is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Communications that may be distributed to the Public Lenders and that: (A) all such Communications shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” shall appear prominently on the first page thereof; (B) by marking such Communications “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Lead Arrangers and the Lenders to treat such Communications as not containing any material non-public information (although it may be sensitive and proprietary) with respect to any Loan Party or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Communications constitute Information, they shall be treated as set forth in Section 10.14); (C) all Communications marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (D) the Administrative Agent and the Lead Arrangers shall be entitled to treat any Communications that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”.

(iii)             The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of communications through the Platform.

Section 10.2            Waivers; Amendments.

(a)                No failure or delay by any Credit Party in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Credit Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan and/or the issuance, amendment, extension or renewal of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Credit Party may have had notice or knowledge of such Default at the time.

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(b)                Except as expressly provided by Section 2.11, Section 3.3(b), or in the other paragraphs of this Section 10.2, neither this Credit Agreement, any other Loan Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Loan Parties and the Required Lenders, or by the Loan Parties and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall:

(i)                 extend or increase any Commitment of any Lender without the written consent of such Lender or increase the L/C Sublimit without the consent of the L/C Issuer (it being understood that a waiver of (x) any condition precedent set forth in Article 4, (y) any Default or Event of Default or (z) a mandatory prepayment required by Section 2.7(b)(ii) shall not constitute an extension or increase of any Commitment of any Lender or an increase of the L/C Sublimit);

(ii)               reduce the principal amount of any Loan or any reimbursement obligation with respect to a L/C Disbursement, or reduce the rate of any interest, or reduce any fees or other amounts, payable under the Loan Documents, without the written consent of each Credit Party directly and adversely affected thereby; provided that only the consent of the Required Lenders shall be necessary to (1) amend or modify any Financial Covenant, any defined terms used therein or the definition of “Default Rate”, (2) waive any obligation of the Borrower to pay interest at the Default Rate, (3) waive any condition precedent set forth in Article 4, (4) waive any Default or Event of Default or (5) waive any mandatory prepayment required by Section 2.7(b)(ii) in each case, notwithstanding the fact that any such amendment, modification or waiver actually results in reduction in the rate of interest or fees;

(iii)             postpone any date scheduled for any payment of principal of, or interest on, any Loan or reimbursement obligation with respect to any L/C Disbursement, or any fees or other amounts payable hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone the stated termination or expiration of the Commitments or reduce the amount of or postpone the date of any prepayment required by Section 2.7(b) without the written consent of each Credit Party directly and adversely affected thereby (it being understood that a waiver of (x) any Default or Event of Default and (y) any mandatory prepayment required by Section 2.7(b)(ii) shall not constitute such a postponement);

(iv)              except as provided in Section 2.10 and subsection (c) below change any provision hereof in a manner that would alter the pro rata sharing of payments required by Section 2.8(b) or the pro rata reduction of Commitments required by Section 2.5(d), without the written consent of each Credit Party directly and adversely affected thereby;

(v)                change any of the provisions of this Section or the definition of the terms “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(vi)              amend, modify or waive any provision of Section 2.10 without the written consent of the Administrative Agent, the Swingline Lender and the L/C Issuer;

(vii)            change the currency in which any Commitment or Loan is, or is to be, denominated, Letters of Credit are to be issued or payment under the Loan Documents is to be made without the written consent of each Lender directly affected thereby;

(viii)          release any Guarantor from its Guarantee under the Guarantee Agreement (except as expressly provided therein or in Section 9.10), or limit its liability in respect of such Guarantee, without the written consent of each Lender; or

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(ix)              release all or substantially all of the Collateral from the Liens of the Loan Documents (except as expressly provided in the applicable Collateral Document or in connection with a transaction permitted by Section 7.3), without the consent of each Lender; and

provided, further, that no such amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties hereunder or under any other Loan Document of (A) the Administrative Agent, unless in writing executed by the Administrative Agent, (B) any L/C Issuer, unless in writing executed by such L/C Issuer and (C) any Swingline Lender, unless in writing executed by such Swingline Lender, in each case in addition to the Borrower and the Lenders required above.

(c)                Notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders, except that (x) the Commitment of any Defaulting Lender may not be increased or extended, or the maturity of any of its Loan may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders shall require the consent of such Defaulting Lender.

(d)                In addition, notwithstanding anything in this Section to the contrary, if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error or omission of a technical nature, in each case, in any provision of the Loan Documents, then the Administrative Agent and the Borrower shall be permitted to amend such provision, and, in each case, such amendment shall become effective without any further action or consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders to the Administrative Agent within ten Business Days following receipt of notice thereof.

Section 10.3            Expenses; Indemnity; Damage Waiver.

(a)                Costs and Expenses. The Loan Parties, jointly and severally, shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including Attorney Costs of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Credit Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lead Arranger or any Credit Party (including Attorney Costs of the Administrative Agent or any Credit Party), in connection with the enforcement or protection of its rights (whether through negotiations, legal proceedings or otherwise) (A) in connection with this Credit Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

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(b)                Indemnification by Loan Parties. The Loan Parties, jointly and severally, shall indemnify the Administrative Agent (and any sub-agent thereof), each Credit Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including Attorney Costs), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials at, on, under or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Claim or Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Loan Party, and regardless of whether any Indemnitee is a party thereto or (v) any government investigation, audit, hearing or enforcement action resulting from any Loan Party’s or any of its Affiliate’s noncompliance (or purported noncompliance) with any applicable Sanctions, other Anti-Terrorism Laws or Anti-Corruption Laws (it being understood and agreed that the Indemnitees shall be entitled to indemnification pursuant to this clause (including indemnification for fines, penalties and other expenses) regardless of whether any adverse finding is made against any Loan Party or any of its Affiliates), provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Loan Party against an Indemnitee for a material breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. To the extent that the indemnity set forth above in this paragraph shall be held to be unenforceable in whole or in part because it is violative of any law or public policy, the Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified amounts incurred by Indemnitees or any of them.

(c)                Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to such unpaid amounts owed to the L/C Issuer or the Swingline Lender solely in its capacity as such, only the Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this paragraph (c) are subject to the provisions of Section 2.8(d).

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(d)                Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Credit Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Credit Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e)                Payments. All amounts due under this Section 10.03 shall be payable promptly and in no event later than ten Business Days after demand therefor.

Section 10.4            Successors and Assigns.

(a)                Successors and Assigns Generally. The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of Credit Party) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

(b)                Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i)                 Minimum Amounts.

(A)              in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any Credit Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B)              in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 (or an integral multiple of $1,000,000 in excess thereof) unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

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(ii)               Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Credit Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Classes on a non-pro rata basis.

(iii)             Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:

(A)              the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender (other than a Defaulting Lender), an Affiliate of a Lender (other than a Defaulting Lender) or an Approved Fund, provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after written notice of such assignment shall have delivered to the Borrower;

(B)              the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of a Lender or an Approved Fund with respect to such Lender; and

(C)              the consent of the L/C Issuer and the Swingline Lender (in each case, such consent not to be unreasonably withheld or delayed) shall be required for any assignment.

(iv)              Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. In addition, each assignee shall, on or before the effective date of such assignment, deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States Taxes in accordance with Section 3.6(g).

(v)                No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof or (C) a Person who, at the time of such assignment, is a Sanctioned Person if such assignment would violate applicable law.

(vi)              No Assignment to Natural Persons. No such assignment shall be made to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person).

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(vii)            Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the prior written consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Credit Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Credit Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 3.5 and Section 10.3 with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this paragraph shall be treated, for purposes of this Credit Agreement, as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

(c)                Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)                Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than (w) a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person), (x) the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (y) any Defaulting Lender or any of its subsidiaries or (z) a Person who, at the time of such participation, is a Sanctioned Person if the sale of such participation would violate applicable law) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and each Credit Party shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement.

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Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 10.2(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.4, 3.5 and 3.6 (subject to the requirements and limitations therein, including the requirements under Section 3.6 (it being understood that the documentation required under Section 3.6(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.7 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.5 or 3.6, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from (x) a Change in Law that occurs after the Participant acquired the applicable participation or (y) the sale of the participation to such Participant is made with the consent of the Borrower. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.7(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.8 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.8(h) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Credit Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)                Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement and the Loan Documents to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f)                 Cashless Settlement. Notwithstanding anything to the contrary contained in this Credit Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Credit Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.

Section 10.5            Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Credit Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of any Loan Document and the making of any Loans and the issuance of any Letter of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any L/C Obligation or any fee or any other amount payable under the Loan Documents is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 3.4, 3.5, 3.6, 10.3, 10.9, and 10.10 and Article 9 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby or the Termination Date.

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Section 10.6            Counterparts; Integration; Effectiveness; Electronic Execution.

(a)                Counterparts; Integration; Effectiveness. This Credit Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Credit Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.1, this Credit Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Credit Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Credit Agreement.

(b)                Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 10.7            Severability. In the event any one or more of the provisions contained in this Credit Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 10.8            Right of Setoff. If an Event of Default shall have occurred and be continuing, each Credit Party and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by Credit Party or any such Affiliate to or for the credit or the account of any Loan Party or any of its Subsidiaries against any and all of the obligations of such Loan Party or such Subsidiary now or hereafter existing under this Credit Agreement or any other Loan Document to such Credit Party or Affiliate, irrespective of whether or not such Credit Party shall have made any demand under this Credit Agreement or any other Loan Document and although such obligations of such Loan Party or Subsidiary may be contingent or unmatured or are owed to a branch or office of such Credit Party different from the branch or office holding such deposit or obligated on such indebtedness, provided, that in the event that any Defaulting Lender shall exercise any right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.9 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Credit Party and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Credit Party and its Affiliates may have. Each Credit Party agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

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Section 10.9            Governing Law; Jurisdiction; Consent to Service of Process.

(a)                Governing Law. This Credit Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)                Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Credit Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Credit Agreement or in any other Loan Document shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Credit Agreement or any other Loan Document against the Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

(c)                Waiver of Objection to Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Credit Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)                Service of Process. Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1. Nothing in this Credit Agreement will affect the right of any party to this Credit Agreement to serve process in any other manner permitted by law.

Section 10.10        WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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Section 10.11        Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or Fraudulent Transfer Law, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate.

Section 10.12        Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Credit Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Credit Agreement.

Section 10.13        Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or L/C Obligation, together with all fees, charges and other amounts that are treated as interest thereon under applicable law (collectively the “charges”), shall exceed the maximum lawful rate (the “maximum rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding an interest in such Loan or L/C Obligation in accordance with applicable law, the rate of interest payable in respect of such Loan or L/C Obligation hereunder, together with all of the charges payable in respect thereof, shall be limited to the maximum rate and, to the extent lawful, the interest and the charges that would have been payable in respect of such Loan or L/C Obligation but were not payable as a result of the operation of this Section shall be cumulated, and the interest and the charges payable to such Lender in respect of other Loans or L/C Obligations or periods shall be increased (but not above the maximum rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 10.14        Treatment of Certain Information; Confidentiality.

(a)                Each Credit Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Credit Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Credit Agreement or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Credit Agreement or payments hereunder, (vii) on a confidential basis to (A) any rating agency in connection with rating the Borrower, its Subsidiaries or the Credit Facility or (B) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Credit Facility, (viii) with the consent of the Borrower or (ix) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section or (B) becomes available to the Administrative Agent, any Credit Party or any of their respective Affiliates on a non-confidential basis from a source other than the Borrower or (C) is independently generated by the Administrative Agent, any Credit Party or any of their respective Affiliates. In addition, the Administrative Agent and the Lenders may disclose the existence of this Credit Agreement and information about this Credit Agreement to market data collectors, league table providers and other similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Credit Agreement, the other Loan Documents, and the Commitments.

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(b)                For purposes of this Section, “Information” means all information received from any Loan Party or any of its Subsidiaries relating to any Loan Party or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent or any other Credit Party on a non-confidential basis prior to disclosure by any Loan Party or any Subsidiary or that is independently prepared by the Administrative Agent or any other Credit Party, provided that, in the case of information received from any Loan Party or any of its Subsidiaries after the Agreement Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, “Information” shall not include, and each Credit Party (and their Affiliates and respective partners, directors, officers, employees, agents, advisors and representatives) may disclose to any and all persons, without limitation of any kind, any information with respect to the U.S. federal income tax treatment and U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such Credit Party relating to such tax treatment and tax structure.

(c)                The Loan Parties agree, on behalf of themselves and their Affiliates, that they will not in the future issue any press releases or other public disclosure using the name of the Administrative Agent or any Lender or their respective Affiliates or referring to this Credit Agreement or any of the other Loan Documents without the prior written consent of such Person, unless (and only to the extent that) the Loan Parties or such Affiliate is required to do so under law and then, in any event, the Loan Parties or such Affiliate will consult with such Person before issuing such press release or other public disclosure.

(d)                The Loan Parties consent to the publication by the Administrative Agent or any Lender of customary advertising material relating to the Transactions using the name, product photographs, logo or trademark of the Loan Parties.

Section 10.15        USA PATRIOT Act Notice. Each Lender that is subject to the USA PATRIOT Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act. The Borrower shall, and shall cause each Subsidiary to, provide such information and take such actions as are reasonably requested by the Administrative Agent or any Lender in order to assist the Administrative Agent and the Lenders in maintaining compliance with the USA PATRIOT Act.

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Section 10.16        No Fiduciary Duty. Each Loan Party agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, such Loan Party and its Affiliates, on the one hand, and the Administrative Agent, each Lead Arranger, each Syndication Agent, the other Credit Parties and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, each Lead Arranger, each Syndication Agent, the other Credit Parties or their respective Affiliates and no such duty will be deemed to have arisen in connection with any such transactions or communications.

Section 10.17        Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                 a reduction in full or in part or cancellation of any such liability;

(ii)               a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Credit Agreement or any other Loan Document; or

(iii)             the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 10.18        [Reserved].

Section 10.19        Certain ERISA Matters.

(a)                Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)                 such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

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(ii)               the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Credit Agreement,

(iii)             (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Credit Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Credit Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Credit Agreement, or

(iv)              such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)                In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i)                 none of the Administrative Agent, or any Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Credit Agreement, any Loan Document or any documents related to hereto or thereto),

(ii)               the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Credit Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)             the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Credit Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Loan Document Obligations),

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(iv)              the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Credit Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Credit Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)                no fee or other compensation is being paid directly to the Administrative Agent, or any Lead Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Credit Agreement.

(c)                The Administrative Agent and each Lead Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Credit Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

~~LIBERTY TAX, INC.~~Franchise Group Intermediate L 2, LLC, as the Borrower

By:
Name:
Title:

~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as the Administrative Agent, Swingline Lender and L/C Issuer and as a Lender

By:
Name:
Title:

[LENDERS], as a Lender

By:
Name:
Title:

~~SCHEDULE 2.1~~

~~COMmitMENTS~~

~~Lender~~	~~Commitment~~
~~Citizens Bank, N.A.~~	~~$50,000,000~~
~~CIBC Bank USA~~	~~$30,000,000~~
~~First Tennessee Bank, N.A.~~	~~$30,000,000~~
~~Union Bank & Trust~~	~~$15,000,000~~
~~Republic Bank & Trust Company~~	~~$10,000,000~~
~~Totals:~~	~~$135,000,000~~

~~SCHEDULE 5.6~~

~~DISCLOSED MATTERS~~

~~None.~~

~~SCHEDULE 5.13~~

~~SUBSIDIARIES~~

~~Name~~	~~Jurisdiction of Incorporation or Organization~~	~~Owner~~	~~Percentage of Ownership~~	~~Excluded Subsidiary?~~	~~Equity Pledged Pursuant to Security Agreement?~~
~~JTH Tax, Inc.~~	~~Delaware~~	~~Liberty Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~SiempreTax+ LLC~~	~~Virginia~~	~~Liberty Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~JTH Financial, LLC~~	~~Virginia~~	~~Liberty Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~WeFile Inc.~~	~~Virginia~~	~~JTH Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~JTH Properties 1632, LLC~~	~~Virginia~~	~~JTH Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~LTS Properties, LLC~~	~~Virginia~~	~~JTH Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~LTS Software Inc.~~	~~Virginia~~	~~JTH Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~JTH Tax Office Properties, LLC~~	~~Virginia~~	~~JTH Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~360 Accounting Solutions LLC~~	~~Virginia~~	~~JTH Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~JTH Court Plaza, LLC~~	~~Virginia~~	~~JTH Tax, Inc.~~	~~100%~~	~~No~~	~~Yes~~
~~Liberty Tax Holding Corporation~~	~~Ontario~~	~~JTH Tax, Inc.~~	~~100%~~	~~Yes~~	~~Yes~~
~~Liberty Tax Service, Inc.~~	~~Ontario~~	~~JTH Tax, Inc.~~	~~60%~~	~~Yes~~	~~Yes~~
~~Liberty Tax Service, Inc.~~	~~Ontario~~	~~Liberty Tax Holding Corporation~~	~~40%~~	~~Yes~~	~~No~~
~~Trilogy Software, Inc.~~	~~Ontario~~	~~Liberty Tax, Inc.~~	~~20%~~	~~Yes~~	~~No~~

~~SCHEDULE 5.14~~

~~INSURANCE~~

~~Type of Insurance~~	~~Carrier~~	~~Policy Number~~	~~Expiration Date~~	~~Coverage Amount~~
~~Property~~ 	~~The Hartford~~	~~10 UUN HH3136~~	~~10/01/19~~	~~Building & Business Personal Property Limit - $19,674,000 Business Income and Extra Expense - $20,000,000~~
~~General Liability~~	~~The Hartford~~	~~10 UUN HH3136~~	~~10/01/19~~	~~$1,000,000~~
~~Workers’ Compensation~~	~~The Hartford~~	~~10 WE AB8YUT~~	~~10/01/19~~	~~Statutory~~
~~Employers Liability Insurance~~	~~The Hartford~~	~~10 WE AB8YUT~~	~~10/01/19~~	~~$1,000,000~~
~~Commercial Automobile~~	~~The Hartford~~	~~10 UUN HH3136~~	~~10/01/19~~	~~$1,000,000~~
~~Umbrella Liability~~	~~The Hartford~~	~~10 RHU HH2805~~	~~10/01/19~~	~~$10,000,000~~
~~Employment Practices Liability~~	~~AIG~~	~~02-602-97-84~~	~~10/30/19~~	~~$7,500,000~~
~~Fiduciary~~	~~AIG~~	~~02-590-40-03~~	~~10/30/19~~	~~$5,000,000~~
~~Crime~~	~~AIG~~	~~02-590-58-96~~	~~10/30/19~~	~~$3,000,000~~
~~Cyber / Errors & Omissions~~	~~Sompo~~ 	~~PR010005075504~~	~~10/30/19~~	~~$10,000,000~~
~~Directors & Officers~~	~~AIG~~	~~02-602-97-91~~	~~10/30/19~~	~~$10,000,000~~

~~SCHEDULE 5.16(a)~~

~~UCC FILING OFFICES~~

~~For Liberty Tax, Inc. and JTH Tax, Inc.:~~

~~Delaware Division of Corporations~~

~~401 Federal St. – Ste. 4~~

~~Dover, DE 19901~~

~~All other Subsidiaries:~~

~~State Corporation Commission - Commonwealth of Virginia~~

~~Clerk’s Office, UCC Section~~

~~P.O. Box 1197~~

~~Richmond, Virginia 23218~~

~~SCHEDULE 6.15~~

~~POST-CLOSING OBLIGATIONS~~

~~1. The Loan Parties shall deliver, or cause to be delivered, to the Administrative Agent within 10 days after the Closing Date, to the extent not delivered on or before the Closing Date, all stock certificates or other instruments (if any) representing Pledged Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank, as may be required by the Collateral and Guarantee Requirement.~~

~~2. The Loan Parties shall deliver, or cause to be delivered, to the Administrative Agent within 10 Business Days after the Closing Date evidence of the proper filing of a UCC-3 amendment with the Commonwealth of Virginia State Corporation Commission with respect to the UCC Financing Statement File No. 19-03-12-6523-4, filed on March 12, 2019 with the Commonwealth of Virginia State Corporation Commission, naming Chrysalis4Wealth, Inc. and Liberty Tax, as Debtors, and Independence Bank, as the Secured Party, which UCC-3 amendment shall (a) remove Liberty Tax as a debtor therefrom and (b) correct the debtor name thereon to “Chrysalis4Wealth, Inc. d/b/a Liberty Tax Service #7821”.~~

~~3. The Loan Parties shall deliver, or cause to be delivered, to the Administrative Agent within 30 days after the Closing Date (a) a fully executed amendment to the Credit Line Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing relating to real property located at 1716 Corporate Landing Parkway, Virginia Beach, Virginia (the “Deed of Trust”), by LTS Properties, LLC, as grantor, to and in favor of Stanley J. Wrobel, as Trustee, for the benefit of First Tennessee Bank, N.A., as Beneficiary, which amendment shall permit under the Deed of Trust the Liens on the Collateral granted to the Administrative Agent under the Loan Documents and shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and (b) evidence that such amendment to the Deed of Trust has been properly recorded in the local land records of Virginia Beach, Virginia.~~

~~4. The Loan Parties shall deliver, or cause to be delivered, to the Administrative Agent within 30 days after the Closing Date endorsements in respect of the insurance policies of the Loan Parties evidencing compliance with Section 6.10 of the Credit Agreement.~~

~~5. The Loan Parties shall deliver, or cause to be delivered, to the Administrative Agent within 90 days after the Closing Date a fully executed Control Agreement (as defined in the Security Agreement) with respect to each Deposit Account (as defined in the Security Agreement) of any Loan Party, other than Excluded Accounts (as defined in the Security Agreement) and Local Deposit Accounts (as defined in the Security Agreement).~~

~~6. Within 30 days after the earlier to occur of (a) the date on which ACA Healthquest, LLC, a Virginia limited liability company (“ACA”), is reinstated as a limited liability company in good standing in its jurisdiction of formation or (b) the first date on which any Loan Party makes any Investment in ACA or ACA acquires any asset or property, the Loan Parties shall cause ACA to comply with the requirements set forth in Section 6.12(c) (Further Assurances) of the Credit Agreement.~~

~~SCHEDULE 7.1~~

~~EXISTING INDEBTEDNESS~~

~~Payee~~	~~Company~~	~~Note Purpose~~	~~Date of Issue~~	~~Maturity Date~~	~~Unpaid Balance~~
~~Mortgage:~~
~~First Tennessee Bank~~ 	~~LTS Properties, LLC~~	~~Mortgage~~	~~12/06/2016~~	~~12/1/2026~~	~~1,922,800.00~~
~~First Tennessee Bank~~	~~Liberty Tax, Inc.~~	~~Guaranty~~	~~12/06/2016~~	~~12/1/2026~~	~~1,922,800.00~~
~~Credit Line Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing by LTS Properties, LLC in favor of First Tennessee Bank National Association, covering certain real and personal property located at 1716 Corporate Landing Parkway, Virginia Beach, VA.~~
~~Payment obligations under Purchase and Sale Agreements and/or Buy Back Agreements with Franchisees to buy back certain franchise territories:~~
~~Quantum Investments~~	~~JTH Tax, Inc.~~	~~Acquired Territories~~	~~5/27/2016~~	~~6/20/2019~~	~~206,578.01~~
~~Bablu Shahbuddin~~	~~JTH Tax, Inc.~~ 	~~Acquired Territories~~	~~7/31/2016~~	~~7/1/2019~~	~~9,108.36~~
~~Cinnamon Stoval~~	~~JTH Tax, Inc.~~ 	~~Acquired Territories~~	~~5/31/2017~~	~~5/1/2022~~	~~20,000.00~~
~~Raymond D. Nations~~	~~JTH Tax, Inc.~~	~~Acquired Territories~~	~~11/26/2018~~	~~5/15/2019~~	~~17,002.58~~
~~The Fat Slobs, LLC~~	~~JTH Tax, Inc.~~ 	~~Acquired Territories~~	~~1/10/2019~~	~~5/15/2019~~	~~15,045.09~~
~~Hauser Holdings, Inc.~~ 	~~Liberty Tax Service, Inc. (Canada)~~	~~Acquired Territories~~	~~10/9/2018~~	~~5/31/2022~~	~~209,324.64 CAD$~~
~~Payment obligations under Purchase and Sale Agreements and/or Buy Back Agreements with Franchise Area Developers to buy back certain area developer rights:~~
~~DAT, LLC~~	~~JTH Tax, Inc.~~ 	~~Acquired Area~~	~~4/30/2018~~	~~5/6/2019~~	~~297,552.50~~
~~Capitalized Lease Obligations:~~
~~CSI Leasing~~	~~Liberty Tax Service, Inc. (Canada)~~	~~Server~~	~~01/19/2019~~	~~01/19/2022~~	~~60,729 CAD$~~

~~SCHEDULE 7.2~~

~~EXISTING LIENS~~

~~LTS PROPERTIES, LLC~~
~~Jurisdiction~~	~~File Number~~	~~Original Financing Statement, Continuation~~	~~Secured Party~~	~~Filing Date~~
~~Virginia State Corporation Commission~~	~~1702133863-7~~	~~Original Financing Statement~~	~~First Tennessee Bank National Association~~	~~02/13/2017~~
~~City of Virginia Beach~~	~~20170000055720~~	~~Original Financing Statement~~	~~First Tennessee Bank National Association~~	~~1/20/17~~

~~Credit Line Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing by LTS Properties, LLC in favor of First Tennessee Bank National Association, covering certain real and personal property located at 1716 Corporate Landing Parkway, Virginia Beach, VA.~~

~~SCHEDULE 7.4~~

~~EXISTING INVESTMENTS~~

~~Liberty Tax Service, Inc. owns 20% of Trilogy Software, Inc.~~

~~SCHEDULE 7.10~~

~~EXISTING RESTRICTIONS~~

~~None.~~

~~SCHEDULE 10.1~~

~~NOTICE INFORMATION~~

~~If to the Administrative Agent, Swingline Lender or L/C Issuer:~~

~~Citizens Bank, N.A.~~

~~20 Cabot Road~~

~~Medford, MA 02155~~

~~Attention: Kendra Walfield~~

~~Phone: 781-655-4087~~

~~Email: Kendra.Walfield@citizensbank.com~~

~~If to any Loan Party:~~

~~c/o Liberty Tax, Inc.~~

~~1716 Corporate Landing Parkway~~

~~Virginia Beach, VA 23454~~

~~Attn: Michael S. Piper, Chief Financial Officer~~

~~Telephone: (757) 301-8072~~

~~Email: msp@libtax.com~~

~~with a copy to:~~

~~Troutman Sanders LLP~~

~~222 Central Park Avenue, Suite 2000~~

~~Virginia Beach, VA 23462~~

~~Attention: John M. Ramirez, Esq.~~

~~Telephone: (757) 687-7559~~

~~Email: John.Ramirez@troutman.com~~

EXHIBIT A

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, any Letters of Credit and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

___________________

[1]	NTD: For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]	NTD: For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	NTD: Select as appropriate.

[4]	NTD: Include bracketed language, if appropriate, if there are either multiple Assignors or multiple Assignees.

1.                   Assignor[s]: _________________________________

2.                   Assignee[s]: _________________________________

[Assignee is an [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower: Franchise Group ~~Intermdiate~~Intermediate L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to Liberty Tax, Inc., a Delaware corporation

4.                   Administrative Agent: ~~Citizens~~CIBC Bank~~, N.A.~~ USA, as the administrative agent under the Credit Agreement.

5.                   Credit Agreement: The Credit Agreement, dated as of May 16, 2019, among the Borrower, the Lenders party thereto and the Administrative Agent, as from time to time amended, restated, supplemented or otherwise modified.

6.                   Assigned Interest[s]:

Assignor[s][5]	Assignee[s][6]	Facility Assigned[7]	Aggregate Amount of Commitment/ Loans for all Lenders[8]	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans[9]
			$____________	$____________	____%
			$____________	$____________	____%
			$____________	$____________	____%

7.                   Trade Date: [_____ __], 20[__]10

8.                   Effective Date: [_____ __], 20[__]11

[Signature pages follow]

___________________

[5]	NTD: List each Assignor, as appropriate.

[6]	NTD: List each Assignee, as appropriate.

[7]	NTD: Fill in the commitment(s) that are being assigned under this Assignment (e.g. “Revolving Commitment,” ~~“Term Loan Commitment,”~~ etc.).

[8]	NTD: Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[9]	NTD: Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[10]	NTD: To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

11       NTD: To be inserted by Administrative Agent and which shall be the Effective Date of recordation of transfer in the register therefor.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S][12]
[NAME OF ASSIGNOR]

By:
Title:
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S][13]
[NAME OF ASSIGNEE]

By:
Title:
[NAME OF ASSIGNEE]

By:
Title:

___________________

[12]	NTD: Add additional signature blocks as needed.

13        NTD: Add additional signature blocks as needed.

[Consented to and][14] Accepted:
~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent

By:
Title:

[Consented to:][15]
[NAME OF RELEVANT PARTY]

By:
Title:

___________________

14 NTD: To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

15 NTD: To be added only if the consent of the Borrower and/or other parties (e.g. Swingline Lender, L/C Issuer) is required by the terms of the Credit Agreement.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.       Representations and Warranties

1.1       Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2       Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 10.4(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.       Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3.       General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

2

EXHIBIT B-1

FORM OF COMMITTED LOAN NOTICE

[Date]

~~Citizens~~CIBC Bank~~, N.A.~~ USA, as Administrative Agent

[__]

[__]

~~20 Cabot Road~~

~~Medford, MA 02155~~

Attention: ~~Kendra Walfield~~[__]

Email: ~~Kendra.Walfield@citizensbank.com~~[__]

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of May 16, 2019, among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation, the Lenders party thereto and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1.                   Borrowings.[16] Pursuant to Section 2.2 of the Credit Agreement, the Borrower hereby irrevocably requests the following Borrowing[s] of Revolving Loans under the Credit Agreement and sets forth below the information relating to such Borrowing[s] (the “Proposed Borrowing”) as required by Section 2.2 of the Credit Agreement:

(a)                The Business Day of the Proposed Borrowing is [________ __], 20[__].

(b)                The Class, Type and amount of the Loans comprising the Proposed Borrowing, in the case of LIBOR Borrowings and the initial Interest Period applicable thereto are as follows:

Class of Borrowings	Type of Borrowing (ABR or LIBOR)	Amount[17]	Initial Interest Period
__ months
__ months

(c)                The location and number of the Borrower’s account to which funds are to be disbursed is:

Bank:
ABA #:
Account #:
Account Name:

___________________

16 NTD: Include this Section if Borrowings are being requested. Delete inapplicable bracketed terms.

17 NTD: Must be a minimum of the Borrowing Minimum or a whole multiple of the Borrowing Multiple in excess thereof.

2.                   Certifications with respect to all Borrowings.18 The Borrower hereby certifies that on the date hereof as well as on the date of the Proposed Borrowing, (a) each of the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects, in each case on and as of the date hereof as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (b) no Default exists or would result from such Proposed Borrowing or from the application of the proceeds therefrom.

3.                   Conversions and Continuations. Pursuant to Section 2.2 of the Credit Agreement, the Borrower hereby irrevocably requests a [conversion] [continuation] under the Credit Agreement and sets forth below the information relating to such [conversion] [continuation] (the “Proposed [Conversion] [Continuation]”):

(a)                The Business Day of the Proposed [Conversion] [Continuation] is [________ __], 20[__].

(b)                The Class, Type and amount of the Proposed [Conversion] [Continuation], in the case of LIBOR Borrowings, the initial Interest Period are as follows:

Class of Borrowings	Type of Borrowing (ABR or LIBOR) being [Converted] [Continued]	Amount[19]	Interest Period
__ months
__ months

Delivery of an executed counterpart of this Committed Loan Notice by facsimile or other electronic method of transmission shall be effective as delivery of an original executed counterpart of this Committed Loan Notice.

[Signature page follows]

___________________

[18]	NTD: Include this Section if Borrowings are being requested.

19        NTD: Must be a minimum of the Borrowing Minimum or a whole multiple of the Borrowing Multiple in excess thereof.

2

IN WITNESS WHEREOF, the Borrower has caused this Committed Loan Notice to be executed as of the date and year first written above.

FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT B-2

FORM OF SWINGLINE LOAN NOTICE

[Date]

~~Citizens~~CIBC Bank~~, N.A.~~ USA, as Administrative Agent and as Swingline Lender

[__]

[__]

~~20 Cabot Road~~

~~Medford, MA 02155~~

Attention: ~~Kendra Walfield~~[__]

Email: ~~Kendra.Walfield@citizensbank.com~~[__]

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of May 16, 2019, among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation, the Lenders party thereto and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

1.                   Pursuant to Section 2.3 of the Credit Agreement, the Borrower hereby irrevocably requests a Swingline Loan under the Credit Agreement and sets forth below the information relating to such Swingline Loan (the “Proposed Swingline Loan”) as required by Section 2.3 of the Credit Agreement:

(a)                The Business Day of the Proposed Swingline Loan is [________ __], 20[__].

(b)                The aggregate amount of the Proposed Swingline Loan is $[___________].20

(c)                The maturity date of the Proposed Swingline Loan is [________ __], 20[__].21

(d)                The location and number of the Borrower’s account to which funds are to be disbursed is:

Bank:
ABA #:
Account #:
Account Name:

2.                   Certifications with respect to all Borrowings. The Borrower hereby certifies that on the date hereof as well as on the date of the Proposed Swingline Loan, (a) each of the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects, in each case on and as of the date hereof as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (b) no Default exists or would result from such Proposed Swingline Loan or from the application of the proceeds therefrom.

___________________

[20]	NTD: Must be a minimum of the Borrowing Minimum or a whole multiple of the Borrowing Multiple in excess thereof.

21        NTD: Not later than seven Business Days after the making of the Swingline Loan.

Delivery of an executed counterpart of this Swingline Loan Notice by facsimile or other electronic method of transmission shall be effective as delivery of an original executed counterpart of this Swingline Loan Notice.

[Signature page follows]

2

IN WITNESS WHEREOF, the Borrower has caused this Swingline Loan Notice to be executed as of the date and year first written above.

FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation

By:
Name:
Title:

EXHIBIT C-1

FORM OF REVOLVING LOAN NOTE

[_______ __], 20[__]

FOR VALUE RECEIVED, FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), hereby promises to pay [___________] (the “Lender”) or its registered assigns the unpaid principal amount of the Revolving Loans made by the Lender to the Borrower, in the amounts and at the times set forth in the Credit Agreement, dated as of May 16, 2019, among the Borrower, the Lenders party thereto and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and to pay interest from the date hereof on the principal balance of such Revolving Loans from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at the Administrative Agent’s Payment Office, in the currency in which such Loan is denominated in immediately available funds. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Revolving Loans evidenced by this Revolving Loan Note (this “Note”) are prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is subject to, and shall be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

The Lender is hereby authorized to record on the Schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (a) the date of each Revolving Loan made by the Lender, (b) the Type and amount thereof, (c) the interest rate (without regard to the Applicable Margin) and Interest Period applicable to each such Revolving Loan that is a LIBOR Loan, and (d) the date and amount of each conversion of, and each payment or prepayment of the principal of, each such Revolving Loan. The entries made on such Schedule shall be prima facie evidence of the existence and amounts of the obligations recorded thereon, provided that the failure to so record or any error therein shall not in any manner affect the obligation of the Borrower to repay such Revolving Loans in accordance with the terms of the Credit Agreement.

Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

Whenever in this Note a Person is referred to, such reference shall be deemed to include the successors and assigns of such Person. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents. No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Borrower, and by accepting this Note, the Lender, each hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the other Loan Documents, or for recognition or enforcement of any judgment, and the Borrower, and by accepting this Note, the Lender, each hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. The Borrower, and by accepting this Note, the Lender, each agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Note or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

The Borrower, and by accepting this Note, the Lender, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the other Loan Documents in any court referred to in the preceding paragraph hereof. The Borrower, and by accepting this Note, the Lender, hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

The Borrower, and by accepting this Note, the Lender, irrevocably consents to service of process in the manner provided for notices herein. Nothing herein will affect the right of the Lender to serve process in any other manner permitted by law.

THE BORROWER, AND BY ACCEPTING THIS NOTE, THE LENDER, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE BORROWER, AND BY ACCEPTING THIS NOTE, THE LENDER, EACH (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH OTHER PERSON HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

IN WITNESS WHEREOF, the Borrower has executed this Revolving Loan Note as of the date and year first written above.

FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation

By:
Name:
Title:

SCHEDULE TO REVOLVING LOAN NOTE

Date	Type of Revolving Loan	Amount of Revolving Loan	Currency of Revolving Loan	Amount of principal converted, repaid or prepaid	Interest Rate if LIBOR Loan[22]	Interest Period if LIBOR Loan	Notation Made By

___________________

22        NTD: Without regard to the Applicable Margin.

EXHIBIT C-2

FORM OF SWINGLINE LOAN NOTE

[_______ __], 20[__]

FOR VALUE RECEIVED, FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), hereby promises to pay ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA (the “Swingline Lender”) or its registered assigns the unpaid principal amount of the Swingline Loans made by the Swingline Lender to the Borrower, in the amounts and at the times set forth in the Credit Agreement, dated as of May 16, 2019, among the Borrower, the Lenders party thereto and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and to pay interest from the date hereof on the principal balance of such Swingline Loans from time to time outstanding at the rate or rates and at the times set forth in the Credit Agreement, in each case at [set out the Swingline Lender’s office for payments] or at such other place as the Swingline Lender may specify from time to time, in lawful money of the United States in immediately available funds. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Swingline Loans evidenced by this Swingline Loan Note (this “Note”) are prepayable in the amounts, and under the circumstances, and their respective maturities are subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is subject to, and shall be construed in accordance with, the provisions of the Credit Agreement and is entitled to the benefits and security set forth in the Loan Documents.

The Swingline Lender is hereby authorized to record on the Schedule annexed hereto, and any continuation sheets which the Swingline Lender may attach hereto, (a) the date of each Swingline Loan, (b) the maturity date applicable thereto, and (c) the date and amount of each payment or prepayment of the principal of each Swingline Loan. The entries made on such Schedule shall be prima facie evidence of the existence and amounts of the obligations recorded thereon, provided that the failure to so record or any error therein shall not in any manner affect the obligation of the Borrower to repay the Swingline Loans in accordance with the terms of the Credit Agreement.

Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

Whenever in this Note a Person is referred to, such reference shall be deemed to include the successors and assigns of such Person. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents. No failure or delay of the Swingline Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Swingline Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Borrower, and by accepting this Note, the Swingline Lender, each hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Note or the other Loan Documents, or for recognition or enforcement of any judgment, and the Borrower, and by accepting this Note, the Swingline Lender, each hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. The Borrower, and by accepting this Note, the Swingline Lender, each agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Note shall affect any right that the Swingline Lender may otherwise have to bring any action or proceeding relating to this Note or the other Loan Documents against the Borrower, or any of its property, in the courts of any jurisdiction.

The Borrower, and by accepting this Note, the Swingline Lender, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or the other Loan Documents in any court referred to in the preceding paragraph hereof. The Borrower, and by accepting this Note, the Swingline Lender, hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

The Borrower, and by accepting this Note, the Swingline Lender, irrevocably consents to service of process in the manner provided for notices herein. Nothing herein will affect the right of the Swingline Lender to serve process in any other manner permitted by law.

THE BORROWER, AND BY ACCEPTING THIS NOTE, THE SWINGLINE LENDER, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE BORROWER, AND BY ACCEPTING THIS NOTE, THE SWINGLINE LENDER, EACH (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH OTHER PERSON HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

2

IN WITNESS WHEREOF, the Borrower has executed this Swingline Loan Note as of as of the date and year first written above.

FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation

By:
Name:
Title:

3

SCHEDULE TO SWINGLINE LOAN NOTE

Date	Amount	Amount of principal repaid or prepaid	Maturity Date	Notation Made by

EXHIBIT D

FORM OF PERFECTION CERTIFICATE

[See Attached]

1

PERFECTION CERTIFICATE

[        ], 2019

Reference is made to (a) the Credit Agreement, dated as of May 16, 2019 among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as administrative agent (in such capacity, the “Administrative Agent”) (as the same may be amended, restated supplemented or otherwise modified from time to time, the “Credit Agreement”), and (b) the Pledge and Security Agreement, dated as of May 16, 2019 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), among the Borrower, the Guarantors party thereto (together with the Borrower, collectively, the “Loan Parties”; each, a “Loan Party”) and the Administrative Agent (as the same may be amended, restated supplemented or otherwise modified from time to time, the “Security Agreement”). Capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement or the Security Agreement, as applicable.

The undersigned, the Vice President and Chief Financial Officer of the Borrower, hereby certifies to the Administrative Agent and each other Secured Party as follows:

1.                   Applicable Date. All of the information set forth in this Perfection Certificate is true, correct and complete as of the Closing Date.

2.                   Legal Names and General Information.

(a)                Set forth below is the exact legal name of each Loan Party as it appears in its certificate of incorporation or formation (or analogous document), the date and jurisdiction of its organization, its Federal Employer Identification Number (or other analogous number) and its Organizational Identification Number (or other analogous number), if any:

Legal Name	Date and Jurisdiction of Organization	Federal Employer Identification Number	Organizational Identification Number

(b)                Each of the Loan Parties is a Registered Organization (within the meaning of Section 9-102(a)(70) of the Uniform Commercial Code).

3.                   Name Changes. Set forth below is the name of each Loan Party that changed its legal name within the five (5) years immediately preceding the date hereof, together with a list of each legal name used by such Loan Party during such five years and the period of use thereof during such five (5) years:

Loan Party	Former Name(s)	Period of Use

4.                   Other Names. Set forth below are all other names (including fictitious names, d/b/a’s, trade names and similar appellations) used by any Loan Party or any of its divisions or other unincorporated business units during the five (5) years immediately preceding the date hereof:

2

Loan Party	Trade Name(s) or Other Name(s)

5.                   Changes in Capital Structure; Transactions. Except as set forth in Schedule 5 hereto, no Loan Party has changed its identity or corporate structure in any way within five (5) years immediately preceding the date hereof. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 5 the information required by Sections 2, 3 and 4 of this Perfection Certificate as to each acquiree or constituent party to a merger or consolidation.

6.                   Other Acquisitions. Except as set forth in Schedule 6 hereto and other than in connection with any transaction referred to in Section 5 hereof, no Loan Party has acquired any property other than in the ordinary course of business.

7.                   Locations.

(a)                The chief executive office of each Loan Party is located at the address set forth opposite its name below and has been located at such location for at least the previous four (4) months:

Loan Party	Street Address	County	State

(b)                No property of any Loan Party is in the possession of a third party such as a warehouse, consignee or other bailee, except as follows

Loan Party	Name and Address of other Person	Nature of Relationship (e.g. Consignment)	Documents of Title Issued

(c)                No Loan Party maintains (or has maintained during the previous four (4) months) any place of business or keeps (or has kept during the previous four (4) months) any of its books and records or any other property or assets at any location other than the locations listed in Section 7(a) or (b) above and the following locations:

Loan Party	Location	Record Owner of Location

8.                   Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all promissory notes, Franchisee Notes and other evidence of Indebtedness (in each case, other than Excluded Franchisee Notes) held by each Loan Party, including all intercompany notes.

3

9.                   Advances. Attached hereto as Schedule 9 is a true and correct list of all outstanding loans or other advances in excess of $100,000 made by the Borrower to any Subsidiary or made by any Subsidiary to the Borrower or to any other Subsidiary (other than those identified on Schedule 8), which advanced will be on and after the date hereof evidenced by the Master Intercompany Note pledged to the Administrative Agent under the Security Agreement.

10.               Stock Ownership and other Equity Interests.

(a)                Attached hereto as Schedule 10(a) is a true and correct list of all of the issued and outstanding Equity Interests in each Loan Party or held by any Loan Party and the record and beneficial owners of such Equity Interests.

(b)                Attached hereto as Schedule 10(b) is a true and correct list of all Equity Interests held by any Loan Party that represents 50% or less of the Equity Interests of the entity in which such investment was made.

11.               Brokerage, Securities and Commodities Accounts. Attached hereto as Schedule 11 is a true and correct list of all brokerage accounts or other Securities Accounts and Commodities Accounts maintained by each Loan Party, including the name and address of the securities intermediary, the type of account, and the account number.

12.               Deposit Accounts. Attached hereto as Schedule 12 is a true and correct list of all Deposit Accounts maintained by each Loan Party, including the name and address of the depositary institution, the type of account, and the account number.

13.               Intellectual Property.

(a)                Attached hereto as Schedule 13(a) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Loan Party’s Patents, Patent Licenses, Trademarks, Trademark Licenses and Domain Names, including, where applicable, the name of the registered owner, the registration number and the expiration date of each such Patent, Patent License, Trademark and Trademark License.

(b)                Attached hereto as Schedule 13(b) in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Loan Party’s Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each such Copyright and Copyright License.

14.               Commercial Tort Claims. Attached hereto as Schedule 14 is a true and correct list of Commercial Tort Claims in excess of $100,000 held by any Loan Party, including a brief description thereof.

15.               Letter of Credit Rights. Attached hereto as Schedule 15 is a schedule setting forth is a list of all letters of credit issued in favor of any Loan Party, as beneficiary thereunder.

16.               Material Authorizations. Attached hereto as Schedule 16 is a schedule setting forth all licenses, approvals, permits or other authorizations issued by any Governmental Authority (each, an Authorization) which is material to the business of any Loan Party.

4

17.               Real Property. Attached hereto as Schedule 17 is a schedule setting forth each item of real property owned or leased by any Loan Party, indicating whether such real property is owned or leased by such Loan Party and, if leased, the name and address of the record owner thereof.

18.               Assignment of Claims Act. Attached hereto as Schedule 18 is a true and correct list of all written contracts between any Loan Party and the United States government or any department or agency thereof that have a remaining value of at least $100,000, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

[Signature page follows]

5

IN WITNESS WHEREOF, I have hereunto set my hand and the corporate seal of the Borrower as of the date first above-written.

FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation, as the Borrower

By:
Name:
Title:

6

Schedule 5 to Perfection Certificate

Changes in Identity or Corporate Structure Within Past Five Years

5

Schedule 6 to Perfection Certificate

Acquisitions of Property Other Than in the Ordinary Course of Business

6

Schedule 8 to Perfection Certificate

Debt Instruments

Maker	Payee	Date	Amount

8

Schedule 9 to Perfection Certificate

Advances

Lender	Borrower	Date	Amount

9

Schedule 10(a) to Perfection Certificate

Equity Interests of Loan Parties in Subsidiaries

Entity	Owner	Number and Class of Shares or Interests Owned	Certificate No. (if certificated)	Percent Owned

10

Schedule 10(b) to Perfection Certificate

Other Equity Interests

Entity	Owner	Number and Class of Shares or Interests Owned	Certificate No. (if certificated)	Percent Owned

11

Schedule 11 to Perfection Certificate

Brokerage and Other Securities Accounts

Loan Party	Name and Address of Securities Intermediary	Account No.	Type of Account

Commodities Accounts

Loan Party	Name and Address of Commodities Intermediary	Account No.	Type of Account

11

Schedule 12 to Perfection Certificate

Deposit Accounts

Loan Party	Name and Address of Depository Bank	Account No.	Type of Account

12

Schedule 13(a) to Perfection Certificate

Patents and Trademarks

Patents

Loan Party	Title	Serial Number	Filing Date	Status

Patent Licenses

Licensor	Licensee	Date of License Agreement	Expiration Date of License	Patents Licensed

Trademarks

Loan Party	Mark	Reg. No.	Reg. Date	Serial No.	Filing Date	Status

Trademark Licenses

Licensor	Licensee	Date of License Agreement	Expiration Date of License	Trademarks Licensed

13

Trade Secret Licenses

Licenser	Licensee	Date of License Agreement	Expiration Date of License	Trade Secrets Licensed

Domain Names

Loan Party	Domain Name

14

Schedule 13(b) to Perfection Certificate

Copyrights

Loan Party	Title	Registration No.	Registration Date

Copyright Licenses

Licensor	Licensee	Date of License Agreement	Expiration Date of License	Copyrights Licensed

15

Schedule 14 to Perfection Certificate

Commercial Tort Claims

14

Schedule 15 to Perfection Certificate

Letter of Credit Rights

Loan Party	Account Party	Issuer	LC No.	Issue Date	Expiry Date	Amount

15

Schedule 16 to Perfection Certificate

Material Authorizations

16

Schedule 17 to Perfection Certificate

Real Property

Loan Party	Address	Owned or Leased	If Leased, Name and Address of Record Owner

Schedule 18 to Perfection Certificate

Government Contracts

Loan Party	Name and Address of Contracting Officer	Contract Start Date	Contract End Date	Agency	Description of Contract

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

[_______ __], 20[__]

I, ______________, do hereby certify that I am the [Chief Financial Officer] of FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), and that, as such, I am duly authorized to execute and deliver this Compliance Certificate on the Borrower’s behalf pursuant to Section 6.1(c) of the Credit Agreement, dated as of May 16, 2019, among the Borrower, the Lenders party thereto and ~~CITIZENS~~CIBC BANK USA, ~~N.A.,~~ as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Section references herein relate to the Credit Agreement unless stated otherwise. In the event of any conflict between the calculations set forth in this Compliance Certificate and the manner of calculation required by the Credit Agreement, the terms of the Credit Agreement shall govern and control.

1.                   Test Date. This Compliance Certificate is delivered for the fiscal [quarter/year] ended [________ __], 20[__] (the “Test Date”). Unless otherwise indicated, references to the “Period” refer to the four fiscal quarters ending on the Test Date.

2.                   No Default. No Default exists [, except as follows: [describe]].23

3.                   Financial Statements. ~~All~~The financial statements delivered herewith ~~have been prepared~~ fairly present, in all material respects, the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated and consolidating basis in accordance with GAAP. There has been no change in GAAP or in the application thereof that has resulted in a change to the financial statements accompanying this Compliance Certificate since the date of the Audited Financial Statements [, except as follows: [describe]].24

4.                   Subsidiaries. The Borrower has no Subsidiaries other than (a) those that existed on the Closing Date and were reflected in the Perfection Certificate delivered to the Administrative Agent on such date, (b) those formed or acquired after the Closing Date with respect to which the Administrative Agent was previously notified either pursuant to Section 6.12 of the Credit Agreement, in an additional Perfection Certificate or in a previous Compliance Certificate, and (c) those other Subsidiaries set forth on Schedule 4 to this Compliance Certificate, which Schedule sets forth for each such Subsidiary whether such Subsidiary is (i) a Domestic Subsidiary, (ii) a Guarantor (including the basis for it not being a Guarantor, if applicable), (iii) a first tier Foreign Subsidiary or (iv) an Excluded Subsidiary (including the basis for its constituting an Excluded Subsidiary).

___________________

[23]	Specify the nature and status thereof and any action taken or proposed to be taken with respect thereto.

24 Specify the nature of such change and the effect on the financial statements accompanying this Compliance Certificate.

5.                   Security Interests. There have been no changes to the jurisdiction of organization or legal name of any Loan Party since the latest of the (i) the Closing Date, (ii) any later written notice of such change provided to the Administrative Agent and (iii) the date of the last Compliance Certificate delivered pursuant to Section 6.1(c) of the Credit Agreement [in each case, except as follows: [describe]].25

6.                   Financial Covenant Compliance.

(a)                Leverage Ratio. As of the Test Date, the Leverage Ratio was [_.__]:1:00, calculated as set forth on Schedule 6(a) to this Compliance Certificate. The maximum permitted Leverage Ratio as of the Test Date pursuant to Section 7.12(a) of the Credit Agreement was [_.__]:1:00.

(b)                Fixed Charge Coverage Ratio. As of the Test Date, the Fixed Charge Coverage Ratio was [_.__]:1:00, calculated as set forth on Schedule 6(b) to this Compliance Certificate. The minimum required Fixed Charge Coverage Ratio as of the Test Date pursuant to Section 7.12(b) of the Credit Agreement was ~~[_.__]~~1.15:1:00.

(c)                Consolidated Net Worth. As of the Test Date, the Consolidated Net Worth was calculated as set forth on Schedule 6(c) to this Compliance Certificate. The minimum required Consolidated Net Worth pursuant to Section 7.12(c) of the Credit Agreement is $50,000,000.

[Signature page follows]

___________________

25       Specify each such change.

2

IN WITNESS WHEREOF, I have executed this Compliance Certificate on behalf of the Borrower as of the date first above-written.

FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation

By:
Name:	[Chief Financial Officer]
Title:

SCHEDULE 4 TO COMPLIANCE CERTIFICATE

SUBSIDIARIES

SCHEDULE 6(a) TO COMPLIANCE CERTIFICATE

CALCULATION OF THE LEVERAGE RATIO

SCHEDULE 6(b) TO COMPLIANCE CERTIFICATE

CALCULATION OF THE FIXED CHARGE COVERAGE RATIO

SCHEDULE 6(c) TO COMPLIANCE CERTIFICATE

CALCULATION OF CONSOLIDATED NET WORTH

EXHIBIT F

FORM OF CLOSING CERTIFICATE OF [NAME OF LOAN PARTY]

[_______], 2019

Reference is made to the Credit Agreement, dated as of May 16, 2019, among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation, the Lenders party thereto and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Certificate is being delivered pursuant to Section 4.1(d) of the Credit Agreement.

The undersigned, [the Secretary] [an Assistant Secretary] of [Name of Loan Party], a [___________] [corporation] [limited liability company] (the “Company”), hereby certifies as follows:

1.                   Annexed hereto as Annex A is a true, complete and correct copy of a long form [Certificate of Incorporation] [Certificate of Formation] of the Company certified by the [Secretary of State] of the [Commonwealth][State] of [_________], including, without limitation, all amendments thereto through the date hereof.

2.                   Annexed hereto as Annex B is a true, complete and correct copy of the [by-laws] [Operating Agreement] of the Company, including, without limitation, all amendments thereto through the date hereof.

3.                   Annexed hereto as Annex C is a true, complete and correct copy of all resolutions of the [Board of Directors] [Board of Managers] [Managing Member] of the Company, adopted [at a meeting duly called at which a quorum was present and voting throughout] [by unanimous written consent], authorizing the execution, delivery and performance of the Loan Documents to which the Company is a party and the transactions contemplated thereby, all of which resolutions are in full force and effect on the date hereof. There are no other resolutions adopted by the Company related to the Loan Documents or the transactions contemplated thereby.

4.                   Annexed hereto as Annex D is a true and correct list of the persons that are duly elected or appointed, as the case may be, and qualified officers of the Company holding the offices indicated opposite their respective names, authorized to execute the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) on behalf of the Company and the signatures and offices appearing opposite their respective names are the genuine signatures and offices of such persons.

5.                   Attached hereto as Annex E are certificates of good standing issued by the [Secretaries of State] [and the relevant taxing authorities] of the [Commonwealths][States] of [_________].

[Signature page follows]

IN WITNESS WHEREOF, we have hereunto set our names as of the date first above-written.

[President][Vice President]

[Secretary][Assistant Secretary]

EXHIBIT G

FORM OF SUBSIDIARY JOINDER AGREEMENT

SUBSIDIARY JOINDER AGREEMENT (this “Agreement”), dated as of [________ __], 20[__], by and between [NAME OF NEW SUBSIDIARY] a [___________] [corporation] [limited liability company] (the “New Subsidiary”), and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent under the Credit Agreement referred to in the next paragraph acting on behalf of the Secured Parties.

RECITALS

A.       Reference is made to (i) Credit Agreement, dated as of May 16, 2019, among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation n (the “Borrower”), the Lenders party thereto and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (ii) the Guarantee Agreement, dated as of May 16, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), by and among the Borrower, the Guarantors party thereto (together with the Borrower, the “Loan Parties”; each, a “Loan Party”) and the Administrative Agent, and (iii) the Pledge and Security Agreement, dated as of May 16, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by and among the Loan Parties and the Administrative Agent.

B.       Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement, the Guarantee Agreement and the Security Agreement, as applicable.

C.       The New Subsidiary is a [direct] [indirect] Subsidiary of the Borrower.

D.       Pursuant to Section 6.12 of the Credit Agreement, the New Subsidiary is required to execute and deliver this Agreement for the purposes described herein.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the New Subsidiary hereby agrees as follows:

Section 1.          Assumption and Joinder.

(a)                Guarantee. The New Subsidiary hereby expressly (i) joins in and agrees to be bound by all of the provisions of the Guarantee Agreement, (ii) hereby assumes the obligations and liabilities of a Guarantor (as defined in the Guarantee Agreement) under the Guarantee Agreement and (iii) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder, in each case with the same force and effect as if originally named therein as a Guarantor. The New Subsidiary acknowledges and agrees that its liability under the Guarantee Agreement shall be joint and several with the other Guarantors party thereto. From and after the date hereof, each reference to a “Guarantor” in the Loan Documents shall be deemed to include the New Subsidiary.

(b)                Security Agreement. The New Subsidiary hereby expressly joins in and agrees to be bound by all of the provisions of the Security Agreement and hereby assumes the obligations and liabilities of a Grantor (as defined in the Security Agreement) under the Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Subsidiary hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations, does hereby grant, subject to the terms and conditions of the Security Agreement, to the Administrative Agent for the benefit of the Secured Parties, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) now or hereafter owned or held by or on behalf of the New Subsidiary. From and after the date hereof, each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary.

Section 2.          Representations and Warranties.

(a)                The execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party are within the New Subsidiary’s corporate, partnership, limited liability company or other analogous powers and have been duly authorized by all necessary corporate, partnership, limited liability company or other analogous and, if required, equity holder action of the New Subsidiary. This Agreement has been duly executed and delivered by the New Subsidiary and this Agreement and each of the other Loan Documents to which the New Subsidiary is a party constitutes a legal, valid and binding obligation of the New Subsidiary, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                The New Subsidiary hereby expressly represents and warrants that each of the representations and warranties made by or with respect to it set forth in the Loan Documents are true and correct in all material respects, provided that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)                The New Subsidiary represents and warrants that it has received and reviewed copies of the Credit Agreement and each of the other Loan Documents.

Section 3.          Perfection Certificate, Etc.

(a)                The New Subsidiary has delivered or caused to be delivered to the Administrative Agent a Perfection Certificate and all other documents required of it as a Loan Party.

Section 4.          Miscellaneous.

(a)                This Agreement, the Guarantee Agreement and the Security Agreement constitute the entire contract among the New Subsidiary and the Secured Parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, among such parties relating to the subject matter hereof.

(b)                This Agreement shall be binding upon the New Subsidiary and its permitted successors and assigns, and shall inure to the benefit of the Administrative Agent and the other Secured Parties, and their successors and assigns.

(c)                In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which shall be as close as possible to that of the invalid, illegal or unenforceable provisions.

(d)                The New Subsidiary shall pay, or shall cause to be paid, all costs and expenses of the Administrative Agent, including, without limitation, reasonable and documented attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Agreement.

(e)                The New Subsidiary represents and warrants that it has consulted with independent legal counsel of its selection in connection with this Agreement and is not relying on any representations or warranties of the Administrative Agent or the other Secured Parties or their counsel in entering into this Agreement.

(f)                 The New Subsidiary hereby agrees that all notices and other communications required or permitted to be sent to it under this Agreement and the Loan Documents are to be sent to it at the same address as provided in Section 10.1 of the Credit Agreement for notices to the Loan Parties.

(g)                This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(h)                Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the New Subsidiary, or any of its property, in the courts of any jurisdiction.

(i)                 Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in clause (h) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(j)                 Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by law.

(k)                EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(l)                 This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have caused this Subsidiary Joinder Agreement to be duly executed as of the date first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:

Acknowledged and accepted as of the

date first written above:

~~CITIZENS~~CIBC BANK USA, ~~N.A.,~~

as Administrative Agent

By:
Name:
Title:

EXHIBIT H-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to Credit Agreement, dated as of May 16, 2019, among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation, the Lenders party thereto and ~~Citizens~~CIBC Bank~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to the provisions of Section 3.6 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name
Title:

Date: [________ __], 20[__]

EXHIBIT H-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to Credit Agreement, dated as of May 16, 2019, among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation, the Lenders party thereto and ~~Citizens~~CIBC Bank~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to the provisions of Section 3.6 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name
Title:

Date: [________ __], 20[__]

EXHIBIT H-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to Credit Agreement, dated as of May 16, 2019, among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation, the Lenders party thereto and ~~Citizens~~CIBC Bank~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to the provisions of Section 3.6 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF PARTICIPANT]

By:
Name
Title:

Date: [________ __], 20[__]

EXHIBIT H-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to Credit Agreement, dated as of May 16, 2019, among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation, the Lenders party thereto and ~~Citizens~~CIBC Bank~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to the provisions of Section 3.6 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E (as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

[NAME OF LENDER]

By:
Name
Title:

Date: [________ __], 20[__]

EXHIBIT I

FORM OF MASTER INTERCOMPANY NOTE

[_______], 2019

FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower (each, in such capacity, a “Payor”) from time to time with respect to any loan or advance (each an “Advance” and collectively, “Advances”) from any other entity listed on the signature page hereto, hereby promises to pay on demand to such other entity (each, in such capacity, a “Payee”) or its registered assigns, in immediately available funds in the currencies as shall be agreed from time to time between such Payor and such Payee (or its assigns) at such location as the applicable Payee (or its registered assigns) shall from time to time designate, the unpaid principal amount of all Advances made by such Payee to such Payor. Each Payor promises also to pay interest, if any, on the unpaid principal amount of all such Advances in like currency at said location from the date of each such Advance until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee (or its assigns).

This note is the Master Intercompany Note referred to in the Credit Agreement, dated as of May 16, 2019, among Franchise Group Intermediate L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to Liberty Tax, Inc., a Delaware corporation, the Lenders party thereto and ~~the Citziens~~CIBC Bank~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and is subject to the terms thereof, and shall be pledged by each Payee pursuant to the Security Agreement, to the extent required pursuant to the terms thereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Each Payee hereby acknowledges and agrees that the Administrative Agent may exercise all rights provided in the Credit Agreement and the Security Agreement with respect to this Master Intercompany Note as long as the Credit Agreement remains in effect.

Each Payee is hereby authorized (but not required) to record all Advances made by it to any Payor (all of which shall be evidenced by this Master Intercompany Note), the date of each Advance, the interest rate applicable thereto, and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence absent manifest error of the accuracy of the information contained therein, provided that the failure to so record or any error therein shall not in any manner affect the obligation of each Payor to repay the Advances. Each payment in respect of an Advance shall be applied first to accrued and unpaid interest thereon and then to the unpaid principal amount thereof.

Anything in this Master Intercompany Note to the contrary notwithstanding, the indebtedness evidenced by this Master Intercompany Note owed by any Payor that is a Loan Party (or a Payor that becomes a Loan Party pursuant to the terms of the Credit Agreement) to any Payee that is not a Loan Party (any such Payor and Payee with respect to any such indebtedness, an “Affected Payor” or “Affected Payee”, as relevant) shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Loan Document Obligations of such Affected Payor, including without limitation, where applicable, under the Credit Agreement and the other Loan Documents (such Loan Document Obligations being hereinafter collectively referred to as “Senior Indebtedness”):

(i)                 in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Affected Payor or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Affected Payor in connection with an insolvency or bankruptcy event referred to above, then (A) the Termination Date shall have occurred before any Affected Payee shall be entitled to receive (whether directly or indirectly), or shall make any demand for, any payment on account of this Master Intercompany Note and (B) until the Termination Date shall have occurred, each payment or distribution to which such Affected Payee would otherwise be entitled (other than in the form of debt securities of such Applicable Payor that are subordinated, to at least the same extent as this Master Intercompany Note, to the payment of all Senior Indebtedness then outstanding (such securities being hereinafter referred to as “Restructured Debt Securities”)) in respect of this Master Intercompany Note shall instead be made to the Administrative Agent for the account of the holders of Senior Indebtedness;

(ii)                 if any Default shall occur and be continuing, then each payment or distribution to which such Affected Payee would otherwise be entitled in respect of this Master Intercompany Note shall instead be made to the Administrative Agent for the account of the holders of Senior Indebtedness; and

(iii)               if any payment or distribution of any character, whether in cash, securities or other property (other than Restructured Debt Securities), in respect of this Master Intercompany Note shall (despite these subordination provisions) be received by any Payee in violation of clause (i) or (ii) above, such payment or distribution shall be held in trust by such Person for the benefit of, and shall be paid over or delivered to, the Administrative Agent for the account of the holders of Senior Indebtedness.

To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Master Intercompany Note by any act or failure to act on the part of any Affected Payor or by any act or failure to act on the part of such holder or any trustee or agent for such holder. Each Affected Payee and each Affected Payor hereby agrees that the subordination of this Master Intercompany Note is for the benefit of the Secured Parties and that the Administrative Agent may, on behalf of itself and the other Secured Parties, proceed to enforce the subordination provisions herein. Notwithstanding anything to the contrary contained herein, the right to enforce the subordination of this Master Intercompany Note may only be enforced by the Administrative Agent, and its successors and assigns to the extent permitted by the terms of the Credit Agreement, on behalf of the holders of Senior Indebtedness.

Nothing contained in the subordination provisions set forth above is intended to or will impair, as between each Payor and each Payee, the obligations of such Payor, which are absolute and unconditional, to pay to such Payee the principal of and interest, if any, on this Master Intercompany Note as and when due and payable in accordance with its terms, or is intended to or will affect the relative rights of such Payee and other creditors of such Payor other than the holders of Senior Indebtedness. For the avoidance of doubt, this Master Intercompany Note as between each Payor and each Payee contains additional terms to any intercompany loan agreement between them and this Master Intercompany Note does not in any way replace such intercompany loans between them nor does this Master Intercompany Note in any way change the principal amount of any intercompany loans between them; provided, that the terms of such intercompany agreements shall not be in conflict with the terms of this Master Intercompany Note, and to the extent that there is a conflict, the terms of this Master Intercompany Note shall control and govern.

Upon the commencement of any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar proceeding of any jurisdiction relating to any Payor, the unpaid principal amount hereof and all unpaid interest thereon with respect to the applicable Payor shall become immediately due and payable without presentment, demand, protest or notice of any kind in connection with this Master Intercompany Note.

Each Payor hereby waives (to the fullest extent permitted by applicable law) presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Master Intercompany Note.

Whenever in this Master Intercompany Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. Each Payor shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents. No failure or delay of each Payee in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Master Intercompany Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between each Payor and each Payee with respect to which such waiver, amendment, modification or consent is to apply.

THIS MASTER INTERCOMPANY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Each Payor, and by accepting this Note, each Payee, hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Master Intercompany Note or the other Loan Documents, or for recognition or enforcement of any judgment, and each Payor hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Each Payor, and by accepting this Master Intercompany Note, each Payee, agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Master Intercompany Note shall affect any right that each Payee may otherwise have to bring any action or proceeding relating to this Master Intercompany Note or the other Loan Documents against each Payor, or any of its property, in the courts of any jurisdiction.

Each Payor, and by accepting this Master Intercompany Note, each Payee, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Master Intercompany Note or the other Loan Documents in any court referred to in the preceding paragraph hereof. Each Payor, and by accepting this Master Intercompany Note, each Payee, hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each Payor and, by accepting this Master Intercompany Note, each Payee, irrevocably consents to service of process in any matter regarding this Master Intercompany Note in any manner permitted by law.

EACH PAYOR, AND BY ACCEPTING THIS MASTER INTERCOMPANY NOTE, EACH PAYEE, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS MASTER INTERCOMPANY NOTE. EACH PAYOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PAYEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PAYEE WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT EACH PAYEE HAS BEEN INDUCED TO ACCEPT THIS MASTER INTERCOMPANY NOTE BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Payor has executed this Master Intercompany Note as of the date and year first written above.

FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation

By:
Name:
Title:

[NAME OF PAYOR]

By:
Name:
Title:

[NAME OF PAYOR]

By:
Name:
Title:

SCHEDULE TO MASTER INTERCOMPANY NOTE

Payor	Payee	Date	Advance	Repayment	Balance Outstanding

EXHIBIT J

FORM OF SOLVENCY CERTIFICATE

[________], 2019

The undersigned, [the Chief Financial Officer] of FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation (the “Borrower”), hereby certifies on behalf of the Borrower, pursuant to Section 4.1(h) of the Credit Agreement, dated as of May 16, 2019, among the Borrower, the Lenders party thereto and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent (the “Credit Agreement”), that:

1.                   Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.                   I have reviewed the Credit Agreement and have made, or have caused to be made, such examinations or investigations as is necessary to enable me to express an informed opinion as to the matters referred to herein. The financial information, projections and assumptions that underlie and form the basis for the certifications made in this Solvency Certificate were made in good faith and were based on assumptions reasonably believed by the Borrower to be fair in light of the circumstances existing at the time made and continue to be fair as of the date hereof. For purposes of providing this Solvency Certificate, the amount of contingent liabilities has been computed as the amount that, in the light of all the facts and circumstances existing as of the time of such computation, represents the amount that can reasonably be expected to become an actual or matured liability.

3.                   I acknowledge that the Administrative Agent, the L/C Issuer and the Lenders are relying on the truth and accuracy of this Solvency Certificate in connection with the making of Loans and the issuance of Letters of Credit under the Credit Agreement.

4.                   Based upon the review and examination described in paragraph 2 above, I hereby certify, on behalf of the Borrower and not individually, that as of the date hereof, immediately before and immediately after giving effect to the Transactions on the Closing Date:

(a)                the present fair salable value of the property and assets of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP exceeds the debts and liabilities, including contingent liabilities, of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP;

(b)                the present fair salable value of the property and assets of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP is greater than the amount that will be required to pay the probable liability of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP on their debts and other liabilities, including contingent liabilities, as such debts and other liabilities become absolute and matured;

(c)                the Borrower and its Subsidiaries do not intend to, and do not believe that they will, incur debts or liabilities, including contingent liabilities, beyond their ability to pay such debts and liabilities as they become absolute and matured;

(d)                the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP do not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted; and

(e)                in consummating the Transactions contemplated by the Credit Agreement, neither any Loan Party nor any of its Subsidiaries intends to disturb, delay, hinder or defraud either present or future creditors or other persons to which such Loan Party or such Subsidiary is or will become, on or after the date hereof, indebted.

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate on behalf of the Borrower as of the date first above-written.

FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation

By:
Name:	[Chief Financial Officer]
Title:

EXHIBIT K

FORM OF SECURED OBLIGATION DESIGNATION NOTICE

Date: [________ __], 20[__]

To:	~~Citizens~~CIBC Bank USA, ~~N.A.,~~

as Administrative Agent

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of May 16, 2019, among FRANCHISE GROUP INTERMEDIATE L 2, LLC, a Delaware limited liability company, as ~~succesor~~successor in interest to LIBERTY TAX, INC., a Delaware corporation, the Lenders party thereto and ~~CITIZENS~~CIBC BANK~~, N.A.~~ USA, as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The undersigned, [Name of Provider], a [___________] [corporation] [limited liability company] (the “Counterparty”), is a counterparty to the [Swap Agreement] [agreement to provide Cash Management Services] described on Schedule 1 hereto (the “Agreement”) with the Loan Party referred to on such Schedule. The Counterparty is delivering this Secured Obligation Designation Notice as required under the Credit Agreement in order that the obligations of such Loan Party to the Counterparty under the Agreement constitute [Swap Agreement Obligations] [Cash Management Obligations] and that the Counterparty be a Secured Party in respect thereof.26

1.       Designation. The Counterparty hereby represents and warrants to the Administrative Agent that the Agreement [was in effect on the Closing Date and the Counterparty was a Lender or an Affiliate of a Lender on the Closing Date] [was entered into after the Closing Date and on the date on which the Agreement was entered into or thereafter, the Counterparty was or became a Lender or Affiliate of a Lender].27

2.       Loan Documents. By executing and delivering this Secured Obligation Designation Notice, the Counterparty hereby agrees to be bound by all of the provisions of the Loan Documents which are applicable to it as a provider of the services described in the Agreement, including, without limitation, the provisions of Articles 9 and 10 of the Credit Agreement. In addition, the Counterparty hereby (a) acknowledges and agrees that it has received a copy of the Loan Documents and such other documents and information as it has deemed appropriate to make its own decision to enter into the Agreement and execute and deliver this Secured Obligation Designation Notice, (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto (including, without limitation, the provisions of Articles 9 and 10 of the Credit Agreement), (c) agrees that it will be bound by the provisions of the Loan Documents and will perform in accordance with its terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a provider of the services described in the Agreement. Without limiting the foregoing, the Counterparty agrees to indemnify the Administrative Agent as contemplated by Section 10.3(b) of the Credit Agreement and agrees to the provisions of Section 10.3(d) of the Credit Agreement mutatis mutandis and (d) acknowledges and agrees to the terms and conditions set forth in Section 9.12 of the Credit Agreement.

___________________

[26]	Delete inapplicable items.

27        Delete inapplicable items.

3.       Governing Law. This Secured Obligation Designation Notice shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned has caused this Secured Obligation Designation Notice to be duly executed as of the date first above written.

[NAME OF COUNTERPARTY]

By:
Name:
Title:

Acknowledged and accepted as of the

date first written above:

~~CITIZENS~~CIBC BANK USA, ~~N.A.,~~

as Administrative Agent

By:
Name:
Title:

Schedule 1 to Secured Obligation Designation Notice

EXHIBIT B

SCHEDULE 2.1

COMmitMENTS

Lender	Commitment
CIBC Bank USA	$75,000,000
Citizens Bank, N.A.	$30,000,000
First Tennessee Bank, N.A.	$20,000,000
Total:	$125,000,000